                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: ANC Rental Corporation, et al.     Case No. 01-11200 Jointly Administered

                                          Reporting Period:
                                                 January 1, 2002
                                                 January 31, 2002

                            MONTHLY OPERATING REPORT

Attachments:
         MOR-1:
                  Substitute MOR - 1 Schedule of Receipts and Disbursements Copies of Debtor's Bank Reconciliations
                  Copies of Disbursement Journals
         MOR-2:
                  Substitute MOR-2 Consolidated Statement of Operations Supplemental Combining Statement of Operations - Summary Level
         MOR-3
                  Substitute MOR-3 Consolidated Balance Sheet at Reporting Date Supplemental Combining Balance Sheet at Reporting Date
         MOR-4
                  Status of Post Petition Taxes including:
                        Schedule of Payroll Taxes Paid Post Petition
                        Schedule of Other Taxes Paid and Remaining Post Petition Tax Liability
                        Copies of All Tax Returns Filed During Reporting Period
                  Summary of Unpaid Post Petition Debts
                  Schedule of Aged Accounts Payable
         MOR-5
                  Accounts Receivable Reconciliation and Aging Reports
                  Completed Debtor Questionnaire

I declare under penalty of perjury (28 U.S.C. Section 1746), that this report and the attached documents are true and correct to the best of my knowledge and belief.



  /S/ Wayne Moor                                              February 22, 2002
----------------------------------

ANC Rental Corporation, et al.
Wayne Moor
Senior Vice President
Chief Financial Officer

ANC RENTAL CORPORATION, ET AL.            CASE NO. 01-11200 JOINTLY ADMINISTERED

          SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS-SUBSTITUTE MOR-1
               For the Period January 1, 2002 to January 31, 2002

                                                                 CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                              -------------------------------   ---------------------------------
                                                                  ACTUAL          PROJECTED         ACTUAL            PROJECTED
                                                              -------------     -------------   -------------       -------------
       Cash - Beginning of Period                             $ 287,944,001     $ 254,926,000   $ 101,226,814       $  99,778,000

Receipts:
       Credit Card and Local Deposits                         $ 160,721,892     $ 135,046,000   $ 451,249,081       $ 355,748,000
       Collections of Accounts Receivable                        27,049,534        36,991,000      88,450,560          69,746,000
       Other Receipts                                            34,981,672        18,200,000      34,981,672          58,200,000
                                                              -------------     -------------   -------------       -------------
       Total Receipts                                         $ 222,753,098     $ 190,237,000   $ 574,681,313       $ 483,694,000

Disbursements:
       US Trustee Fees Paid                                   $      67,500     $          --   $      67,500       $          --
  4    Fleet Operating Expenses                                   9,164,922        12,057,000      20,736,528          25,796,000
 5a    Personnel - Net Cash Payroll                              23,702,819        22,857,409      56,619,590           60,857,409
 5b    Personnel - Payroll Taxes Paid                             9,209,019         8,879,713      22,720,359          21,879,713
 5c    Personnel - Benefits Payments                              3,405,307         3,283,536       8,795,330           8,283,536
 5d    Personnel - Payments of Garnishments Withheld                160,319           154,587         516,068             554,587
  6    Travel Expenses Paid                                         411,608           324,000         603,650             686,000
  7    Fuel Payments For Rental Fleet                             3,128,112         4,010,000       7,194,025           9,353,000
  8    Airport - Agency - Concession Fees Paid                   14,713,757         5,616,000      29,450,528          19,472,000
  9    Insurance Payments Auto Liability                          1,191,118         6,882,000       1,662,648          12,293,000
 10    Insurance - Other                                            132,736           686,000       2,584,738             686,000
 11    Facility and Other Fixed Operating Expenses Paid          14,042,905        12,797,000      34,452,537          37,051,000
 12    Other Miscellaneous Operating Expenses Paid                  411,437         2,540,000         911,446           4,183,000
 13    Travel Agency Tour Operator Commission Payments            7,139,619         6,677,000      13,800,026          14,417,000
 14    Advertising Payments                                       3,164,288         6,439,000       4,267,219          10,668,000
 15    IT Consulting Payments                                     4,929,671         4,429,000       5,377,514           7,829,000
 16    IT Other Cash Payments                                     2,497,096         5,462,000       5,070,779          11,083,000
 17    Sales Taxes and Other Taxes Paid                          24,897,829        25,024,000      57,533,970          65,722,000
 18    Professional Fees Paid - Ordinary Course                   2,416,878         1,000,000       2,660,657           3,298,000
 19    Professional Fees Paid - Bankruptcy Professionals                 --         1,480,000              --           2,280,000
 20    Other Miscellaneous Non-Operating Expenses Paid            6,572,375         1,973,000       8,633,560           3,872,000
 22    Liability Insurance Payments - Self Insured Program        6,195,938         3,690,000      12,410,208          13,690,000
 23    Capital Expenditures                                         336,688         2,880,000         407,037           3,930,000
 24    Interest Paid                                              5,319,973                --       5,330,555             250,000
 25    Vehicle Holding Costs Paid                                96,940,426        98,493,000     103,556,896         103,768,000
25.1   Fleet Purchase Payments Made                              20,397,848        18,200,000      20,397,848          18,200,000
 26    Working Capital Fundings to Subsidiaries                          --                --              --                  --
                                                              -------------     -------------   -------------       -------------
Total Disbursements                                           $ 260,550,189     $ 255,834,245   $ 425,761,216       $ 460,102,245

Net Cash Flow                                                 $ (37,797,091)    $ (65,597,245)  $ 148,920,097       $  23,591,755

                                                              -------------     -------------   -------------       -------------
Cash at End of Period                                         $ 250,146,910     $ 189,328,755   $ 250,146,911       $ 123,369,755
                                                              =============     =============   =============       =============

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY INCOME STATEMENT
FOR THE PERIODS AS INDICATED

                                                                                        COMMENCEMENT
                                                        CALENDAR MONTH                   OF CASE TO
                                                     OF JANUARY 31, 2002              JANUARY 31, 2002
                                                     -------------------              ----------------
Total Revenue                                             152,220,642                    419,802,563

Direct Operating Costs                                     86,826,413                    233,105,294
Vehicle Depreciation, net                                  67,029,561                    195,149,446
SGA                                                        38,752,349                    106,021,457
Amortization of Intangibles                                       420                      1,239,877
Transition Cost                                             5,033,534                    339,547,346
Interest Income                                              (467,474)                    (1,080,316)
Interest Expense                                            5,747,417                     14,868,185
FMV Stand Alone Caps                                               --                       (393,268)
Other (income) / expense net                                8,150,288                     26,661,795
Loss on Sale and Leaseback Transaction

                                                         ------------                   ------------
Income / (Loss) Before Tax                                (58,851,866)                  (495,317,253)

Income Taxes                                                       --                             --
Extraordinary Gains/(Losses)                                       --                             --

Net Income after Tax, before adoption                     (58,851,866)                  (495,317,253)
                                                         ------------                   ------------

Cumm effect of chg in acct p,net of tax                            --                             --

                                                         ------------                   ------------
Net Income                                                (58,851,866)                  (495,317,253)
                                                         ============                   ============

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                                                    ALAMO            ALAMO
                                                   ANC RENTAL     NA OPS SHARED  INTERNATIONAL     RENT A CAR-        ALAMO RENT A
                                                   CORPORATION       SERVICES     SALES, INC.     MANAGEMENT LP          CAR LLC
                                                   -----------    -------------  -------------    -------------       -------------
Total Revenue                                              --            --           --                  --           58,937,843

Direct Operating Costs                                     --            --           --                  --           38,279,260
Vehicle Depreciation, net                                  --            --           --                  --           26,140,273
SGA                                                 1,596,132            --           --                  --           15,381,691
Amortization of Intangibles                                --            --           --                  --                   --
Transition Cost                                     1,924,500            --           --                  --                   --
Interest Income                                            --            --           --                  --                   --
Interest Expense                                    4,179,092            --           --                  --              319,285
FMV Stand Alone Caps                                       --            --           --                  --                   --
Other (income) / expense net                       10,121,996            --           --          (4,537,026)           7,844,793
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                        (17,821,720)           --           --           4,537,026          (29,027,459)

Income Taxes                                               --            --           --                  --                   --
Extraordinary Gains/(Losses)                               --            --           --                  --                   --

Net Income after Tax, before adoption             (17,821,720)           --           --           4,537,026          (29,027,459)

Cumm effect of chg in acct p,net of tax                    --            --           --                  --                   --

                                               -----------------------------------------------------------------------------------
Net Income                                        (17,821,720)           --           --           4,537,026          (29,027,459)
                                               -----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                   ANC
                                                COLLECTOR          ANC              ANC              ANC
                                                 CORP-          COLLECTOR        COLLECTOR        FINANCIAL             ANC
                                                NATIONAL        CORP-ALAMO       CORP-SRAC       CORPORATION         FINANCIAL LP
                                               ----------      -----------       ---------       -----------         ------------
Total Revenue                                         --             --                 --               --                   --

Direct Operating Costs                                --             --                 --               --                   --
Vehicle Depreciation, net                             --             --                 --               --                   --
SGA                                                   --             --                 --           20,216                   --
Amortization of Intangibles                           --             --                 --               --                   --
Transition Cost                                       --             --                 --               --                   --
Interest Income                                       --             --                 --               --             (456,276)
Interest Expense                                      --             --                 --               --                   --
FMV Stand Alone Caps                                  --             --                 --               --                   --
Other (income) / expense net                    (885,821)      (800,841)          (129,938)               3             (691,280)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                       885,821        800,841            129,938          (20,219)           1,147,556

Income Taxes                                          --             --                 --               --                   --
Extraordinary Gains/(Losses)                          --             --                 --               --                   --

Net Income after Tax, before adoption            885,821        800,841            129,938          (20,219)           1,147,556

Cumm effect of chg in acct p,net of tax               --             --                 --               --                   --

                                              ----------------------------------------------------------------------------------
Net Income                                       885,821        800,841            129,938          (20,219)           1,147,556
                                              ----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                                                           ANC            ANC         ANC PAYROLL
                                                 ANC INFORMATION    ANC INFORMATION     MANAGEMENT     MANAGEMENT    ADMINISTRATION
                                                  TECHNOLOGY, INC.  TECHNOLOGY, LP    SERVICES, CORP   SERVICES LP        LLC
                                                 -----------------  ---------------   --------------   -----------   --------------
Total Revenue                                           --                   --               --              --            --

Direct Operating Costs                                  --                   --               --              --            --
Vehicle Depreciation, net                               --                   --               --              --            --
SGA                                                     --                    1               --          20,714        64,154
Amortization of Intangibles                             --                   --               --              --            --
Transition Cost                                         --                   --               --              --            --
Interest Income                                         --                   --               --              --            --
Interest Expense                                        --                   --               --              --            --
FMV Stand Alone Caps                                    --                   --               --              --            --
Other (income) / expense net                            --           (1,119,446)              --         (76,273)      (69,864)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                              --            1,119,445               --          55,559         5,710

Income Taxes                                            --                   --               --              --            --
Extraordinary Gains/(Losses)                            --                   --               --              --            --

Net Income after Tax, before adoption                   --            1,119,445               --          55,559         5,710

Cumm effect of chg in acct p,net of tax                 --                   --               --              --            --

                                                   ---------------------------------------------------------------------------
Net Income                                              --            1,119,445               --          55,559         5,710
                                                   ---------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                                                                                       CLAIMS
                                                                                                    CAR RENTAL       MANAGEMENT
                                               ARC-GP, INC.  ARC-TM, INC.     AUTO RENTAL INC.      CLAIMS, INC.     CENTER, INC.
                                               ------------  ------------     ----------------      ------------     ------------
Total Revenue                                        --           --                 --                      --            --

Direct Operating Costs                               --           --                 --                (305,517)           --
Vehicle Depreciation, net                            --           --                 --                      --            --
SGA                                                  --        1,888                 --                 325,651            --
Amortization of Intangibles                          --           --                 --                      --            --
Transition Cost                                      --           --                 --                      --            --
Interest Income                                      --           --                 --                      --            --
Interest Expense                                     --           --                 --                      --            --
FMV Stand Alone Caps                                 --           --                 --                      --            --
Other (income) / expense net                         --           --                 --              (1,085,243)           --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                           --       (1,888)                --               1,065,109            --

Income Taxes                                         --           --                 --                      --            --
Extraordinary Gains/(Losses)                         --           --                 --                      --            --

Net Income after Tax, before adoption                --       (1,888)                --               1,065,109            --

Cumm effect of chg in acct p,net of tax              --           --                 --                      --            --

                                               ------------------------------------------------------------------------------
Net Income                                           --       (1,888)                --               1,065,109            --
                                               ------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                                              NATIONAL CAR         NATIONAL CAR
                                                  GUY SALMON      1253-     RENTAL LICENSING      RENTAL SYSTEM     NCR AFFILIATE
                                                   USA, INC.    SUBMITTED         INC                   INC         SERVICER, INC.
                                                  ----------    ---------   ----------------      --------------    --------------
Total Revenue                                          --           --          2,077,882            72,544,366              --

Direct Operating Costs                                 --           --                 24            37,757,197              --
Vehicle Depreciation, net                              --           --                 --            32,219,885              --
SGA                                                    --           --            166,896            17,926,587          16,419
Amortization of Intangibles                            --           --                 --                    --              --
Transition Cost                                        --           --                 --                    --              --
Interest Income                                        --           --                 --                  (631)             --
Interest Expense                                       --           --                 --               325,199              --
FMV Stand Alone Caps                                   --           --                 --                    --              --
Other (income) / expense net                           --           --            627,031              (328,306)             --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                             --           --          1,283,931           (15,355,565)        (16,419)

Income Taxes                                           --           --                 --                    --              --
Extraordinary Gains/(Losses)                           --           --                 --                    --              --

Net Income after Tax, before adoption                  --           --          1,283,931           (15,355,565)        (16,419)

Cumm effect of chg in acct p,net of tax                --           --                 --                    --              --

                                                   ----------------------------------------------------------------------------
Net Income                                             --           --          1,283,931           (15,355,565)        (16,419)
                                                   ----------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                                                                    POST
                                                       NCRAS-                                    RETIREMENT
                                                     MANAGEMENT     NCRAS-GP,  NCRS INSURANCE  LIABILITY MGMT,   RENTAL LIABILITY
                                                        LP             INC.     AGENCY, INC.        INC.            MGMT, INC.
                                                    -----------     ---------  --------------  ---------------   ----------------
Total Revenue                                               --           --          --                --                   --

Direct Operating Costs                                      --           --          --                --                   --
Vehicle Depreciation, net                                   --           --          --                --                   --
SGA                                                         --           --          --            78,454               26,236
Amortization of Intangibles                                 --           --          --                --                   --
Transition Cost                                             --           --          --                --                   --
Interest Income                                             --           --          --                --                   --
Interest Expense                                            --           --          --                --                   --
FMV Stand Alone Caps                                        --           --          --                --                   --
Other (income) / expense net                        (5,050,260)          --          --          (182,109)          (1,790,949)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                           5,050,260           --          --           103,655            1,764,713

Income Taxes                                                --           --          --                --                   --
Extraordinary Gains/(Losses)                                --           --          --                --                   --

Net Income after Tax, before adoption                5,050,260           --          --           103,655            1,764,713

Cumm effect of chg in acct p,net of tax                     --           --          --                --                   --

                                                   ------------------------------------------------------------------------------
Net Income                                           5,050,260           --          --           103,655            1,764,713
                                                   ------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                              REPUBLIC GUY                          SPIRIT               SRAC-
                                               REPUBLIC      SALMON PARTNER   ANC FINANCIAL       RENT-A-CAR           MANAGEMENT
                                             FIDUCIARY INC        INC            GP CORP              INC                   LP
                                             -------------   --------------   -------------       -----------          ----------
Total Revenue                                       --                --            --             15,212,065                 --

Direct Operating Costs                              --                --            --             10,053,296                 --
Vehicle Depreciation, net                           --                --            --              7,214,647                 --
SGA                                                 --           298,775            --              2,668,875                125
Amortization of Intangibles                         --                --            --                     --                420
Transition Cost                                     --                --            --              3,109,034                 --
Interest Income                                     --                --            --                (10,567)                --
Interest Expense                                    --                --            --                822,576                 --
FMV Stand Alone Caps                                --                --            --                     --                 --
Other (income) / expense net                        --           105,611           (11)             6,934,449           (736,251)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                          --          (404,386)           11            (15,580,245)           735,706

Income Taxes                                        --                --            --                     --                 --
Extraordinary Gains/(Losses)                        --                --            --                     --                 --

Net Income after Tax, before adoption               --          (404,386)           11            (15,580,245)           735,706

Cumm effect of chg in acct p,net of tax             --                --            --                     --                 --

                                             -----------------------------------------------------------------------------------
Net Income                                          --          (404,386)           11            (15,580,245)           735,706
                                             -----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL.
CASE NO. 01-11200, JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
FOR THE MONTH OF JANUARY 31, 2002

                                                      SRAC-GP,        NCR LICENSING-       SRAC-TM,              COMBINED
                                                         INC.           HAWAII JV             INC.                TOTALS
                                                      --------        --------------       ---------           ------------
Total Revenue                                             --             3,448,486             --              152,220,642

Direct Operating Costs                                    --             1,042,153             --               86,826,413
Vehicle Depreciation, net                                 --             1,454,756             --               67,029,561
SGA                                                       --               159,535             --               38,752,349
Amortization of Intangibles                               --                    --             --                      420
Transition Cost                                           --                    --             --                5,033,534
Interest Income                                           --                    --             --                 (467,474)
Interest Expense                                          --               101,265             --                5,747,417
FMV Stand Alone Caps                                      --                    --             --                       --
Other (income) / expense net                             (14)                   --             37                8,150,288
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                                14               690,777            (37)             (58,851,866)

Income Taxes                                              --                    --             --                       --
Extraordinary Gains/(Losses)                              --                    --             --                       --

Net Income after Tax, before adoption                     14               690,777            (37)             (58,851,866)

Cumm effect of chg in acct p,net of tax                   --                    --             --                       --

                                                     -----------------------------------------------------------------------
Net Income                                                14               690,777            (37)             (58,851,866)
                                                     -----------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                       ANC RENTAL                             1256-     NA OPS SHARED      1022-
                                                      CORPORATION       1256-SUBMITTED     ADJUSTMENTS     SERVICES      SUBMITTED
                                                         1500               1256.000        1256.999          1256        1022.000
                                                          USD                  USD            USD              USD           USD
                                                    --------------      --------------     ------------ -------------    ---------
Total Revenue                                                 --               --               --            --               --

Direct Operating Costs                                        --                1               --             1               --
Vehicle Depreciation, net                                     --               --               --            --               --
SGA                                                    7,038,737               --               --            --          (12,590)
Amortization of Intangibles                            1,220,420               --               --            --               --
Transition Cost                                      337,995,000               --               --            --               --
Interest Income                                               --               --               --            --               --
Interest Expense                                      10,828,241               --               --            --               --
FMV Stand Alone Caps                                    (393,268)              --               --            --               --
Other (income) / expense net                          27,461,818               --               --            --               --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                          (384,150,948)              (1)              --            (1)          12,590

Income Taxes                                                  --               --               --            --               --
Extraordinary Gains/(Losses)                                  --               --               --            --               --

Net Income after Tax, before adoption               (384,150,948)              (1)              --            (1)          12,590

Cumm effect of chg in acct p,net of tax                       --               --               --            --               --

                                                 --------------------------------------------------------------------------------
Net Income                                          (384,150,948)              (1)              --            (1)          12,590
                                                 --------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                                                                                          ANC
                                                                    ALAMO         ALAMO RENT A                         COLLECTOR
                                                   1022-        INTERNATIONAL         CAR-         ALAMO RENT A           CORP-
                                                ADJUSTMENTS      SALES, INC.      MANAGEMENT LP       CAR LLC           NATIONAL
                                                 1022.999           1022              1031             1006               1121
                                                    USD              USD               USD              USD                USD
                                                -----------     -------------     -------------    -------------      ------------
Total Revenue                                        --                --                 --        164,196,050                 --

Direct Operating Costs                               --                --                 --        101,762,230                 --
Vehicle Depreciation, net                            --                --                 --         69,696,432                 --
SGA                                                  --           (12,590)                --         41,375,125                 --
Amortization of Intangibles                          --                --                 --                 --                 --
Transition Cost                                      --                --                 --                 --                 --
Interest Income                                      --                --                 --                 --                 --
Interest Expense                                     --                --                 --           (274,186)                --
FMV Stand Alone Caps                                 --                --                 --                 --                 --
Other (income) / expense net                         --                --        (11,858,000)        24,115,279         (2,690,711)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                           --            12,590         11,858,000        (72,478,830)         2,690,711

Income Taxes                                         --                --                 --                 --                 --
Extraordinary Gains/(Losses)                         --                --                 --                 --                 --

Net Income after Tax, before adoption                --            12,590         11,858,000        (72,478,830)         2,690,711

Cumm effect of chg in acct p,net of tax              --                --                 --                 --                 --

                                                ----------------------------------------------------------------------------------
Net Income                                           --            12,590         11,858,000        (72,478,830)         2,690,711
                                                ----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                   ANC            ANC
                                                COLLECTOR      COLLECTOR        ANC FINANCIAL    ANC FINANCIAL    ANC INFORMATION
                                                CORP-ALAMO      CORP-SRAC        CORPORATION          LP           TECHNOLOGY INC.
                                                   1032           1211               1504           1506               1301
                                                   USD            USD                USD            USD                USD
                                              ------------     ----------       -------------    -------------   -----------------
Total Revenue                                           --           --                 --                 --            --

Direct Operating Costs                                  --           --                 --                 --            --
Vehicle Depreciation, net                               --           --                 --                 --            --
SGA                                                     --           --             42,789                 --            --
Amortization of Intangibles                             --           --                 --                 --            --
Transition Cost                                         --           --                 --                 --            --
Interest Income                                         --           --                 --         (1,066,641)           --
Interest Expense                                        --           --                 --                 --            --
FMV Stand Alone Caps                                    --           --                 --                 --            --
Other (income) / expense net                    (2,095,723)     885,443                 10         (3,866,336)           --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                       2,095,723     (885,443)           (42,799)         4,932,977            --

Income Taxes                                            --           --                 --                 --            --
Extraordinary Gains/(Losses)                            --           --                 --                 --            --

Net Income after Tax, before adoption            2,095,723     (885,443)           (42,799)         4,932,977            --

Cumm effect of chg in acct p,net of tax                 --           --                 --                 --            --

                                               -----------------------------------------------------------------------------------
Net Income                                       2,095,723     (885,443)           (42,799)         4,932,977            --
                                               -----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                                    ANC              ANC          ANC PAYROLL
                                             ANC INFORMATION     MANAGEMENT       MANAGEMENT     ADMINISTRATION
                                              TECHNOLOGY, LP   SERVICES, CORP     SERVICES LP          LLC           ARC-GP, INC.
                                                   1509            1501              1503             1508               1030
                                                   USD             USD               USD              USD                USD
                                             ---------------   --------------     -----------    ---------------     ------------
Total Revenue                                           --           --                 --                 --             --

Direct Operating Costs                                  --           --                 --                 --             --
Vehicle Depreciation, net                               --           --                 --                 --             --
SGA                                                     --           --             57,271            192,521             --
Amortization of Intangibles                             --           --                 --                 --             --
Transition Cost                                         --           --                 --                 --             --
Interest Income                                         --           --                 --                 --             --
Interest Expense                                        --           --                 --                 --             --
FMV Stand Alone Caps                                    --           --                 --                 --             --
Other (income) / expense net                    (2,847,801)          --           (214,124)          (209,659)            --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                       2,847,801           --            156,853             17,138             --

Income Taxes                                            --           --                 --                 --             --
Extraordinary Gains/(Losses)                            --           --                 --                 --             --

Net Income after Tax, before adoption            2,847,801           --            156,853             17,138             --

Cumm effect of chg in acct p,net of tax                 --           --                 --                 --             --

                                               ----------------------------------------------------------------------------------
Net Income                                       2,847,801           --            156,853             17,138             --
                                               ----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                                                                        CLAIMS
                                                                                 CAR RENTAL           MANAGEMENT       GUY SALMON
                                                 ARC-TM, INC.  AUTO RENTAL INC.  CLAIMS, INC.         CENTER, INC.      USA, INC.
                                                    1021            1116            1118                  1023             1020
                                                    USD             USD             USD                   USD              USD
                                                ------------   ---------------  ------------        --------------    -----------
Total Revenue                                           --           --                 --                 --              --

Direct Operating Costs                                  --           --           (722,201)                --              --
Vehicle Depreciation, net                               --           --                 --                 --              --
SGA                                                  5,161           --            781,274                 --              --
Amortization of Intangibles                             --           --                 --                 --              --
Transition Cost                                         --           --                 --                 --              --
Interest Income                                         --           --                 --                 --              --
Interest Expense                                        --           --                 --                 --              --
FMV Stand Alone Caps                                    --           --                 --                 --              --
Other (income) / expense net                            --           --         (2,931,643)                --              --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                          (5,161)          --          2,872,570                 --              --

Income Taxes                                            --           --                 --                 --              --
Extraordinary Gains/(Losses)                            --           --                 --                 --              --

Net Income after Tax, before adoption               (5,161)          --          2,872,570                 --              --

Cumm effect of chg in acct p,net of tax                 --           --                 --                 --              --

                                                ----------------------------------------------------------------------------------
Net Income                                          (5,161)          --          2,872,570                 --              --
                                                ----------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002


                                                              NATIONAL CAR     NATIONAL CAR                               NCRAS-
                                                   1253-    RENTAL LICENSING   RENTAL SYSTEM        NCR AFFILIATE       MANAGEMENT
                                                 SUBMITTED        INC                INC            SERVICER, INC.           LP
                                                  1253.000        1101              1106                 1102               1120
                                                    USD           USD               USD                  USD                USD
                                                 ---------  ----------------   -------------        --------------      -----------
Total Revenue                                        --         5,026,474        194,529,488                 --                 --

Direct Operating Costs                               --         1,000,564         99,336,778                 --                 --
Vehicle Depreciation, net                            --         3,000,000         86,080,557                 --                 --
SGA                                                  --        16,028,155         34,331,065             42,689                 --
Amortization of Intangibles                          --                --                 --                 --                 --
Transition Cost                                      --                --                 --                 --                 --
Interest Income                                      --                --             (1,987)                --                 --
Interest Expense                                     --                --          1,249,542                 --                 --
FMV Stand Alone Caps                                 --                --                 --                 --                 --
Other (income) / expense net                         --         2,117,104          1,407,262                 --        (15,354,459)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                           --       (17,119,349)       (27,873,729)           (42,689)        15,354,459

Income Taxes                                         --                --                 --                 --                 --
Extraordinary Gains/(Losses)                         --                --                 --                 --                 --

Net Income after Tax, before adoption                --       (17,119,349)       (27,873,729)           (42,689)        15,354,459

Cumm effect of chg in acct p,net of tax              --                --                 --                 --                 --
                                                     -----------------------------------------------------------------------------
Net Income                                           --       (17,119,349)       (27,873,729)           (42,689)        15,354,459
                                                     -----------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                                                POST RETIREMENT
                                                     NCRAS-GP,  NCRS INSURANCE  LIABILITY MGMT,  RENTAL LIABILITY     REPUBLIC
                                                       INC.       AGENCY, INC.       INC.            MGMT, INC.     FIDUCIARY INC.
                                                      1119            1117          1251               1252             1703
                                                      USD             USD           USD                USD              USD
                                                    ----------  --------------  ---------------  ----------------   --------------
Total Revenue                                           --           --                 --                 --              --

Direct Operating Costs                                  --           --                 --                 --              --
Vehicle Depreciation, net                               --           --                 --                 --              --
SGA                                                     --           --            205,098             72,306            (557)
Amortization of Intangibles                             --           --                 --                 --              --
Transition Cost                                         --           --                 --                 --              --
Interest Income                                         --           --                 --                 --             (18)
Interest Expense                                        --           --                 --                 --              --
FMV Stand Alone Caps                                    --           --                 --                 --              --
Other (income) / expense net                            --           --           (536,833)        (5,259,661)             --
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                              --           --            331,735          5,187,355             575

Income Taxes                                            --           --                 --                 --              --
Extraordinary Gains/(Losses)                            --           --                 --                 --              --

Net Income after Tax, before adoption                   --           --            331,735          5,187,355             575

Cumm effect of chg in acct p,net of tax                 --           --                 --                 --              --

                                                   -------------------------------------------------------------------------------
Net Income                                              --           --            331,735          5,187,355             575
                                                   -------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                               REPUBLIC GUY                        SPIRIT             SRAC-
                                              SALMON PARTNER    ANC FINANCIAL    RENT-A-CAR         MANAGEMENT
                                                   INC.            GP CORP           INC               LP            SRAC-GP, INC.
                                                   1017              1502            1200              1209               1207
                                                   USD               USD             USD               USD                USD
                                              --------------    ------------    ------------        -----------      -------------
Total Revenue                                           --             --         48,685,964                 --             --

Direct Operating Costs                                  --             --         29,147,005                 --             --
Vehicle Depreciation, net                               --             --         32,704,669                 --             --
SGA                                             (2,256,644)            --          7,778,402                125             --
Amortization of Intangibles                         18,617             --                 --                840             --
Transition Cost                                 (1,556,688)            --          3,109,034                 --             --
Interest Income                                         --             --            (11,670)                --             --
Interest Expense                                        --             --          2,762,488                 --             --
FMV Stand Alone Caps                                    --             --                 --                 --             --
Other (income) / expense net                     3,085,019            (32)        10,437,069          5,017,704            (41)
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                         709,696             32        (37,241,033)        (5,018,669)            41

Income Taxes                                            --             --                 --                 --             --
Extraordinary Gains/(Losses)                            --             --                 --                 --             --

Net Income after Tax, before adoption              709,696             32        (37,241,033)        (5,018,669)            41

Cumm effect of chg in acct p,net of tax                 --             --                 --                 --             --

                                             -------------------------------------------------------------------------------------
Net Income                                         709,696             32        (37,241,033)        (5,018,669)            41
                                             -------------------------------------------------------------------------------------

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING INCOME STATEMENT
COMMENCEMENT OF CASE TO
JANUARY 31, 2002

                                                         NCR LICENSING-
                                                           HAWAII JV                   STRAC-TM, INC.
                                                              1109                         1205                    COMBINED
                                                              USD                          USD                      RESULTS
                                                         ---------------               --------------          ---------------
Total Revenue                                               7,364,587                         --                  419,802,563

Direct Operating Costs                                      2,580,917                         --                  233,105,294
Vehicle Depreciation, net                                   3,667,788                         --                  195,149,446
SGA                                                           340,530                         --                  106,021,457
Amortization of Intangibles                                        --                         --                    1,239,877
Transition Cost                                                    --                         --                  339,547,346
Interest Income                                                    --                         --                   (1,080,316)
Interest Expense                                              302,100                         --                   14,868,185
FMV Stand Alone Caps                                               --                         --                     (393,268)
Other (income) / expense net                                       --                        110                   26,661,795
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                                    473,252                       (110)                (495,317,253)

Income Taxes                                                       --                         --                           --
Extraordinary Gains/(Losses)                                       --                         --                           --

Net Income after Tax, before adoption                         473,252                       (110)                (495,317,253)

Cumm effect of chg in acct p,net of tax                            --                         --                           --

                                                         --------------------------------------------------------------------------
Net Income                                                    473,252                       (110)                (495,317,253)
                                                         --------------------------------------------------------------------------

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
JANUARY 31, 2001

                           Assets
Cash & Cash Equivalents                                          $    250,149,910
Restricted Cash                                                            35,000
Receivables, net                                                      175,102,402
Prepaid Expenses                                                       44,398,890
Revenue Earning Vehicles, net                                          25,243,306
Property Plant & Equip, net                                           399,525,687
Intangible Assets, net                                                 (8,073,186)
Investment in Subsidiaries                                          3,647,321,415
Other Assets                                                           20,634,778

                                                                 ----------------
TOTAL ASSETS                                                     $  4,554,338,202
                                                                 ----------------

             LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                                 $    140,842,332
Accrued Liabilities                                                   224,105,001
Insurance Reserves                                                    274,780,341
Other Debt                                                            264,755,906
Deferred Income Taxes                                                 253,710,734
Interest rate hedges at fmv                                            82,260,000
Intercompany                                                          731,888,644
Other Liabilities                                                      86,255,797

                                                                 ----------------
TOTAL LIABILITIES                                                   2,058,598,755

Shareholders' equity                                                2,495,739,447

                                                                 ----------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         $  4,554,338,202
                                                                 ----------------

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                                                      ALAMO       ALAMO RENT A
COMBINING BALANCE SHEET                                     ANC RENTAL             NA OPS SHARED       INTERNATIONAL       CAR-
31 JAN 02                                                  CORPORATION               SERVICES           SALES, INC.    MANAGEMENT LP
CASH & CASH EQUIVALENTS                                     (2,119,619)                    --                 --             --
CASH & CASH EQUIVALENTS DIP                                 (1,790,790)                    --                 --             --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                      (3,910,409)                    --                 --             --
RESTRICTED CASH                                                     --                     --                 --             --
PROCEEDS FROM SALE/LEASEBACK                                        --                     --                 --             --
TOTAL CASH & CASH EQUIVALENTS                               (3,910,409)                    --                 --             --
RECEIVABLES - TRADE                                                 --                     --                 --             --
RECEIVABLES - CENTRAL BILLING                                       --                     --                 --             --
RECEIVABLES - CREDIT CARDS                                          --                     --                 --             --
RECEIVABLES - TA/TO                                                 --                     --                 --             --
RECEIVABLES - VEHICLE MANUFACTURER                                  --                     --                 --             --
RECEIVABLES - VEHICLE OTHER                                         --                     --                 --             --
RECEIVABLES - OTHER                                            779,730                     --                 --             --
GROSS RECEIVABLES                                              779,730                     --                 --             --
LESS: RESERVE                                                 (402,550)                    --                 --             --
NET RECEIVABLE                                                 377,180                     --                 --             --
DIP RECEIVABLES - TRADE                                             --                     --                 --             --
DIP RECEIVABLES - CENTRAL BILLING                                   --                     --                 --             --
DIP RECEIVABLES - CREDIT CARDS                                      --                     --                 --             --
DIP RECEIVABLES - TA/TO                                             --                     --                 --             --
DIP RECEIVABLES - VEHICLE MANUFACTURER                              --                     --                 --             --
DIP RECEIVABLES - VEHICLE OTHER                                     --                     --                 --             --
DIP RECEIVABLES - OTHER                                             --                     --                 --             --
DIP GROSS RECEIVABLES                                               --                     --                 --             --
Less: DIP Reserve                                                   --                     --                 --             --
DIP NET RECEIVABLE                                                  --                     --                 --             --
TOTAL GROSS RECEIVABLES                                        779,730                     --                 --             --
LESS: TOTAL RESERVES                                          (402,550)                    --                 --             --
TOTAL NET RECEIVABLE                                           377,180                     --                 --             --
NET INVENTORY                                                       --                     --                 --             --
PREPAID EXPENSES                                               390,651                     --              3,058             --
TOTAL DEPOSITS                                                      --                 50,000              1,392             --
DIP TOTAL DEPOSITS                                           4,569,495                335,000                 --             --
TOTAL DEPOSITS                                               4,569,495                385,000              1,392             --
OTHER CURRENT ASSETS                                                --                     --                 --             --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                     4,960,146                385,000              4,450             --
TOTAL REVENUE EARNING VEHICLES - GROSS                              --                     --                 --             --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                            --                     --                 --             --
TOTAL REVENUE EARNING VEHICLES - NET                                --                     --                 --             --
TOTAL CURRENT ASSETS                                         1,426,917                385,000              4,450             --
GROSS PROPERTY PLANT & EQUIPMENT                             1,584,810             38,694,011              6,687             --
TOTAL ACCUMULATED DEPRECIATION                              (1,219,942)           (21,416,512)            (6,096)            --
PROPERTY PLANT & EQUIP, NET                                    364,868             17,277,499                591             --
TOTAL INVESTMENTS IN SUBS                                2,376,307,685                     --                 --            330
GOODWILL - GROSS                                          (384,604,117)                    --                 --             --
GOODWILL - ACCUM AMORT                                      48,533,617                     --                 --             --
GOODWILL,  NET                                            (336,070,500)                    --                 --             --
TOTAL INTANGIBLE ASSETS                                     38,846,880                     --                 --             --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                     (29,290,119)                    --                 --             --
INTANGIBLE ASSETS, NET                                       9,556,761                     --                 --             --
TOTAL STAND ALONE CAPS                                              --                     --                 --             --
TOTAL CAPS/COLLAR                                                   --                     --                 --             --
INTEREST RATE HEDGES AT FMV                                         --                     --                 --             --
OTHER NON-CURRENT ASSETS                                            --                     --                 --             --
TOTAL ASSETS                                             2,051,585,731             17,662,499              5,041            330

SHORT TERM DEBT                                                     --                     --                 --             --
CURRENT PORTION L/T DEBT                                   229,755,906                     --                 --             --
REVENUE EARNING VEHICLE DEBT - CURRENT                              --                     --                 --             --
TOTAL ACCOUNTS PAYABLE                                       5,608,289                     --                 --             --
DIP TOTAL ACCOUNTS PAYABLE                                   6,429,356                     --                 --             --
TOTAL ACCOUNTS PAYABLE                                      12,037,645                     --                 --             --
TOTAL ACCR PAYROLL & BENEFITS                                4,598,373              5,380,705              5,417             --
ACCRUED INTEREST                                            15,120,982                     --                 --             --
ACCRUED REAL ESTATE TAXES                                           --              1,136,605                 --             --
ACCRUED PERSONAL PROPERTY TAXES                                     --                     --                 --             --
ACCRUED AUDIT & TAX FEES                                       237,121                     --                 --             --
ACCRUED CONSULTING FEES                                             --                     --                 --             --
ACCRUED  OTHER PROFESSIONAL FEES                               827,189                     --                 --             --
ACCRUED ADVERTISING FUND                                            --                     --                 --             --
ACCRUED BUSINESS TAXES & LICENSES                                   --                     --                 --             --
ACCRUED ROYALTIES                                                   --                     --                 --             --
IAG AL/GL                                                   58,904,273                     --                 --             --
SALES TAX PAYABLE                                                   --                     --             44,105             --
USE TAXES PAYABLE                                                   --                     --                 --             --
SALES TAX - VEHICLE SALES                                           --                     --                 --             --
VAT OUTPUT                                                          --                     --                 --             --
VAT INPUT                                                           --                     --                 --             --



ANC RENTAL CORPORATION ET AL.,                                           ANC
CASE NO. 01-11200 JOINTLY ADMINISTERED                                COLLECTOR      ANC             ANC
COMBINING BALANCE SHEET                                ALAMO RENT A     CORP-      COLLECTOR      COLLECTOR            ANC FINANCIAL
31 JAN 02                                                CAR LLC       NATIONAL    CORP-ALAMO     CORP.-SRAC            CORPORATION

CASH & CASH EQUIVALENTS                                   573,051         --           --        (2,378,985)                  --
CASH & CASH EQUIVALENTS DIP                            (2,993,182)        --           --                --                   --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                 (2,420,131)        --           --        (2,378,985)                  --
RESTRICTED CASH                                                --         --           --                --                   --
PROCEEDS FROM SALE/LEASEBACK                                   --         --           --                --                   --
TOTAL CASH & CASH EQUIVALENTS                          (2,420,131)        --           --        (2,378,985)                  --
RECEIVABLES - TRADE                                            --         --           --                --                   --
RECEIVABLES - CENTRAL BILLING                                  --         --           --                --                   --
RECEIVABLES - CREDIT CARDS                                421,957         --           --                --                   --
RECEIVABLES - TA/TO                                     9,300,258         --           --                --                   --
RECEIVABLES - VEHICLE MANUFACTURER                     17,109,296         --           --                --                   --
RECEIVABLES - VEHICLE OTHER                            (8,373,355)        --           --                --                   --
RECEIVABLES - OTHER                                     2,717,165         --           --                --                   --
GROSS RECEIVABLES                                      21,175,321         --           --                --                   --
LESS: RESERVE                                          (4,038,465)        --           --                --                   --
NET RECEIVABLE                                         17,136,856         --           --                --                   --
DIP RECEIVABLES - TRADE                                        --         --           --                --                   --
DIP RECEIVABLES - CENTRAL BILLING                              --         --           --                --                   --
DIP RECEIVABLES - CREDIT CARDS                          5,256,063         --           --                --                   --
DIP RECEIVABLES - TA/TO                                23,518,360         --           --                --                   --
DIP RECEIVABLES - VEHICLE MANUFACTURER                  4,672,740         --           --                --                   --
DIP RECEIVABLES - VEHICLE OTHER                        24,928,691         --           --                --                   --
DIP RECEIVABLES - OTHER                                    87,243         --           --                --                   --
DIP GROSS RECEIVABLES                                  58,463,097         --           --                --                   --
Less: DIP Reserve                                      (1,191,257)        --           --                --                   --
DIP NET RECEIVABLE                                     57,271,840         --           --                --                   --
TOTAL GROSS RECEIVABLES                                79,638,418         --           --                --                   --
LESS: TOTAL RESERVES                                   (5,229,722)        --           --                --                   --
TOTAL NET RECEIVABLE                                   74,408,696         --           --                --                   --
NET INVENTORY                                           1,100,000         --           --                --                   --
PREPAID EXPENSES                                       20,737,115         --           --                --                   --
TOTAL DEPOSITS                                            956,698         --           --                --                   --
DIP TOTAL DEPOSITS                                        769,477         --           --                --                   --
TOTAL DEPOSITS                                          1,726,175         --           --                --                   --
OTHER CURRENT ASSETS                                           --         --           --                --                   --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS               22,463,290         --           --                --                   --
TOTAL REVENUE EARNING VEHICLES - GROSS                 51,405,681         --           --                --                   --
TOTAL REVENUE EARNING VEHICLES - ACCUM D              (32,572,654)        --           --                --                   --
TOTAL REVENUE EARNING VEHICLES - NET                   18,833,027         --           --                --                   --
TOTAL CURRENT ASSETS                                  114,384,882         --           --        (2,378,985)                  --
GROSS PROPERTY PLANT & EQUIPMENT                      246,742,655         --           --                --            5,504,160
TOTAL ACCUMULATED DEPRECIATION                       (122,997,565)        --           --                --           (1,157,873)
PROPERTY PLANT & EQUIP, NET                           123,745,090         --           --                --            4,346,287
TOTAL INVESTMENTS IN SUBS                             152,051,423         --        1,000                --          222,541,572
GOODWILL - GROSS                                      135,394,426         --           --                --                   --
GOODWILL - ACCUM AMORT                                (15,628,764)        --           --                --                   --
GOODWILL,  NET                                        119,765,662         --           --                --                   --
TOTAL INTANGIBLE ASSETS                                        --         --           --                --                   --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                         --         --           --                --                   --
INTANGIBLE ASSETS, NET                                         --         --           --                --                   --
TOTAL STAND ALONE CAPS                                         --         --           --                --                   --
TOTAL CAPS/COLLAR                                              --         --           --                --                   --
INTEREST RATE HEDGES AT FMV                                    --         --           --                --                   --
OTHER NON-CURRENT ASSETS                                       --         --           --                --                   --
TOTAL ASSETS                                          509,947,057         --        1,000        (2,378,985)         226,887,859

SHORT TERM DEBT                                                --         --           --                --                   --
CURRENT PORTION L/T DEBT                                       --         --           --                --                   --
REVENUE EARNING VEHICLE DEBT - CURRENT                         --         --           --                --                   --
TOTAL ACCOUNTS PAYABLE                                 40,668,011         --           --                --                   --
DIP TOTAL ACCOUNTS PAYABLE                             17,273,429         --           --                --                   --
TOTAL ACCOUNTS PAYABLE                                 57,941,440         --           --                --                   --
TOTAL ACCR PAYROLL & BENEFITS                           6,458,134         --           --                --                   --
ACCRUED INTEREST                                               --         --           --                --                   --
ACCRUED REAL ESTATE TAXES                               1,606,352         --           --                --                   --
ACCRUED PERSONAL PROPERTY TAXES                                --         --           --                --                   --
ACCRUED AUDIT & TAX FEES                                   83,139         --           --                --                   --
ACCRUED CONSULTING FEES                                        --         --           --                --                   --
ACCRUED  OTHER PROFESSIONAL FEES                               --         --           --                --                   --
ACCRUED ADVERTISING FUND                                2,869,216         --           --                --                   --
ACCRUED BUSINESS TAXES & LICENSES                              --         --           --                --                   --
ACCRUED ROYALTIES                                              --         --           --                --                   --
IAG AL/GL                                                      --         --           --                --                   --
SALES TAX PAYABLE                                       3,571,904         --           --                --                   --
USE TAXES PAYABLE                                          44,771         --           --                --                   --
SALES TAX - VEHICLE SALES                                      --         --           --                --                   --
VAT OUTPUT                                                     --         --           --                --                   --
VAT INPUT                                                      --         --           --                --                   --



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                                                      ANC             ANC
COMBINING BALANCE SHEET                              NC FINANCIAL  ANC INFORMATION   ANC INFORMATION     MANAGEMENT      MANAGEMENT
31 JAN 02                                                 LP        TECHNOLOGY INC    TECHNOLOGY, LP    SERVICES, CORP.  SERVICES LP
CASH & CASH EQUIVALENTS                               256,635,072          --                    --           --               --
CASH & CASH EQUIVALENTS DIP                                    --          --                    --           --               --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                256,635,072          --                    --           --               --
RESTRICTED CASH                                                --          --                    --           --               --
PROCEEDS FROM SALE/LEASEBACK                                   --          --                    --           --               --
TOTAL CASH & CASH EQUIVALENTS                         256,635,072          --                    --           --               --
RECEIVABLES - TRADE                                            --          --                    --           --               --
RECEIVABLES - CENTRAL BILLING                                  --          --                    --           --               --
RECEIVABLES - CREDIT CARDS                                     --          --                    --           --               --
RECEIVABLES - TA/TO                                            --          --                    --           --               --
RECEIVABLES - VEHICLE MANUFACTURER                             --          --                    --           --               --
RECEIVABLES - VEHICLE OTHER                                    --          --                    --           --               --
RECEIVABLES - OTHER                                       443,208          --                    --           --               --
GROSS RECEIVABLES                                         443,208          --                    --           --               --
LESS: RESERVE                                                  --          --                    --           --               --
NET RECEIVABLE                                            443,208          --                    --           --               --
DIP RECEIVABLES - TRADE                                        --          --                    --           --               --
DIP RECEIVABLES - CENTRAL BILLING                              --          --                    --           --               --
DIP RECEIVABLES - CREDIT CARDS                                 --          --                    --           --               --
DIP RECEIVABLES - TA/TO                                        --          --                    --           --               --
DIP RECEIVABLES - VEHICLE MANUFACTURER                         --          --                    --           --               --
DIP RECEIVABLES - VEHICLE OTHER                                --          --                    --           --               --
DIP RECEIVABLES - OTHER                                        --          --                    --           --               --
DIP GROSS RECEIVABLES                                          --          --                    --           --               --
Less: DIP Reserve                                              --          --                    --           --               --
DIP NET RECEIVABLE                                             --          --                    --           --               --
TOTAL GROSS RECEIVABLES                                   443,208          --                    --           --               --
LESS: TOTAL RESERVES                                           --          --                    --           --               --
TOTAL NET RECEIVABLE                                      443,208          --                    --           --               --
NET INVENTORY                                                  --          --                    --           --               --
PREPAID EXPENSES                                               --          --                    --           --               --
TOTAL DEPOSITS                                                 --          --                    --           --               --
DIP TOTAL DEPOSITS                                             --          --                    --           --               --
TOTAL DEPOSITS                                                 --          --                    --           --               --
OTHER CURRENT ASSETS                                           --          --                    --           --               --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                       --          --                    --           --               --
TOTAL REVENUE EARNING VEHICLES - GROSS                         --          --                    --           --               --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                       --          --                    --           --               --
TOTAL REVENUE EARNING VEHICLES - NET                           --          --                    --           --               --
TOTAL CURRENT ASSETS                                  257,078,280          --                    --           --               --
GROSS PROPERTY PLANT & EQUIPMENT                               --          --           255,229,756           --           11,542
TOTAL ACCUMULATED DEPRECIATION                                 --          --           (88,922,876)          --           (4,358)
PROPERTY PLANT & EQUIP, NET                                    --          --           166,306,880           --            7,184
TOTAL INVESTMENTS IN SUBS                                      --          --                    --           10               --
GOODWILL - GROSS                                               --          --                    --           --               --
GOODWILL - ACCUM AMORT                                         --          --                    --           --               --
GOODWILL,  NET                                                 --          --                    --           --               --
TOTAL INTANGIBLE ASSETS                                        --          --                    --           --               --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                         --          --                    --           --               --
INTANGIBLE ASSETS, NET                                         --          --                    --           --               --
TOTAL STAND ALONE CAPS                                         --          --                    --           --               --
TOTAL CAPS/COLLAR                                              --          --                    --           --               --
INTEREST RATE HEDGES AT FMV                                    --          --                    --           --               --
OTHER NON-CURRENT ASSETS                                       --          --                    --           --               --
TOTAL ASSETS                                          257,078,280          --           166,306,880           10            7,184

SHORT TERM DEBT                                                --          --                    --           --               --
CURRENT PORTION L/T DEBT                                       --          --                    --           --               --
REVENUE EARNING VEHICLE DEBT - CURRENT                         --          --                    --           --               --
TOTAL ACCOUNTS PAYABLE                                         --          --                    --           --               --
DIP TOTAL ACCOUNTS PAYABLE                                     --          --                    --           --               --
TOTAL ACCOUNTS PAYABLE                                         --          --                    --           --               --
TOTAL ACCR PAYROLL & BENEFITS                                  --          --             1,213,689           --           25,822
ACCRUED INTEREST                                               --          --                    --           --               --
ACCRUED REAL ESTATE TAXES                                      --          --                61,747           --               --
ACCRUED PERSONAL PROPERTY TAXES                                --          --                    --           --               --
ACCRUED AUDIT & TAX FEES                                       --          --                    --           --               --
ACCRUED CONSULTING FEES                                        --          --                    --           --               --
ACCRUED  OTHER PROFESSIONAL FEES                               --          --                    --           --               --
ACCRUED ADVERTISING FUND                                       --          --                    --           --               --
ACCRUED BUSINESS TAXES & LICENSES                              --          --                    --           --               --
ACCRUED ROYALTIES                                              --          --                    --           --               --
IAG AL/GL                                                      --          --                    --           --               --
SALES TAX PAYABLE                                              --          --                    --           --               --
USE TAXES PAYABLE                                              --          --                    --           --               --
SALES TAX - VEHICLE SALES                                      --          --                    --           --               --
VAT OUTPUT                                                     --          --                    --           --               --
VAT INPUT                                                      --          --                    --           --               --

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                                           ALAMO               ALAMO RENT A
COMBINING BALANCE SHEET                                 ANC RENTAL        NA OPS SHARED      INTERNATIONAL              CAR-
31 JAN 02                                              CORPORATION           SERVICES          SALES, INC.          MANAGEMENT LP
PROVINCIAL SALES TAX                                           --                  --              --                   --
STATE SURCHARGES                                               --                  --              --                   --
COUNTY SURCHARGES                                              --                  --              --                   --
CITY SURCHARGES                                                --                  --              --                   --
MOTOR VEHICLE RENTAL TAX                                       --                  --              --                   --
STATE/LOCAL TAX - FUEL                                         --                  --              --                   --
INTANGIBLE TAXES PAYABLE                                       --                  --              --                   --
MISC. NON INCOME TAX ACCRUALS                                  --                  --              --                   --
ACCRUED GENERAL LIABILITY INSURANCE                            --                  --              --                   --
GROUP INSURANCE/MEDICAL                                11,356,510                  --              --                   --
MEDICAL CLAIMS PRIOR TO 1/1/00                                 --                  --              --                   --
WORKERS' COMP                                             559,432           1,389,666           4,261                   --
SELF INSURANCE RESERVES CURRENT PORTION                        --                  --              --                   --
OTHER CURRENT LIABILITIES                                      --                  --              --                   --
ACCRUED FLEET RESERVES                                         --                  --              --                   --
TOTAL CUSTOMER DEPOSITS                                        --                  --              --                   --
TOTAL DEFERRED REVENUE - CURRENT                               --                  --              --                   --
EST. VEHICLE RENTAL LIABILITY CLAIMS                           --                  --              --                   --
ESTIMATED DEBT - VEHICLE RENTAL                                --                  --              --                   --
ACCRUED LEGAL FEES                                      5,692,054                  --              --                   --
ACCRUED ENVIRONMENTAL RESERVE                                  --                  --              --                   --
ACCRUED INCOME TAXES                                      (63,694)                 --              --                   --
ACCRUED FLEET TRANSPORTATION                                   --                  --              --                   --
ACCRUED FUEL COSTS                                             --                  --              --                   --
OTHER ACCRUED INSURANCE                                        --                  --              --                   --
ACCRUED RENT                                            3,243,311             336,974              --                   --
ACCRUED AIRPORT CONCESSIONS                                    --                  --              --                   --
ACCRUED AIRPORT SETTLEMENTS                                    --                  --              --                   --
ACCRUED TELEPHONE/COMMUNICATIONS                               --                  --              --                   --
ACCRUED UTILITIES                                              --                  --              --                   --
ACCRUED OFFICE SUPPORT                                         --                  --              --                   --
ACCRUED FACILITIES MAINTENANCE                                 --                  --              --                   --
ACCRUED EQUIPMENT LEASE EXPENSE                            11,277                  --              --                   --
ACCRUED CORPORATE TRAVEL                                       --                  --              --                   --
CITY CLOSURE RESERVE                                           --                  --              --                   --
ACCRUED MERGER COSTS                                           --                  --              --                   --
UNREALIZED FOREIGN EXCHANGE                                    --                  --              --                   --
CONTINGENCY RESERVE                                            --                  --              --                   --
OTHER ACCRUED EXPENSES                                         --                  --              --                   --
OTHER ACCRUED LIABILITIES                              12,646,728                  --          31,980                   --
DIP TOTAL ACCRUED LIABILITIES                           1,439,652                  --           1,327                   --
TOTAL CURRENT LIABILITIES                             356,366,759           8,243,950          87,090                   --
24000 - TRANSFERS TO/FROM LONG TERM                            --                  --              --                   --
TOTAL LONG TERM REV FINANCING                                  --                  --              --                   --
POST RETIREMENT LIABILITY                                      --                  --              --                   --
SELF INSURANCE RESERVES LONG TERM                              --                  --              --                   --
DEFERRED REVENUE - PEROT                                       --                  --              --                   --
DEFERRED GAIN SALE/LEASEBACK                                   --                  --              --                   --
OTHER L/T LIABILITIES                                          --                  --              --                   --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES              253,710,734                  --              --                   --
DEFERRED TAXES FOR FMV HEDGES                                  --                  --              --                   --
INTEREST RATE HEDGES AT FMV (LIAB)                     82,260,000                  --              --                   --
TOTAL L/T LIABILITIES                                 335,970,734                  --              --                   --
MINORITY INTEREST                                              --                  --              --                   --
TOTAL INTERCOMPANY                                  1,701,507,126           9,423,286         (88,325)        (115,878,602)
OUT OF BALANCE                                                 (6)                 --              --                   --
TOTAL LIABILITIES                                   2,393,844,613          17,667,236          (1,235)        (115,878,602)

COMMON STOCK                                                1,535                  --           1,000                   --
ADDITIONAL PAID IN CAPITAL                             18,615,925                  --           3,000                   --
CONTRIBUTED CAPITAL                                   (45,585,882)                 --              --                1,000
WARRANTS ISSUED                                        11,730,481                  --              --                   --
DIVIDENDS DECLARED/DISTRIBUTIONS                      409,845,948                  --              --                   --
TRANSLATION ADJUSTMENT                                    378,432              (4,735)             --                   --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                          --                  --              --                   --
NET DEFERRED GAIN/(LOSS)                               (2,226,843)                 --              --                   --
TOTAL STAND ALONE CAPS                                   (910,572)                 --              --                   --
TOTAL COLLARS                                         (75,591,474)                 --              --                   --
RETAINED EARNINGS                                    (658,516,432)                 (2)          2,276          115,877,932
NET WORTH                                            (342,258,882)             (4,737)          6,276          115,878,932
TOTAL LIAB/NET WORTH                                2,051,585,731          17,662,499           5,041                  330



ANC RENTAL CORPORATION ET AL.,                                         ANC
CASE NO. 01-11200 JOINTLY ADMINISTERED                               COLLECTOR            ANC               ANC
COMBINING BALANCE SHEET                         ALAMO RENT A            CORP-          COLLECTOR        COLLECTOR      ANC FINANCIAL
31 JAN 02                                          CAR LLC            NATIONAL         CORP-ALAMO       CORP.-SRAC      CORPORATION

PROVINCIAL SALES TAX                                      --               --               --              --                --
STATE SURCHARGES                                   6,053,904               --               --              --                --
COUNTY SURCHARGES                                    198,223               --               --              --                --
CITY SURCHARGES                                      298,825               --               --              --                --
MOTOR VEHICLE RENTAL TAX                           2,573,464               --               --              --                --
STATE/LOCAL TAX - FUEL                                55,657               --               --              --                --
INTANGIBLE TAXES PAYABLE                                 (10)              --               --              --                --
MISC. NON INCOME TAX ACCRUALS                             --               --               --              --                --
ACCRUED GENERAL LIABILITY INSURANCE                  317,449               --               --              --                --
GROUP INSURANCE/MEDICAL                                   --               --               --              --                --
MEDICAL CLAIMS PRIOR TO 1/1/00                            --               --               --              --                --
WORKERS' COMP                                      4,005,069               --               --              --                --
SELF INSURANCE RESERVES CURRENT PORTION            3,660,289               --               --              --                --
OTHER CURRENT LIABILITIES                                 --               --               --              --                --
ACCRUED FLEET RESERVES                               499,553               --               --              --                --
TOTAL CUSTOMER DEPOSITS                            3,941,987               --               --              --                --
TOTAL DEFERRED REVENUE - CURRENT                   5,208,668               --               --              --                --
EST. VEHICLE RENTAL LIABILITY CLAIMS               2,500,000               --               --              --                --
ESTIMATED DEBT - VEHICLE RENTAL                           --               --               --              --                --
ACCRUED LEGAL FEES                                        --               --               --              --                --
ACCRUED ENVIRONMENTAL RESERVE                        954,763               --               --              --                --
ACCRUED INCOME TAXES                                     210               --               --              --                --
ACCRUED FLEET TRANSPORTATION                              --               --               --              --                --
ACCRUED FUEL COSTS                                        --               --               --              --                --
OTHER ACCRUED INSURANCE                                   --               --               --              --                --
ACCRUED RENT                                      16,321,434               --               --              --                --
ACCRUED AIRPORT CONCESSIONS                        1,776,869               --               --              --                --
ACCRUED AIRPORT SETTLEMENTS                               --               --               --              --                --
ACCRUED TELEPHONE/COMMUNICATIONS                          --               --               --              --                --
ACCRUED UTILITIES                                         --               --               --              --                --
ACCRUED OFFICE SUPPORT                                    --               --               --              --                --
ACCRUED FACILITIES MAINTENANCE                            --               --               --              --                --
ACCRUED EQUIPMENT LEASE EXPENSE                    1,111,960               --               --              --                --
ACCRUED CORPORATE TRAVEL                                  --               --               --              --                --
CITY CLOSURE RESERVE                               2,158,856               --               --              --                --
ACCRUED MERGER COSTS                                 716,814               --               --              --                --
UNREALIZED FOREIGN EXCHANGE                               --               --               --              --                --
CONTINGENCY RESERVE                                       --               --               --              --                --
OTHER ACCRUED EXPENSES                                    --               --               --              --                --
OTHER ACCRUED LIABILITIES                          8,584,940               --               --              --                --
DIP TOTAL ACCRUED LIABILITIES                     26,845,516               --               --              --                --
TOTAL CURRENT LIABILITIES                        160,359,396               --               --              --                --
24000 - TRANSFERS TO/FROM LONG TERM                       --               --               --              --                --
TOTAL LONG TERM REV FINANCING                             --               --               --              --                --
POST RETIREMENT LIABILITY                                 --               --               --              --                --
SELF INSURANCE RESERVES LONG TERM                 34,596,835               --               --              --                --
DEFERRED REVENUE - PEROT                                  --               --               --              --                --
DEFERRED GAIN SALE/LEASEBACK                      11,219,980               --               --              --                --
OTHER L/T LIABILITIES                                     --               --               --              --                --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                  --               --               --              --                --
DEFERRED TAXES FOR FMV HEDGES                             --               --               --              --                --
INTEREST RATE HEDGES AT FMV (LIAB)                        --               --               --              --                --
TOTAL L/T LIABILITIES                             45,816,815               --               --              --                --
MINORITY INTEREST                                         --               --               --              --                --
TOTAL INTERCOMPANY                               196,830,025      (24,603,660)     (20,459,151)     (4,346,188)          (18,404)
OUT OF BALANCE                                            (2)              --               --              --                (2)
TOTAL LIABILITIES                                403,006,234      (24,603,660)     (20,459,151)     (4,346,188)          (18,406)

COMMON STOCK                                          (1,979)             333              333              --             1,000
ADDITIONAL PAID IN CAPITAL                        10,026,145               --               --              --                --
CONTRIBUTED CAPITAL                              838,074,315               --               --             333       618,293,713
WARRANTS ISSUED                                           --               --               --              --                --
DIVIDENDS DECLARED/DISTRIBUTIONS                 (38,600,721)              --               --              --      (391,134,373)
TRANSLATION ADJUSTMENT                            (2,412,717)              --               --              --                --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                     --               --               --              --                --
NET DEFERRED GAIN/(LOSS)                                  --               --               --              --                --
TOTAL STAND ALONE CAPS                                    --               --               --              --                --
TOTAL COLLARS                                             --               --               --              --                --
RETAINED EARNINGS                               (700,144,220)      24,603,327       20,459,818       1,966,870          (254,075)
NET WORTH                                        106,940,823       24,603,660       20,460,151       1,967,203       226,906,265
TOTAL LIAB/NET WORTH                             509,947,057               --            1,000      (2,378,985)      226,887,859



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                                                     ANC               ANC
COMBINING BALANCE SHEET                            ANC FINANCIAL  ANC INFORMATION    ANC INFORMATION    MANAGEMENT        MANAGEMENT
31 JAN 02                                              LP         TECHNOLOGY INC     TECHNOLOGY, LP   SERVICES, CORP.    SERVICES LP
PROVINCIAL SALES TAX                                       --         --                  --              --                  --
STATE SURCHARGES                                           --         --                  --              --                  --
COUNTY SURCHARGES                                          --         --                  --              --                  --
CITY SURCHARGES                                            --         --                  --              --                  --
MOTOR VEHICLE RENTAL TAX                                   --         --                  --              --                  --
STATE/LOCAL TAX - FUEL                                     --         --                  --              --                  --
INTANGIBLE TAXES PAYABLE                                   --         --                  --              --                  --
MISC. NON INCOME TAX ACCRUALS                              --         --                  --              --                  --
ACCRUED GENERAL LIABILITY INSURANCE                        --         --                  --              --                  --
GROUP INSURANCE/MEDICAL                                    --         --                  --              --                  --
MEDICAL CLAIMS PRIOR TO 1/1/00                             --         --                  --              --                  --
WORKERS' COMP                                              --         --             261,496              --              15,134
SELF INSURANCE RESERVES CURRENT PORTION                    --         --                  --              --                  --
OTHER CURRENT LIABILITIES                                  --         --                  --              --                  --
ACCRUED FLEET RESERVES                                     --         --                  --              --                  --
TOTAL CUSTOMER DEPOSITS                                    --         --                  --              --                  --
TOTAL DEFERRED REVENUE - CURRENT                           --         --                  --              --                  --
EST. VEHICLE RENTAL LIABILITY CLAIMS                       --         --                  --              --                  --
ESTIMATED DEBT - VEHICLE RENTAL                            --         --                  --              --                  --
ACCRUED LEGAL FEES                                         --         --                  --              --                  --
ACCRUED ENVIRONMENTAL RESERVE                              --         --                  --              --                  --
ACCRUED INCOME TAXES                                       --         --                  --              --                  --
ACCRUED FLEET TRANSPORTATION                               --         --                  --              --                  --
ACCRUED FUEL COSTS                                         --         --                  --              --                  --
OTHER ACCRUED INSURANCE                                    --         --                  --              --                  --
ACCRUED RENT                                               --         --                  --              --                  --
ACCRUED AIRPORT CONCESSIONS                                --         --                  --              --                  --
ACCRUED AIRPORT SETTLEMENTS                                --         --                  --              --                  --
ACCRUED TELEPHONE/COMMUNICATIONS                           --         --                  --              --                  --
ACCRUED UTILITIES                                          --         --                  --              --                  --
ACCRUED OFFICE SUPPORT                                     --         --                  --              --                  --
ACCRUED FACILITIES MAINTENANCE                             --         --                  --              --                  --
ACCRUED EQUIPMENT LEASE EXPENSE                            --         --                  --              --                  --
ACCRUED CORPORATE TRAVEL                                   --         --                  --              --                  --
CITY CLOSURE RESERVE                                       --         --                  --              --                  --
ACCRUED MERGER COSTS                                       --         --                  --              --                  --
UNREALIZED FOREIGN EXCHANGE                                --         --                  --              --                  --
CONTINGENCY RESERVE                                        --         --                  --              --                  --
OTHER ACCRUED EXPENSES                                     --         --                  --              --                  --
OTHER ACCRUED LIABILITIES                                  --         --                  --              --                  --
DIP TOTAL ACCRUED LIABILITIES                              --         --              12,501              --                 367
TOTAL CURRENT LIABILITIES                                  --         --           1,549,433              --              41,323
24000 - TRANSFERS TO/FROM LONG TERM                        --         --                  --              --                  --
TOTAL LONG TERM REV FINANCING                              --         --                  --              --                  --
POST RETIREMENT LIABILITY                                  --         --                  --              --                  --
SELF INSURANCE RESERVES LONG TERM                          --         --                  --              --                  --
DEFERRED REVENUE - PEROT                                   --         --          19,451,130              --                  --
DEFERRED GAIN SALE/LEASEBACK                               --         --                  --              --                  --
OTHER L/T LIABILITIES                                      --         --                  --              --                  --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                   --         --                  --              --                  --
DEFERRED TAXES FOR FMV HEDGES                              --         --                  --              --                  --
INTEREST RATE HEDGES AT FMV (LIAB)                         --         --                  --              --                  --
TOTAL L/T LIABILITIES                                      --         --          19,451,130              --                  --
MINORITY INTEREST                                          --         --                  --              --                  --
TOTAL INTERCOMPANY                                (82,196,221)        --         (14,469,249)         (1,125)         (1,385,097)
OUT OF BALANCE                                             (1)        --                   3              --                  (1)
TOTAL LIABILITIES                                 (82,196,222)        --           6,531,317          (1,125)         (1,343,775)

COMMON STOCK                                               --         --                  --             999                  --
ADDITIONAL PAID IN CAPITAL                                 --         --                  --              --                  --
CONTRIBUTED CAPITAL                               289,706,537         --         145,308,095              --              22,725
WARRANTS ISSUED                                            --         --                  --              --                  --
DIVIDENDS DECLARED/DISTRIBUTIONS                           --         --                  --              --                  --
TRANSLATION ADJUSTMENT                                (58,281)        --               3,559              --                  --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                      --         --                  --              --                  --
NET DEFERRED GAIN/(LOSS)                                   --         --                  --              --                  --
TOTAL STAND ALONE CAPS                                     --         --                  --              --                  --
TOTAL COLLARS                                              --         --                  --              --                  --
RETAINED EARNINGS                                  49,626,246         --          14,463,909             136           1,328,234
NET WORTH                                         339,274,502         --         159,775,563           1,135           1,350,959
TOTAL LIAB/NET WORTH                              257,078,280         --         166,306,880              10               7,184

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED             ANC PAYROLL
COMBINING BALANCE SHEET                         ADMINISTRATION                                                        CAR RENTAL
31 JAN 02                                            LLC         ARC-GP, INC.       ARC-TM, INC.  AUTO RENTAL INC.    CLAIMS, INC.
CASH & CASH EQUIVALENTS                                 --           --                   --           --                9,393
CASH & CASH EQUIVALENTS DIP                             --           --                   --           --             (182,928)
 CASH & CASH EQUIVALENTS PLUS CASH DIP                  --           --                   --           --             (173,535)
RESTRICTED CASH                                         --           --                   --           --                   --
PROCEEDS FROM SALE/LEASEBACK                            --           --                   --           --                   --
TOTAL CASH & CASH EQUIVALENTS                           --           --                   --           --             (173,535)
RECEIVABLES - TRADE                                     --           --                   --           --                   --
RECEIVABLES - CENTRAL BILLING                           --           --                   --           --                   --
RECEIVABLES - CREDIT CARDS                              --           --                   --           --                   --
RECEIVABLES - TA/TO                                     --           --                   --           --                   --
RECEIVABLES - VEHICLE MANUFACTURER                      --           --                   --           --                   --
RECEIVABLES - VEHICLE OTHER                             --           --                   --           --                   --
RECEIVABLES - OTHER                                     --           --                   --           --              173,382
GROSS RECEIVABLES                                       --           --                   --           --              173,382
LESS: RESERVE                                           --           --                   --           --                   --
NET RECEIVABLE                                          --           --                   --           --              173,382
DIP RECEIVABLES - TRADE                                 --           --                   --           --                   --
DIP RECEIVABLES - CENTRAL BILLING                       --           --                   --           --                   --
DIP RECEIVABLES - CREDIT CARDS                          --           --                   --           --                   --
DIP RECEIVABLES - TA/TO                                 --           --                   --           --                   --
DIP RECEIVABLES - VEHICLE MANUFACTURER                  --           --                   --           --                   --
DIP RECEIVABLES - VEHICLE OTHER                         --           --                   --           --                   --
DIP RECEIVABLES - OTHER                                 --           --                   --           --              305,517
DIP GROSS RECEIVABLES                                   --           --                   --           --              305,517
Less: DIP Reserve                                       --           --                   --           --                   --
DIP NET RECEIVABLE                                      --           --                   --           --              305,517
TOTAL GROSS RECEIVABLES                                 --           --                   --           --              478,899
LESS: TOTAL RESERVES                                    --           --                   --           --                   --
TOTAL NET RECEIVABLE                                    --           --                   --           --              478,899
NET INVENTORY                                           --           --                   --           --                   --
PREPAID EXPENSES                                        --           --                   --           --                   --
TOTAL DEPOSITS                                          --           --                   --           --                   --
DIP TOTAL DEPOSITS                                      --           --                   --           --                   --
TOTAL DEPOSITS                                          --           --                   --           --                   --
OTHER CURRENT ASSETS                                    --           --                   --           --                   --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                --           --                   --           --                   --
TOTAL REVENUE EARNING VEHICLES - GROSS                  --           --                   --           --                   --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                --           --                   --           --                   --
TOTAL REVENUE EARNING VEHICLES - NET                    --           --                   --           --                   --
TOTAL CURRENT ASSETS                                    --           --                   --           --              305,364
GROSS PROPERTY PLANT & EQUIPMENT                    22,523           --            1,062,681           --            1,257,933
TOTAL ACCUMULATED DEPRECIATION                      (3,189)          --           (1,005,731)          --             (977,204)
PROPERTY PLANT & EQUIP, NET                         19,334           --               56,950           --              280,729
TOTAL INVESTMENTS IN SUBS                               --            1                2,665           --                   --
GOODWILL - GROSS                                        --           --                   --           --                   --
GOODWILL - ACCUM AMORT                                  --           --                   --           --                   --
GOODWILL,  NET                                          --           --                   --           --                   --
TOTAL INTANGIBLE ASSETS                                 --           --                   --           --                   --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                  --           --                   --           --                   --
INTANGIBLE ASSETS, NET                                  --           --                   --           --                   --
TOTAL STAND ALONE CAPS                                  --           --                   --           --                   --
TOTAL CAPS/COLLAR                                       --           --                   --           --                   --
INTEREST RATE HEDGES AT FMV                             --           --                   --           --                   --
OTHER NON-CURRENT ASSETS                                --           --                   --           --                   --
TOTAL ASSETS                                        19,334            1               59,615           --              586,093

SHORT TERM DEBT                                         --           --                   --           --                   --
CURRENT PORTION L/T DEBT                                --           --                   --           --                   --
REVENUE EARNING VEHICLE DEBT - CURRENT                  --           --                   --           --                   --
TOTAL ACCOUNTS PAYABLE                                (180)          --                   --           --               (4,141)
DIP TOTAL ACCOUNTS PAYABLE                              --           --                   --           --               89,950
TOTAL ACCOUNTS PAYABLE                                (180)          --                   --           --               85,809
TOTAL ACCR PAYROLL & BENEFITS                       40,596           --                   --           --            1,036,434
ACCRUED INTEREST                                        --           --                   --           --                   --
ACCRUED REAL ESTATE TAXES                               --           --                   --           --                   --
ACCRUED PERSONAL PROPERTY TAXES                         --           --                   --           --                   --
ACCRUED AUDIT & TAX FEES                                --           --                   --           --                   --
ACCRUED CONSULTING FEES                                 --           --                   --           --                   --
ACCRUED  OTHER PROFESSIONAL FEES                        --           --                   --           --                   --
ACCRUED ADVERTISING FUND                                --           --                   --           --                   --
ACCRUED BUSINESS TAXES & LICENSES                       --           --                   --           --                   --
ACCRUED ROYALTIES                                       --           --                   --           --                   --
IAG AL/GL                                               --           --                   --           --                   --
SALES TAX PAYABLE                                       --           --                   --           --                   --
USE TAXES PAYABLE                                       --           --                   --           --                   --
SALES TAX - VEHICLE SALES                               --           --                   --           --                   --
VAT OUTPUT                                              --           --                   --           --                   --
VAT INPUT                                               --           --                   --           --                   --



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                 CLAIMS                                     NATIONAL CAR        NATIONAL CAR
COMBINING BALANCE SHEET                             MANAGEMENT    GUY SALMON                     RENTAL LICENSING     RENTAL SYSTEM
31 JAN 02                                           CENTER, INC.  USA, INC.      1253-SUBMITTED       INC.                INC.
CASH & CASH EQUIVALENTS                                 --          --                   --         245,376              862,325
CASH & CASH EQUIVALENTS DIP                             --          --                   --              --          (11,322,935)
 CASH & CASH EQUIVALENTS PLUS CASH DIP                  --          --                   --         245,376          (10,460,610)
RESTRICTED CASH                                         --          --                   --              --               35,000
PROCEEDS FROM SALE/LEASEBACK                            --          --                   --              --                   --
TOTAL CASH & CASH EQUIVALENTS                           --          --                   --         245,376          (10,425,610)
RECEIVABLES - TRADE                                     --          --                   --              --              242,077
RECEIVABLES - CENTRAL BILLING                           --          --                   --              --              958,974
RECEIVABLES - CREDIT CARDS                              --          --                   --              --              136,827
RECEIVABLES - TA/TO                                     --          --                   --          (6,197)           1,547,052
RECEIVABLES - VEHICLE MANUFACTURER                      --          --                   --              --           18,615,218
RECEIVABLES - VEHICLE OTHER                             --          --                   --              --            4,954,894
RECEIVABLES - OTHER                                     --          --                   --         507,354            3,497,395
GROSS RECEIVABLES                                       --          --                   --         501,157           29,952,437
LESS: RESERVE                                           --          --                   --        (369,233)            (762,181)
NET RECEIVABLE                                          --          --                   --         131,924           29,190,256
DIP RECEIVABLES - TRADE                                 --          --                   --              --            1,381,424
DIP RECEIVABLES - CENTRAL BILLING                       --          --                   --              --            7,377,571
DIP RECEIVABLES - CREDIT CARDS                          --          --                   --              --            8,196,321
DIP RECEIVABLES - TA/TO                                 --          --                   --         (37,360)          12,455,502
DIP RECEIVABLES - VEHICLE MANUFACTURER                  --          --                   --        (235,401)           1,714,825
DIP RECEIVABLES - VEHICLE OTHER                         --          --                   --              --            2,864,752
DIP RECEIVABLES - OTHER                                 --          --                   --       1,698,186              281,813
DIP GROSS RECEIVABLES                                   --          --                   --       1,425,425           34,272,208
Less: DIP Reserve                                       --          --                   --        (113,480)            (438,827)
DIP NET RECEIVABLE                                      --          --                   --       1,311,945           33,833,381
TOTAL GROSS RECEIVABLES                                 --          --                   --       1,926,582           64,224,645
LESS: TOTAL RESERVES                                    --          --                   --        (482,713)          (1,201,008)
TOTAL NET RECEIVABLE                                    --          --                   --       1,443,869           63,023,637
NET INVENTORY                                           --          --                   --              --            1,100,000
PREPAID EXPENSES                                        --          --                   --              --           18,265,850
TOTAL DEPOSITS                                          --          --                   --              --              466,033
DIP TOTAL DEPOSITS                                      --          --                   --              --              521,431
TOTAL DEPOSITS                                          --          --                   --              --              987,464
OTHER CURRENT ASSETS                                    --          --                   --              --                   --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                --          --                   --              --           19,253,314
TOTAL REVENUE EARNING VEHICLES - GROSS                  --          --                   --              --           10,273,293
TOTAL REVENUE EARNING VEHICLES - ACCUM D                --          --                   --              --          (14,886,636)
TOTAL REVENUE EARNING VEHICLES - NET                    --          --                   --              --           (4,613,343)
TOTAL CURRENT ASSETS                                    --          --                   --       1,689,245           68,337,998
GROSS PROPERTY PLANT & EQUIPMENT                        --          --                   --         140,104          132,029,253
TOTAL ACCUMULATED DEPRECIATION                          --          --                   --         (76,213)         (56,434,444)
PROPERTY PLANT & EQUIP, NET                             --          --                   --          63,891           75,594,809
TOTAL INVESTMENTS IN SUBS                               --          --           93,234,567      (1,210,223)         680,860,431
GOODWILL - GROSS                                        --          --                   --              --            6,717,912
GOODWILL - ACCUM AMORT                                  --          --                   --              --             (728,991)
GOODWILL,  NET                                          --          --                   --              --            5,988,921
TOTAL INTANGIBLE ASSETS                                 --          --                   --              --            2,630,965
TOTAL ACCUM AMORTIZATION - INTANGIBLES                  --          --                   --              --           (2,630,965)
INTANGIBLE ASSETS, NET                                  --          --                   --              --                   --
TOTAL STAND ALONE CAPS                                  --          --                   --              --                   --
TOTAL CAPS/COLLAR                                       --          --                   --              --                   --
INTEREST RATE HEDGES AT FMV                             --          --                   --              --                   --
OTHER NON-CURRENT ASSETS                                --          --                   --              --                   --
TOTAL ASSETS                                            --          --           93,234,567         542,913          830,782,159

SHORT TERM DEBT                                         --          --                   --              --                   --
CURRENT PORTION L/T DEBT                                --          --                   --              --           35,000,000
REVENUE EARNING VEHICLE DEBT - CURRENT                  --          --                   --              --                   --
TOTAL ACCOUNTS PAYABLE                                  --          --                   --          27,584           36,447,969
DIP TOTAL ACCOUNTS PAYABLE                              --          --                   --         109,892           18,638,331
TOTAL ACCOUNTS PAYABLE                                  --          --                   --         137,476           55,086,300
TOTAL ACCR PAYROLL & BENEFITS                           --          --                   --         121,609            5,851,740
ACCRUED INTEREST                                        --          --                   --              --            3,136,660
ACCRUED REAL ESTATE TAXES                               --          --                   --              --            3,489,132
ACCRUED PERSONAL PROPERTY TAXES                         --          --                   --              --                   --
ACCRUED AUDIT & TAX FEES                                --          --                   --              --              156,809
ACCRUED CONSULTING FEES                                 --          --                   --              --                   --
ACCRUED  OTHER PROFESSIONAL FEES                        --          --                   --              --                   --
ACCRUED ADVERTISING FUND                                --          --                   --              --            3,239,565
ACCRUED BUSINESS TAXES & LICENSES                       --          --                   --              --                   --
ACCRUED ROYALTIES                                       --          --                   --              --                   --
IAG AL/GL                                               --          --                   --              --                   --
SALES TAX PAYABLE                                       --          --                   --             280            4,326,786
USE TAXES PAYABLE                                       --          --                   --              --                  641
SALES TAX - VEHICLE SALES                               --          --                   --              --                   --
VAT OUTPUT                                              --          --                   --              --                   --
VAT INPUT                                               --          --                   --              --                   --



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                              NCRAS-
COMBINING BALANCE SHEET                                       NCR AFFILIATE       MANAGEMENT      NCRAS-GP,    NCRS INSURANCE
31 JAN 02                                                     SERVICER, INC.         LP             INC.         AGENCY, INC.
CASH & CASH EQUIVALENTS                                              --               --             --             --
CASH & CASH EQUIVALENTS DIP                                          --               --             --             --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                               --               --             --             --
RESTRICTED CASH                                                      --               --             --             --
PROCEEDS FROM SALE/LEASEBACK                                         --               --             --             --
TOTAL CASH & CASH EQUIVALENTS                                        --               --             --             --
RECEIVABLES - TRADE                                                  --               --             --             --
RECEIVABLES - CENTRAL BILLING                                        --               --             --             --
RECEIVABLES - CREDIT CARDS                                           --               --             --             --
RECEIVABLES - TA/TO                                                  --               --             --             --
RECEIVABLES - VEHICLE MANUFACTURER                                   --               --             --             --
RECEIVABLES - VEHICLE OTHER                                          --               --             --             --
RECEIVABLES - OTHER                                                 230               --             --             --
GROSS RECEIVABLES                                                   230               --             --             --
LESS: RESERVE                                                        --               --             --             --
NET RECEIVABLE                                                      230               --             --             --
DIP RECEIVABLES - TRADE                                              --               --             --             --
DIP RECEIVABLES - CENTRAL BILLING                                    --               --             --             --
DIP RECEIVABLES - CREDIT CARDS                                       --               --             --             --
DIP RECEIVABLES - TA/TO                                              --               --             --             --
DIP RECEIVABLES - VEHICLE MANUFACTURER                               --               --             --             --
DIP RECEIVABLES - VEHICLE OTHER                                      --               --             --             --
DIP RECEIVABLES - OTHER                                              --               --             --             --
DIP GROSS RECEIVABLES                                                --               --             --             --
Less: DIP Reserve                                                    --               --             --             --
DIP NET RECEIVABLE                                                   --               --             --             --
TOTAL GROSS RECEIVABLES                                             230               --             --             --
LESS: TOTAL RESERVES                                                 --               --             --             --
TOTAL NET RECEIVABLE                                                230               --             --             --
NET INVENTORY                                                        --               --             --             --
PREPAID EXPENSES                                                     --               --             --             --
TOTAL DEPOSITS                                                       --               --             --             --
DIP TOTAL DEPOSITS                                                   --               --             --             --
TOTAL DEPOSITS                                                       --               --             --             --
OTHER CURRENT ASSETS                                                 --               --             --             --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                             --               --             --             --
TOTAL REVENUE EARNING VEHICLES - GROSS                               --               --             --             --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                             --               --             --             --
TOTAL REVENUE EARNING VEHICLES - NET                                 --               --             --             --
TOTAL CURRENT ASSETS                                                230               --             --             --
GROSS PROPERTY PLANT & EQUIPMENT                              3,779,010               --             --             --
TOTAL ACCUMULATED DEPRECIATION                               (2,883,765)              --             --             --
PROPERTY PLANT & EQUIP, NET                                     895,245               --             --             --
TOTAL INVESTMENTS IN SUBS                                         2,665              330              1             --
GOODWILL - GROSS                                                     --               --             --             --
GOODWILL - ACCUM AMORT                                               --               --             --             --
GOODWILL,  NET                                                       --               --             --             --
TOTAL INTANGIBLE ASSETS                                              --               --             --             --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                               --               --             --             --
INTANGIBLE ASSETS, NET                                               --               --             --             --
TOTAL STAND ALONE CAPS                                               --               --             --             --
TOTAL CAPS/COLLAR                                                    --               --             --             --
INTEREST RATE HEDGES AT FMV                                          --               --             --             --
OTHER NON-CURRENT ASSETS                                             --               --             --             --
TOTAL ASSETS                                                    898,140              330              1             --

SHORT TERM DEBT                                                      --               --             --             --
CURRENT PORTION L/T DEBT                                             --               --             --             --
REVENUE EARNING VEHICLE DEBT - CURRENT                               --               --             --             --
TOTAL ACCOUNTS PAYABLE                                               --               --             --             --
DIP TOTAL ACCOUNTS PAYABLE                                           --               --             --             --
TOTAL ACCOUNTS PAYABLE                                               --               --             --             --
TOTAL ACCR PAYROLL & BENEFITS                                        --               --             --             --
ACCRUED INTEREST                                                     --               --             --             --
ACCRUED REAL ESTATE TAXES                                            --               --             --             --
ACCRUED PERSONAL PROPERTY TAXES                                      --               --             --             --
ACCRUED AUDIT & TAX FEES                                             --               --             --             --
ACCRUED CONSULTING FEES                                              --               --             --             --
ACCRUED  OTHER PROFESSIONAL FEES                                     --               --             --             --
ACCRUED ADVERTISING FUND                                             --               --             --             --
ACCRUED BUSINESS TAXES & LICENSES                                    --               --             --             --
ACCRUED ROYALTIES                                                    --               --             --             --
IAG AL/GL                                                            --               --             --             --
SALES TAX PAYABLE                                                    --               --             --             --
USE TAXES PAYABLE                                                    --               --             --             --
SALES TAX - VEHICLE SALES                                            --               --             --             --
VAT OUTPUT                                                           --               --             --             --
VAT INPUT                                                            --               --             --             --

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED            ANC PAYROLL
COMBINING BALANCE SHEET                          ADMINISTRATION                                                         CAR RENTAL
31 JAN 02                                            LLC           ARC-GP, INC.      ARC-TM, INC.  AUTO RENTAL INC.    CLAIMS, INC.
PROVINCIAL SALES TAX                                 --              --                    --           --                   --
STATE SURCHARGES                                     --              --                    --           --                   --
COUNTY SURCHARGES                                    --              --                    --           --                   --
CITY SURCHARGES                                      --              --                    --           --                   --
MOTOR VEHICLE RENTAL TAX                             --              --                    --           --                   --
STATE/LOCAL TAX - FUEL                               --              --                    --           --                   --
INTANGIBLE TAXES PAYABLE                             --              --                    --           --                   --
MISC. NON INCOME TAX ACCRUALS                        --              --                    --           --                   --
ACCRUED GENERAL LIABILITY INSURANCE                  --              --                    --           --                   --
GROUP INSURANCE/MEDICAL                              --              --                    --           --                   --
MEDICAL CLAIMS PRIOR TO 1/1/00                       --              --                    --           --                   --
WORKERS' COMP                                    14,043              --                    --           --              304,062
SELF INSURANCE RESERVES CURRENT PORTION              --              --                    --           --                   --
OTHER CURRENT LIABILITIES                            --              --                    --           --                   --
ACCRUED FLEET RESERVES                               --              --                    --           --                   --
TOTAL CUSTOMER DEPOSITS                              --              --                    --           --                   --
TOTAL DEFERRED REVENUE - CURRENT                     --              --                    --           --                   --
EST. VEHICLE RENTAL LIABILITY CLAIMS                 --              --                    --           --                   --
ESTIMATED DEBT - VEHICLE RENTAL                      --              --                    --           --                   --
ACCRUED LEGAL FEES                                   --              --                    --           --                   --
ACCRUED ENVIRONMENTAL RESERVE                        --              --                    --           --                   --
ACCRUED INCOME TAXES                                 --              --                    --           --                   --
ACCRUED FLEET TRANSPORTATION                         --              --                    --           --                   --
ACCRUED FUEL COSTS                                   --              --                    --           --                   --
OTHER ACCRUED INSURANCE                              --              --                    --           --                   --
ACCRUED RENT                                         --              --                    --           --                   --
ACCRUED AIRPORT CONCESSIONS                          --              --                    --           --                   --
ACCRUED AIRPORT SETTLEMENTS                          --              --                    --           --                   --
ACCRUED TELEPHONE/COMMUNICATIONS                     --              --                    --           --                   --
ACCRUED UTILITIES                                    --              --                    --           --                   --
ACCRUED OFFICE SUPPORT                               --              --                    --           --                   --
ACCRUED FACILITIES MAINTENANCE                       --              --                    --           --                   --
ACCRUED EQUIPMENT LEASE EXPENSE                      --              --                    --           --               23,996
ACCRUED CORPORATE TRAVEL                             --              --                    --           --                   --
CITY CLOSURE RESERVE                                 --              --                    --           --                   --
ACCRUED MERGER COSTS                                 --              --                    --           --                   --
UNREALIZED FOREIGN EXCHANGE                          --              --                    --           --                   --
CONTINGENCY RESERVE                                  --              --                    --           --                   --
OTHER ACCRUED EXPENSES                               --              --                    --           --                   --
OTHER ACCRUED LIABILITIES                       148,364              --                    --           --                2,668
DIP TOTAL ACCRUED LIABILITIES                    20,771              --                    --           --               28,039
TOTAL CURRENT LIABILITIES                       223,594              --                    --           --            1,481,008
24000 - TRANSFERS TO/FROM LONG TERM                  --              --                    --           --                   --
TOTAL LONG TERM REV FINANCING                        --              --                    --           --                   --
POST RETIREMENT LIABILITY                            --              --                    --           --                   --
SELF INSURANCE RESERVES LONG TERM                    --              --                    --           --                   --
DEFERRED REVENUE - PEROT                             --              --                    --           --                   --
DEFERRED GAIN SALE/LEASEBACK                         --              --                    --           --                   --
OTHER L/T LIABILITIES                                --              --                    --           --                   --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES             --              --                    --           --                   --
DEFERRED TAXES FOR FMV HEDGES                        --              --                    --           --                   --
INTEREST RATE HEDGES AT FMV (LIAB)                   --              --                    --           --                   --
TOTAL L/T LIABILITIES                                --              --                    --           --                   --
MINORITY INTEREST                                    --              --                    --           --                   --
TOTAL INTERCOMPANY                             (294,833)           (999)         (184,052,270)          --          (13,552,808)
OUT OF BALANCE                                       (1)             --                    (1)          --                    3
TOTAL LIABILITIES                               (71,240)           (999)         (184,052,271)          --          (12,071,797)

COMMON STOCK                                         --           1,000                    --           --                   --
ADDITIONAL PAID IN CAPITAL                           --              --                    --           --                   --
CONTRIBUTED CAPITAL                               3,000              --               528,735           --           (1,560,968)
WARRANTS ISSUED                                      --              --                    --           --                   --
DIVIDENDS DECLARED/DISTRIBUTIONS                     --              --                    --           --                   --
TRANSLATION ADJUSTMENT                               --              --                    --           --                  (69)
UNREAL.G/(L) ON AVAIL SALE SECURITIES                --              --                    --           --                   --
NET DEFERRED GAIN/(LOSS)                             --              --                    --           --                   --
TOTAL STAND ALONE CAPS                               --              --                    --           --                   --
TOTAL COLLARS                                        --              --                    --           --                   --
RETAINED EARNINGS                                87,574              --           183,583,151           --           14,218,927
NET WORTH                                        90,574           1,000           184,111,886           --           12,657,890
TOTAL LIAB/NET WORTH                             19,334               1                59,615           --              586,093



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED        CLAIMS                                            NATIONAL CAR         NATIONAL CAR
COMBINING BALANCE SHEET                     MANAGEMENT      GUY SALMON                        RENTAL LICENSING      RENTAL SYSTEM
31 JAN 02                                   CENTER, INC.     USA, INC.      1253-SUBMITTED           INC.                INC.
PROVINCIAL SALES TAX                           --              --                  --                  --                   --
STATE SURCHARGES                               --              --                  --                 261            3,555,222
COUNTY SURCHARGES                              --              --                  --                  --                   --
CITY SURCHARGES                                --              --                  --                  --                   --
MOTOR VEHICLE RENTAL TAX                       --              --                  --                  --                   --
STATE/LOCAL TAX - FUEL                         --              --                  --                  --               83,962
INTANGIBLE TAXES PAYABLE                       --              --                  --                  --                   --
MISC. NON INCOME TAX ACCRUALS                  --              --                  --                  --                   --
ACCRUED GENERAL LIABILITY INSURANCE            --              --                  --                  --               96,559
GROUP INSURANCE/MEDICAL                        --              --                  --                  --                9,175
MEDICAL CLAIMS PRIOR TO 1/1/00                 --              --                  --                  --                   --
WORKERS' COMP                                  --              --                  --              23,762            7,326,794
SELF INSURANCE RESERVES CURRENT PORTION        --              --                  --                  --           12,535,900
OTHER CURRENT LIABILITIES                      --              --                  --                  --                   --
ACCRUED FLEET RESERVES                         --              --                  --                  --              315,588
TOTAL CUSTOMER DEPOSITS                        --              --                  --                  --            2,295,256
TOTAL DEFERRED REVENUE - CURRENT               --              --                  --                  --                   --
EST. VEHICLE RENTAL LIABILITY CLAIMS           --              --                  --                  --            1,300,000
ESTIMATED DEBT - VEHICLE RENTAL                --              --                  --                  --                   --
ACCRUED LEGAL FEES                             --              --                  --                  --                   --
ACCRUED ENVIRONMENTAL RESERVE                  --              --                  --                  --            1,671,695
ACCRUED INCOME TAXES                           --              --                  --                  --                   --
ACCRUED FLEET TRANSPORTATION                   --              --                  --                  --                   --
ACCRUED FUEL COSTS                             --              --                  --                  --                   --
OTHER ACCRUED INSURANCE                        --              --                  --                  --                   --
ACCRUED RENT                                   --              --                  --                  --            2,388,714
ACCRUED AIRPORT CONCESSIONS                    --              --                  --                  --            1,966,029
ACCRUED AIRPORT SETTLEMENTS                    --              --                  --                  --                   --
ACCRUED TELEPHONE/COMMUNICATIONS               --              --                  --                  --                   --
ACCRUED UTILITIES                              --              --                  --                  --                   --
ACCRUED OFFICE SUPPORT                         --              --                  --                  --                   --
ACCRUED FACILITIES MAINTENANCE                 --              --                  --                  --                   --
ACCRUED EQUIPMENT LEASE EXPENSE                --              --                  --               1,689            1,184,277
ACCRUED CORPORATE TRAVEL                       --              --                  --                  --                   --
CITY CLOSURE RESERVE                           --              --                  --                  --                   --
ACCRUED MERGER COSTS                           --              --                  --                  --                   --
UNREALIZED FOREIGN EXCHANGE                    --              --                  --                  --                   --
CONTINGENCY RESERVE                            --              --                  --                  --                   --
OTHER ACCRUED EXPENSES                         --              --                  --                  --                   --
OTHER ACCRUED LIABILITIES                      --              --                  --                  --           24,201,993
DIP TOTAL ACCRUED LIABILITIES                  --              --                  --               2,178           26,534,628
TOTAL CURRENT LIABILITIES                      --              --                  --             287,255          195,753,425
24000 - TRANSFERS TO/FROM LONG TERM            --              --                  --                  --                   --
TOTAL LONG TERM REV FINANCING                  --              --                  --                  --                   --
POST RETIREMENT LIABILITY                      --              --                  --                  --                   --
SELF INSURANCE RESERVES LONG TERM              --              --                  --                  --           34,767,148
DEFERRED REVENUE - PEROT                       --              --                  --                  --                   --
DEFERRED GAIN SALE/LEASEBACK                   --              --                  --                  --           21,096,510
OTHER L/T LIABILITIES                          --              --                  --                  --                   --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES       --              --                  --                  --                   --
DEFERRED TAXES FOR FMV HEDGES                  --              --                  --                  --                   --
INTEREST RATE HEDGES AT FMV (LIAB)             --              --                  --                  --                   --
TOTAL L/T LIABILITIES                          --              --                  --                  --           55,863,658
MINORITY INTEREST                              --              --                  --                  --                   --
TOTAL INTERCOMPANY                             --        (817,647)           (135,001)        (27,069,699)         173,962,266
OUT OF BALANCE                                 --              --                  --                   1                   (1)
TOTAL LIABILITIES                              --        (817,647)           (135,001)        (26,782,443)         425,579,348

COMMON STOCK                                   --              --                  --                   1                    1
ADDITIONAL PAID IN CAPITAL                     --              --                  --                  --           18,749,999
CONTRIBUTED CAPITAL                            --         817,647          93,369,568                  --          615,770,592
WARRANTS ISSUED                                --              --                  --                  --                   --
DIVIDENDS DECLARED/DISTRIBUTIONS               --              --                  --                  --                   --
TRANSLATION ADJUSTMENT                         --              --                  --             (59,034)          (3,358,008)
UNREAL.G/(L) ON AVAIL SALE SECURITIES          --              --                  --                  --                   --
NET DEFERRED GAIN/(LOSS)                       --              --                  --                  --                   --
TOTAL STAND ALONE CAPS                         --              --                  --                  --                   --
TOTAL COLLARS                                  --              --                  --                  --                   --
RETAINED EARNINGS                              --              --                  --          27,384,389         (225,959,773)
NET WORTH                                      --         817,647          93,369,568          27,325,356          405,202,811
TOTAL LIAB/NET WORTH                           --              --          93,234,567             542,913          830,782,159



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                                           NCRAS-
COMBINING BALANCE SHEET                                 NCR AFFILIATE           MANAGEMENT        NCRAS-GP,      NCRS INSURANCE
31 JAN 02                                               SERVICER, INC.             LP               INC.          AGENCY, INC.
PROVINCIAL SALES TAX                                          --                    --               --               --
STATE SURCHARGES                                              --                    --               --               --
COUNTY SURCHARGES                                             --                    --               --               --
CITY SURCHARGES                                               --                    --               --               --
MOTOR VEHICLE RENTAL TAX                                      --                    --               --               --
STATE/LOCAL TAX - FUEL                                        --                    --               --               --
INTANGIBLE TAXES PAYABLE                                      --                    --               --               --
MISC. NON INCOME TAX ACCRUALS                                 --                    --               --               --
ACCRUED GENERAL LIABILITY INSURANCE                           --                    --               --               --
GROUP INSURANCE/MEDICAL                                       --                    --               --               --
MEDICAL CLAIMS PRIOR TO 1/1/00                                --                    --               --               --
WORKERS' COMP                                                 --                    --               --               --
SELF INSURANCE RESERVES CURRENT PORTION                       --                    --               --               --
OTHER CURRENT LIABILITIES                                     --                    --               --               --
ACCRUED FLEET RESERVES                                        --                    --               --               --
TOTAL CUSTOMER DEPOSITS                                       --                    --               --               --
TOTAL DEFERRED REVENUE - CURRENT                              --                    --               --               --
EST. VEHICLE RENTAL LIABILITY CLAIMS                          --                    --               --               --
ESTIMATED DEBT - VEHICLE RENTAL                               --                    --               --               --
ACCRUED LEGAL FEES                                            --                    --               --               --
ACCRUED ENVIRONMENTAL RESERVE                                 --                    --               --               --
ACCRUED INCOME TAXES                                          --                    --               --               --
ACCRUED FLEET TRANSPORTATION                                  --                    --               --               --
ACCRUED FUEL COSTS                                            --                    --               --               --
OTHER ACCRUED INSURANCE                                       --                    --               --               --
ACCRUED RENT                                                  --                    --               --               --
ACCRUED AIRPORT CONCESSIONS                                   --                    --               --               --
ACCRUED AIRPORT SETTLEMENTS                                   --                    --               --               --
ACCRUED TELEPHONE/COMMUNICATIONS                              --                    --               --               --
ACCRUED UTILITIES                                             --                    --               --               --
ACCRUED OFFICE SUPPORT                                        --                    --               --               --
ACCRUED FACILITIES MAINTENANCE                                --                    --               --               --
ACCRUED EQUIPMENT LEASE EXPENSE                               --                    --               --               --
ACCRUED CORPORATE TRAVEL                                      --                    --               --               --
CITY CLOSURE RESERVE                                          --                    --               --               --
ACCRUED MERGER COSTS                                          --                    --               --               --
UNREALIZED FOREIGN EXCHANGE                                   --                    --               --               --
CONTINGENCY RESERVE                                           --                    --               --               --
OTHER ACCRUED EXPENSES                                        --                    --               --               --
OTHER ACCRUED LIABILITIES                                     --                    --               --               --
DIP TOTAL ACCRUED LIABILITIES                                 --                    --               --               --
TOTAL CURRENT LIABILITIES                                     --                    --               --               --
24000 - TRANSFERS TO/FROM LONG TERM                           --                    --               --               --
TOTAL LONG TERM REV FINANCING                                 --                    --               --               --
POST RETIREMENT LIABILITY                                     --                    --               --               --
SELF INSURANCE RESERVES LONG TERM                             --                    --               --               --
DEFERRED REVENUE - PEROT                                      --                    --               --               --
DEFERRED GAIN SALE/LEASEBACK                             380,937                    --               --               --
OTHER L/T LIABILITIES                                         --                    --               --               --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                      --                    --               --               --
DEFERRED TAXES FOR FMV HEDGES                                 --                    --               --               --
INTEREST RATE HEDGES AT FMV (LIAB)                            --                    --               --               --
TOTAL L/T LIABILITIES                                    380,937                    --               --               --
MINORITY INTEREST                                             --                    --               --               --
TOTAL INTERCOMPANY                                  (211,121,583)         (139,178,338)            (999)              --
OUT OF BALANCE                                                --                     1               --               --
TOTAL LIABILITIES                                   (210,740,646)         (139,178,337)            (999)              --

COMMON STOCK                                                  10                    --            1,000               --
ADDITIONAL PAID IN CAPITAL                            65,639,617                    --               --               --
CONTRIBUTED CAPITAL                                    5,155,611                 1,000               --               --
WARRANTS ISSUED                                               --                    --               --               --
DIVIDENDS DECLARED/DISTRIBUTIONS                              --                    --               --               --
TRANSLATION ADJUSTMENT                                      (245)                   --               --               --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                         --                    --               --               --
NET DEFERRED GAIN/(LOSS)                                      --                    --               --               --
TOTAL STAND ALONE CAPS                                        --                    --               --               --
TOTAL COLLARS                                                 --                    --               --               --
RETAINED EARNINGS                                    140,843,793           139,177,667               --               --
NET WORTH                                            211,638,786           139,178,667            1,000               --
TOTAL LIAB/NET WORTH                                     898,140                   330                1               --

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                      POST RETIREMENT
COMBINING BALANCE SHEET                                      LIABILITY MGMT,   RENTAL LIABILITY          REPUBLIC
31 JAN 02                                                        INC.             MGMT, INC.           FIDUCIARY INC.
CASH & CASH EQUIVALENTS                                           --              2,945,537              24,992
CASH & CASH EQUIVALENTS DIP                                       --                     --                  --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                            --              2,945,537              24,992
RESTRICTED CASH                                                   --                     --                  --
PROCEEDS FROM SALE/LEASEBACK                                      --                     --                  --
TOTAL CASH & CASH EQUIVALENTS                                     --              2,945,537              24,992
RECEIVABLES - TRADE                                               --                     --                  --
RECEIVABLES - CENTRAL BILLING                                     --                     --                  --
RECEIVABLES - CREDIT CARDS                                        --                     --                  --
RECEIVABLES - TA/TO                                               --                     --                  --
RECEIVABLES - VEHICLE MANUFACTURER                                --                     --                  --
RECEIVABLES - VEHICLE OTHER                                       --                     --                  --
RECEIVABLES - OTHER                                              962                  1,390               7,122
GROSS RECEIVABLES                                                962                  1,390               7,122
LESS: RESERVE                                                     --                     --                  --
NET RECEIVABLE                                                   962                  1,390               7,122
DIP RECEIVABLES - TRADE                                           --                     --                  --
DIP RECEIVABLES - CENTRAL BILLING                                 --                     --                  --
DIP RECEIVABLES - CREDIT CARDS                                    --                     --                  --
DIP RECEIVABLES - TA/TO                                           --                     --                  --
DIP RECEIVABLES - VEHICLE MANUFACTURER                            --                     --                  --
DIP RECEIVABLES - VEHICLE OTHER                                   --                     --                  --
DIP RECEIVABLES - OTHER                                           --                     --                  --
DIP GROSS RECEIVABLES                                             --                     --                  --
Less: DIP Reserve                                                 --                     --                  --
DIP NET RECEIVABLE                                                --                     --                  --
TOTAL GROSS RECEIVABLES                                          962                  1,390               7,122
LESS: TOTAL RESERVES                                              --                     --                  --
TOTAL NET RECEIVABLE                                             962                  1,390               7,122
NET INVENTORY                                                     --                     --                  --
PREPAID EXPENSES                                                  --                     --                  --
TOTAL DEPOSITS                                                    --                     --                  --
DIP TOTAL DEPOSITS                                                --                     --                  --
TOTAL DEPOSITS                                                    --                     --                  --
OTHER CURRENT ASSETS                                              --                     --                  --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                          --                     --                  --
TOTAL REVENUE EARNING VEHICLES - GROSS                            --                     --                  --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                          --                     --                  --
TOTAL REVENUE EARNING VEHICLES - NET                              --                     --                  --
TOTAL CURRENT ASSETS                                             962              2,946,927              32,114
GROSS PROPERTY PLANT & EQUIPMENT                                  --                     --                  --
TOTAL ACCUMULATED DEPRECIATION                                    --                     --                  --
PROPERTY PLANT & EQUIP, NET                                       --                     --                  --
TOTAL INVESTMENTS IN SUBS                                         --                     --                  --
GOODWILL - GROSS                                                  --                     --                  --
GOODWILL - ACCUM AMORT                                            --                     --                  --
GOODWILL,  NET                                                    --                     --                  --
TOTAL INTANGIBLE ASSETS                                           --                     --                  --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                            --                     --                  --
INTANGIBLE ASSETS, NET                                            --                     --                  --
TOTAL STAND ALONE CAPS                                            --                     --                  --
TOTAL CAPS/COLLAR                                                 --                     --                  --
INTEREST RATE HEDGES AT FMV                                       --                     --                  --
OTHER NON-CURRENT ASSETS                                          --                     --                  --
TOTAL ASSETS                                                     962              2,946,927              32,114

SHORT TERM DEBT                                                   --                     --                  --
CURRENT PORTION L/T DEBT                                          --                     --                  --
REVENUE EARNING VEHICLE DEBT - CURRENT                            --                     --                  --
TOTAL ACCOUNTS PAYABLE                                            --                     --                  --
DIP TOTAL ACCOUNTS PAYABLE                                        --                     --                  --
TOTAL ACCOUNTS PAYABLE                                            --                     --                  --
TOTAL ACCR PAYROLL & BENEFITS                              1,262,648                 50,112                  --
ACCRUED INTEREST                                                  --                     --                  --
ACCRUED REAL ESTATE TAXES                                         --                     --                  --
ACCRUED PERSONAL PROPERTY TAXES                                   --                     --                  --
ACCRUED AUDIT & TAX FEES                                          --                     --                  --
ACCRUED CONSULTING FEES                                           --                     --                  --
ACCRUED  OTHER PROFESSIONAL FEES                                  --                     --                  --
ACCRUED ADVERTISING FUND                                          --                     --                  --
ACCRUED BUSINESS TAXES & LICENSES                                 --                     --                  --
ACCRUED ROYALTIES                                                 --                     --                  --
IAG AL/GL                                                         --                     --                  --
SALES TAX PAYABLE                                                 --                     --                  --
USE TAXES PAYABLE                                                 --                     --                  --
SALES TAX - VEHICLE SALES                                         --                     --                  --
VAT OUTPUT                                                        --                     --                  --
VAT INPUT                                                         --                     --                  --



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                   REPUBLIC GUY                                                      SRAC-
COMBINING BALANCE SHEET                                SALMON PARTNER        ANC FINANCIAL   SPIRIT RENT-A-CAR          MANAGEMENT
31 JAN 02                                                   INC                GP CORP                INC                   LP
CASH & CASH EQUIVALENTS                                         --                 --             11,949,092            (2,285,998)
CASH & CASH EQUIVALENTS DIP                                     --                 --                     --                    --
 CASH & CASH EQUIVALENTS PLUS CASH DIP                          --                 --             11,949,092            (2,285,998)
RESTRICTED CASH                                                 --                 --                     --                    --
PROCEEDS FROM SALE/LEASEBACK                                    --                 --                     --                    --
TOTAL CASH & CASH EQUIVALENTS                                   --                 --             11,949,092            (2,285,998)
RECEIVABLES - TRADE                                         11,548                 --                     --                    --
RECEIVABLES - CENTRAL BILLING                                   --                 --              3,853,648                    --
RECEIVABLES - CREDIT CARDS                                      --                 --                     --                    --
RECEIVABLES - TA/TO                                             --                 --                    388                    --
RECEIVABLES - VEHICLE MANUFACTURER                              --                 --              1,582,651                    --
RECEIVABLES - VEHICLE OTHER                                     --                 --                     --                    --
RECEIVABLES - OTHER                                             --                 --              6,795,554                    --
GROSS RECEIVABLES                                           11,548                 --             12,232,241                    --
LESS: RESERVE                                           (1,685,682)                --             (6,105,606)                   --
NET RECEIVABLE                                          (1,674,134)                --              6,126,635                    --
DIP RECEIVABLES - TRADE                                         --                 --                     --                    --
DIP RECEIVABLES - CENTRAL BILLING                               --                 --             29,033,928                    --
DIP RECEIVABLES - CREDIT CARDS                                  --                 --                     --                    --
DIP RECEIVABLES - TA/TO                                         --                 --                     --                    --
DIP RECEIVABLES - VEHICLE MANUFACTURER                          --                 --               (601,681)                   --
DIP RECEIVABLES - VEHICLE OTHER                                 --                 --                     --                    --
DIP RECEIVABLES - OTHER                                         --                 --              3,073,392                    --
DIP GROSS RECEIVABLES                                           --                 --             31,505,639                    --
Less: DIP Reserve                                               --                 --             (1,002,395)                   --
DIP NET RECEIVABLE                                              --                 --             30,503,244                    --
TOTAL GROSS RECEIVABLES                                     11,548                 --             43,737,880                    --
LESS: TOTAL RESERVES                                    (1,685,682)                --             (7,108,001)                   --
TOTAL NET RECEIVABLE                                    (1,674,134)                --             36,629,879                    --
NET INVENTORY                                                   --                 --                     --                    --
PREPAID EXPENSES                                            22,038                 --              4,354,850                    --
TOTAL DEPOSITS                                                  --                 --                216,363                    --
DIP TOTAL DEPOSITS                                              --                 --                609,686                    --
TOTAL DEPOSITS                                                  --                 --                826,049                    --
OTHER CURRENT ASSETS                                       344,610                 --                     --                    --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                   366,648                 --              5,180,899                    --
TOTAL REVENUE EARNING VEHICLES - GROSS                          --                 --            (29,730,597)                   --
TOTAL REVENUE EARNING VEHICLES - ACCUM D                        --                 --             40,754,219                    --
TOTAL REVENUE EARNING VEHICLES - NET                            --                 --             11,023,622                    --
TOTAL CURRENT ASSETS                                    (1,307,486)                --             64,783,492            (2,285,998)
GROSS PROPERTY PLANT & EQUIPMENT                            59,300                 --             20,957,412                16,377
TOTAL ACCUMULATED DEPRECIATION                             (59,300)                --            (10,962,163)                   --
PROPERTY PLANT & EQUIP, NET                                     --                 --              9,995,249                16,377
TOTAL INVESTMENTS IN SUBS                               94,714,423            222,765             28,591,770                   330
GOODWILL - GROSS                                       146,261,305                 --             82,765,597                    --
GOODWILL - ACCUM AMORT                                 (17,891,210)                --             (8,892,961)                   --
GOODWILL,  NET                                         128,370,095                 --             73,872,636                    --
TOTAL INTANGIBLE ASSETS                                         --                 --                     --                    --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                          --                 --                     --                    --
INTANGIBLE ASSETS, NET                                          --                 --                     --                    --
TOTAL STAND ALONE CAPS                                          --                 --                     --                    --
TOTAL CAPS/COLLAR                                               --                 --                     --                    --
INTEREST RATE HEDGES AT FMV                                     --                 --                     --                    --
OTHER NON-CURRENT ASSETS                                        --                 --                     --                    --
TOTAL ASSETS                                           221,777,032            222,765            177,243,147            (2,269,291)

SHORT TERM DEBT                                                 --                 --                     --                    --
CURRENT PORTION L/T DEBT                                        --                 --                     --                    --
REVENUE EARNING VEHICLE DEBT - CURRENT                          --                 --                     --                    --
TOTAL ACCOUNTS PAYABLE                                   1,333,290                 --             10,650,129                    --
DIP TOTAL ACCOUNTS PAYABLE                                      --                 --              3,570,423                    --
TOTAL ACCOUNTS PAYABLE                                   1,333,290                 --             14,220,552                    --
TOTAL ACCR PAYROLL & BENEFITS                              196,950                 --              4,248,856                    --
ACCRUED INTEREST                                                --                 --                     --                    --
ACCRUED REAL ESTATE TAXES                                       --                 --                     --                    --
ACCRUED PERSONAL PROPERTY TAXES                                 --                 --                286,829                    --
ACCRUED AUDIT & TAX FEES                                        --                 --                     --                    --
ACCRUED CONSULTING FEES                                         --                 --                     --                    --
ACCRUED  OTHER PROFESSIONAL FEES                                --                 --                156,279                    --
ACCRUED ADVERTISING FUND                                   802,397                 --                     --                    --
ACCRUED BUSINESS TAXES & LICENSES                               --                 --                     --                    --
ACCRUED ROYALTIES                                               --                 --                     --                    --
IAG AL/GL                                                       --                 --                     --                    --
SALES TAX PAYABLE                                               --                 --              2,051,605                    --
USE TAXES PAYABLE                                               --                 --                     --                    --
SALES TAX - VEHICLE SALES                                       --                 --                     --                    --
VAT OUTPUT                                                      --                 --                     --                    --
VAT INPUT                                                       --                 --                     --                    --



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING BALANCE SHEET                                                  NCR LICENSING
31 JAN 02                                            SRAC-GP, INC.         HAWAII JV         SRAC-TM, INC.                TOTAL
CASH & CASH EQUIVALENTS                                   --                (20,491)               --                 266,439,745
CASH & CASH EQUIVALENTS DIP                               --                     --                --                 (16,289,835)
 CASH & CASH EQUIVALENTS PLUS CASH DIP                    --                (20,491)               --                 250,149,910
RESTRICTED CASH                                           --                     --                --                      35,000
PROCEEDS FROM SALE/LEASEBACK                              --                     --                --                          --
TOTAL CASH & CASH EQUIVALENTS                             --                (20,491)               --                 250,184,910
RECEIVABLES - TRADE                                       --                     --                --                     253,625
RECEIVABLES - CENTRAL BILLING                             --                     --                --                   4,812,622
RECEIVABLES - CREDIT CARDS                                --                     --                --                     558,784
RECEIVABLES - TA/TO                                       --                (39,509)               --                  10,801,992
RECEIVABLES - VEHICLE MANUFACTURER                        --                     --                --                  37,307,165
RECEIVABLES - VEHICLE OTHER                               --                     --                --                  (3,418,461)
RECEIVABLES - OTHER                                       --                  2,175                --                  14,925,667
GROSS RECEIVABLES                                         --                (37,334)               --                  65,241,394
LESS: RESERVE                                             --                     --                --                 (13,363,717)
NET RECEIVABLE                                            --                (37,334)               --                  51,877,677
DIP RECEIVABLES - TRADE                                   --                     --                --                   1,381,424
DIP RECEIVABLES - CENTRAL BILLING                         --                     --                --                  36,411,499
DIP RECEIVABLES - CREDIT CARDS                            --                     --                --                  13,452,384
DIP RECEIVABLES - TA/TO                                   --                 (1,202)               --                  35,935,300
DIP RECEIVABLES - VEHICLE MANUFACTURER                    --                     --                --                   5,550,483
DIP RECEIVABLES - VEHICLE OTHER                           --                     --                --                  27,793,443
DIP RECEIVABLES - OTHER                                   --                     --                --                   5,446,151
DIP GROSS RECEIVABLES                                     --                 (1,202)               --                 125,970,684
Less: DIP Reserve                                         --                     --                --                  (2,745,959)
DIP NET RECEIVABLE                                        --                 (1,202)               --                 123,224,725
TOTAL GROSS RECEIVABLES                                   --                (38,536)               --                 191,212,078
LESS: TOTAL RESERVES                                      --                     --                --                 (16,109,676)
TOTAL NET RECEIVABLE                                      --                (38,536)               --                 175,102,402
NET INVENTORY                                             --                    700                --                   2,200,700
PREPAID EXPENSES                                          --                625,328                --                  44,398,890
TOTAL DEPOSITS                                            --                 37,132                --                   1,727,618
DIP TOTAL DEPOSITS                                        --                     --                --                   6,805,089
TOTAL DEPOSITS                                            --                 37,132                --                   8,532,707
OTHER CURRENT ASSETS                                      --                     --                --                     344,610
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                  --                662,460                --                  53,276,207
TOTAL REVENUE EARNING VEHICLES - GROSS                    --                     --                --                  31,948,377
TOTAL REVENUE EARNING VEHICLES - ACCUM D                  --                     --                --                  (6,705,071)
TOTAL REVENUE EARNING VEHICLES - NET                      --                     --                --                  25,243,306
TOTAL CURRENT ASSETS                                      --                604,133                --                 506,007,525
GROSS PROPERTY PLANT & EQUIPMENT                          --              1,523,212                --                 708,621,426
TOTAL ACCUMULATED DEPRECIATION                            --               (968,508)               --                (309,095,739)
PROPERTY PLANT & EQUIP, NET                               --                554,704                --                 399,525,687
TOTAL INVESTMENTS IN SUBS                                  1                     --              (331)              3,647,321,415
GOODWILL - GROSS                                          --                     --                --                 (13,464,877)
GOODWILL - ACCUM AMORT                                    --                     --                --                   5,391,691
GOODWILL,  NET                                            --                     --                --                  (8,073,186)
TOTAL INTANGIBLE ASSETS                                   --                     --                --                  41,477,845
TOTAL ACCUM AMORTIZATION - INTANGIBLES                    --                     --                --                 (31,921,084)
INTANGIBLE ASSETS, NET                                    --                     --                --                   9,556,761
TOTAL STAND ALONE CAPS                                    --                     --                --                          --
TOTAL CAPS/COLLAR                                         --                     --                --                          --
INTEREST RATE HEDGES AT FMV                               --                     --                --                          --
OTHER NON-CURRENT ASSETS                                  --                     --                --                          --
TOTAL ASSETS                                               1              1,158,837              (331)              4,554,338,202

SHORT TERM DEBT                                           --                     --                --                          --
CURRENT PORTION L/T DEBT                                  --                     --                --                 264,755,906
REVENUE EARNING VEHICLE DEBT - CURRENT                    --                     --                --                          --
TOTAL ACCOUNTS PAYABLE                                    --                     --                --                  94,730,951
DIP TOTAL ACCOUNTS PAYABLE                                --                     --                --                  46,111,381
TOTAL ACCOUNTS PAYABLE                                    --                     --                --                 140,842,332
TOTAL ACCR PAYROLL & BENEFITS                             --                 80,600                --                  30,571,685
ACCRUED INTEREST                                          --                     --                --                  18,257,642
ACCRUED REAL ESTATE TAXES                                 --                 54,545                --                   6,348,381
ACCRUED PERSONAL PROPERTY TAXES                           --                     --                --                     286,829
ACCRUED AUDIT & TAX FEES                                  --                     --                --                     477,069
ACCRUED CONSULTING FEES                                   --                     --                --                          --
ACCRUED  OTHER PROFESSIONAL FEES                          --                     --                --                     983,468
ACCRUED ADVERTISING FUND                                  --                     --                --                   6,911,178
ACCRUED BUSINESS TAXES & LICENSES                         --                     --                --                          --
ACCRUED ROYALTIES                                         --                     --                --                          --
IAG AL/GL                                                 --                     --                --                  58,904,273
SALES TAX PAYABLE                                         --                156,286                --                  10,150,966
USE TAXES PAYABLE                                         --                     --                --                      45,412
SALES TAX - VEHICLE SALES                                 --                     --                --                          --
VAT OUTPUT                                                --                     --                --                          --
VAT INPUT                                                 --                     --                --                          --

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                      POST RETIREMENT
COMBINING BALANCE SHEET                                      LIABILITY MGMT,     RENTAL LIABILITY          REPUBLIC
31 JAN 02                                                        INC.                 MGMT, INC.         FIDUCIARY INC.
PROVINCIAL SALES TAX                                              --                       --                  --
STATE SURCHARGES                                                  --                       --                  --
COUNTY SURCHARGES                                                 --                       --                  --
CITY SURCHARGES                                                   --                       --                  --
MOTOR VEHICLE RENTAL TAX                                          --                       --                  --
STATE/LOCAL TAX - FUEL                                            --                       --                  --
INTANGIBLE TAXES PAYABLE                                          --                       --                  --
MISC. NON INCOME TAX ACCRUALS                                     --                       --                  --
ACCRUED GENERAL LIABILITY INSURANCE                               --                       --                  --
GROUP INSURANCE/MEDICAL                                           --                       --                  --
MEDICAL CLAIMS PRIOR TO 1/1/00                                    --                       --                  --
WORKERS' COMP                                                  8,802                6,452,982                  --
SELF INSURANCE RESERVES CURRENT PORTION                           --               42,567,993                  --
OTHER CURRENT LIABILITIES                                         --                       --                  --
ACCRUED FLEET RESERVES                                            --                       --                  --
TOTAL CUSTOMER DEPOSITS                                           --                       --                  --
TOTAL DEFERRED REVENUE - CURRENT                                  --                       --                  --
EST. VEHICLE RENTAL LIABILITY CLAIMS                              --                       --                  --
ESTIMATED DEBT - VEHICLE RENTAL                                   --                       --                  --
ACCRUED LEGAL FEES                                                --                       --                  --
ACCRUED ENVIRONMENTAL RESERVE                                     --                       --                  --
ACCRUED INCOME TAXES                                              --                       --                  --
ACCRUED FLEET TRANSPORTATION                                      --                       --                  --
ACCRUED FUEL COSTS                                                --                       --                  --
OTHER ACCRUED INSURANCE                                           --                       --                  --
ACCRUED RENT                                                      --                       --                  --
ACCRUED AIRPORT CONCESSIONS                                       --                       --                  --
ACCRUED AIRPORT SETTLEMENTS                                       --                       --                  --
ACCRUED TELEPHONE/COMMUNICATIONS                                  --                       --                  --
ACCRUED UTILITIES                                                 --                       --                  --
ACCRUED OFFICE SUPPORT                                            --                       --                  --
ACCRUED FACILITIES MAINTENANCE                                    --                       --                  --
ACCRUED EQUIPMENT LEASE EXPENSE                                   --                       --                  --
ACCRUED CORPORATE TRAVEL                                          --                       --                  --
CITY CLOSURE RESERVE                                              --                       --                  --
ACCRUED MERGER COSTS                                              --                       --                  --
UNREALIZED FOREIGN EXCHANGE                                       --                       --                  --
CONTINGENCY RESERVE                                               --                       --                  --
OTHER ACCRUED EXPENSES                                            --                       --                  --
OTHER ACCRUED LIABILITIES                                         --                       --                  --
DIP TOTAL ACCRUED LIABILITIES                                    241                      712                  --
TOTAL CURRENT LIABILITIES                                  1,271,691               49,071,799                  --
24000 - TRANSFERS TO/FROM LONG TERM                               --                       --                  --
TOTAL LONG TERM REV FINANCING                                     --                       --                  --
POST RETIREMENT LIABILITY                                 12,422,675                       --                  --
SELF INSURANCE RESERVES LONG TERM                                 --               22,391,356                  --
DEFERRED REVENUE - PEROT                                          --                       --                  --
DEFERRED GAIN SALE/LEASEBACK                                      --                       --                  --
OTHER L/T LIABILITIES                                             --                       --                  --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                          --                       --                  --
DEFERRED TAXES FOR FMV HEDGES                                     --                       --                  --
INTEREST RATE HEDGES AT FMV (LIAB)                                --                       --                  --
TOTAL L/T LIABILITIES                                     12,422,675               22,391,356                  --
MINORITY INTEREST                                            407,000                1,535,000                  --
TOTAL INTERCOMPANY                                       (23,926,792)            (240,579,072)                 --
OUT OF BALANCE                                                     2                        1                  --
TOTAL LIABILITIES                                         (9,825,424)            (167,580,916)                 --

COMMON STOCK                                                      --                       --                  --
ADDITIONAL PAID IN CAPITAL                                        --                       --                  --
CONTRIBUTED CAPITAL                                          416,172               94,168,395              27,505
WARRANTS ISSUED                                                   --                       --                  --
DIVIDENDS DECLARED/DISTRIBUTIONS                                  --                       --                  --
TRANSLATION ADJUSTMENT                                            --                       --                  --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                             --                       --                  --
NET DEFERRED GAIN/(LOSS)                                          --                       --                  --
TOTAL STAND ALONE CAPS                                            --                       --                  --
TOTAL COLLARS                                                     --                       --                  --
RETAINED EARNINGS                                          9,410,214               76,359,448               4,609
NET WORTH                                                  9,826,386              170,527,843              32,114
TOTAL LIAB/NET WORTH                                             962                2,946,927              32,114



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED                   REPUBLIC GUY                                                    SRAC-
COMBINING BALANCE SHEET                                 SALMON PARTNER     ANC FINANCIAL       SPIRIT RENT-A-CAR       MANAGEMENT
31 JAN 02                                                     INC.            GP CORP                INC.                  LP
PROVINCIAL SALES TAX                                           --                 --                     --                   --
STATE SURCHARGES                                               --                 --                     --                   --
COUNTY SURCHARGES                                              --                 --                     --                   --
CITY SURCHARGES                                                --                 --                     --                   --
MOTOR VEHICLE RENTAL TAX                                       --                 --                     --                   --
STATE/LOCAL TAX - FUEL                                         --                 --                     --                   --
INTANGIBLE TAXES PAYABLE                                       --                 --                     --                   --
MISC. NON INCOME TAX ACCRUALS                                  --                 --                     --                   --
ACCRUED GENERAL LIABILITY INSURANCE                            --                 --                     --                   --
GROUP INSURANCE/MEDICAL                                        --                 --                     --                   --
MEDICAL CLAIMS PRIOR TO 1/1/00                                 --                 --                     --                   --
WORKERS' COMP                                                  --                 --                     --                   --
SELF INSURANCE RESERVES CURRENT PORTION                        --                 --             10,757,590                   --
OTHER CURRENT LIABILITIES                                      --                 --                     --                   --
ACCRUED FLEET RESERVES                                         --                 --             22,979,394                   --
TOTAL CUSTOMER DEPOSITS                                        --                 --                     --                   --
TOTAL DEFERRED REVENUE - CURRENT                               --                 --                     --                   --
EST. VEHICLE RENTAL LIABILITY CLAIMS                           --                 --                     --                   --
ESTIMATED DEBT - VEHICLE RENTAL                                --                 --                     --                   --
ACCRUED LEGAL FEES                                             --                 --                     --                   --
ACCRUED ENVIRONMENTAL RESERVE                                  --                 --                     --                   --
ACCRUED INCOME TAXES                                           --                 --                     --                   --
ACCRUED FLEET TRANSPORTATION                                   --                 --                     --                   --
ACCRUED FUEL COSTS                                             --                 --                     --                   --
OTHER ACCRUED INSURANCE                                        --                 --                     --                   --
ACCRUED RENT                                                   --                 --                  1,534                   --
ACCRUED AIRPORT CONCESSIONS                                    --                 --                     --                   --
ACCRUED AIRPORT SETTLEMENTS                                    --                 --                     --                   --
ACCRUED TELEPHONE/COMMUNICATIONS                               --                 --                     --                   --
ACCRUED UTILITIES                                              --                 --                     --                   --
ACCRUED OFFICE SUPPORT                                         --                 --                     --                   --
ACCRUED FACILITIES MAINTENANCE                                 --                 --                     --                   --
ACCRUED EQUIPMENT LEASE EXPENSE                                --                 --                     --                   --
ACCRUED CORPORATE TRAVEL                                       --                 --                     --                   --
CITY CLOSURE RESERVE                                           --                 --                     --                   --
ACCRUED MERGER COSTS                                           --                 --                     --                   --
UNREALIZED FOREIGN EXCHANGE                                    --                 --                     --                   --
CONTINGENCY RESERVE                                            --                 --                     --                   --
OTHER ACCRUED EXPENSES                                         --                 --                 42,362                   --
OTHER ACCRUED LIABILITIES                                      --                 --                  6,776                   --
DIP TOTAL ACCRUED LIABILITIES                                  --                 --                 35,443                   --
TOTAL CURRENT LIABILITIES                               2,332,637                 --             54,787,220                   --
24000 - TRANSFERS TO/FROM LONG TERM                            --                 --                     --                   --
TOTAL LONG TERM REV FINANCING                                  --                 --                     --                   --
POST RETIREMENT LIABILITY                                      --                 --                     --                   --
SELF INSURANCE RESERVES LONG TERM                              --                 --                     --                   --
DEFERRED REVENUE - PEROT                                       --                 --                     --                   --
DEFERRED GAIN SALE/LEASEBACK                                   --                 --                     --                   --
OTHER L/T LIABILITIES                                          --                 --                     --                   --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                       --                 --                     --                   --
DEFERRED TAXES FOR FMV HEDGES                                  --                 --                     --                   --
INTEREST RATE HEDGES AT FMV (LIAB)                             --                 --                     --                   --
TOTAL L/T LIABILITIES                                          --                 --                     --                   --
MINORITY INTEREST                                              --                 --                     --                   --
TOTAL INTERCOMPANY                                    (86,495,399)              (950)          (125,855,452)          (5,061,620)
OUT OF BALANCE                                                  1                  1                     --                   --
TOTAL LIABILITIES                                     (84,162,761)              (949)           (71,068,232)          (5,061,620)

COMMON STOCK                                                   --              1,000                     --                  999
ADDITIONAL PAID IN CAPITAL                                     --                 --                288,210                   --
CONTRIBUTED CAPITAL                                   357,815,993            614,290            345,945,410                    1
WARRANTS ISSUED                                                --                 --                     --                   --
DIVIDENDS DECLARED/DISTRIBUTIONS                               --           (391,526)                    --                   --
TRANSLATION ADJUSTMENT                                 (1,273,642)                --                     --                   --
UNREAL.G/(L) ON AVAIL SALE SECURITIES                          --                 --                     --                   --
NET DEFERRED GAIN/(LOSS)                                       --                 --                     --                   --
TOTAL STAND ALONE CAPS                                         --                 --                     --                   --
TOTAL COLLARS                                                  --                 --                     --                   --
RETAINED EARNINGS                                     (50,602,558)               (50)           (97,922,241)           2,791,329
NET WORTH                                             305,939,793            223,714            248,311,379            2,792,329
TOTAL LIAB/NET WORTH                                  221,777,032            222,765            177,243,147           (2,269,291)



ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
COMBINING BALANCE SHEET                                               NCR LICENSING
31 JAN 02                                           SRAC-GP, INC.       HAWAII JV              SRAC-TM, INC.            TOTAL
PROVINCIAL SALES TAX                                     --                    --                    --                       --
STATE SURCHARGES                                         --               316,590                    --                9,925,977
COUNTY SURCHARGES                                        --                    --                    --                  198,223
CITY SURCHARGES                                          --                    --                    --                  298,825
MOTOR VEHICLE RENTAL TAX                                 --                    --                    --                2,573,464
STATE/LOCAL TAX - FUEL                                   --                    --                    --                  139,619
INTANGIBLE TAXES PAYABLE                                 --                    --                    --                      (10)
MISC. NON INCOME TAX ACCRUALS                            --                    --                    --                       --
ACCRUED GENERAL LIABILITY INSURANCE                      --                    --                    --                  414,008
GROUP INSURANCE/MEDICAL                                  --                    --                    --               11,365,685
MEDICAL CLAIMS PRIOR TO 1/1/00                           --                    --                    --                       --
WORKERS' COMP                                            --               114,957                    --               20,480,460
SELF INSURANCE RESERVES CURRENT PORTION                  --                    --                    --               69,521,772
OTHER CURRENT LIABILITIES                                --                    --                    --                       --
ACCRUED FLEET RESERVES                                   --                    --                    --               23,794,535
TOTAL CUSTOMER DEPOSITS                                  --               (21,856)                   --                6,215,387
TOTAL DEFERRED REVENUE - CURRENT                         --                    --                    --                5,208,668
EST. VEHICLE RENTAL LIABILITY CLAIMS                     --                    --                    --                3,800,000
ESTIMATED DEBT - VEHICLE RENTAL                          --                    --                    --                       --
ACCRUED LEGAL FEES                                       --                    --                    --                5,692,054
ACCRUED ENVIRONMENTAL RESERVE                            --                    --                    --                2,626,458
ACCRUED INCOME TAXES                                     --                    --                    --                  (63,484)
ACCRUED FLEET TRANSPORTATION                             --                    --                    --                       --
ACCRUED FUEL COSTS                                       --                    --                    --                       --
OTHER ACCRUED INSURANCE                                  --                    --                    --                       --
ACCRUED RENT                                             --                    --                    --               22,291,967
ACCRUED AIRPORT CONCESSIONS                              --               (97,304)                   --                3,645,594
ACCRUED AIRPORT SETTLEMENTS                              --                    --                    --                       --
ACCRUED TELEPHONE/COMMUNICATIONS                         --                    --                    --                       --
ACCRUED UTILITIES                                        --                    --                    --                       --
ACCRUED OFFICE SUPPORT                                   --                    --                    --                       --
ACCRUED FACILITIES MAINTENANCE                           --                    --                    --                       --
ACCRUED EQUIPMENT LEASE EXPENSE                          --                    --                    --                2,333,199
ACCRUED CORPORATE TRAVEL                                 --                    --                    --                       --
CITY CLOSURE RESERVE                                     --                    --                    --                2,158,856
ACCRUED MERGER COSTS                                     --                    --                    --                  716,814
UNREALIZED FOREIGN EXCHANGE                              --                    --                    --                       --
CONTINGENCY RESERVE                                      --                    --                    --                       --
OTHER ACCRUED EXPENSES                                   --                    --                    --                   42,362
OTHER ACCRUED LIABILITIES                                --                    --                    --               45,623,449
DIP TOTAL ACCRUED LIABILITIES                            --                10,410                    --               54,931,785
TOTAL CURRENT LIABILITIES                                --               614,228                    --              832,470,808
24000 - TRANSFERS TO/FROM LONG TERM                      --                    --                    --                       --
TOTAL LONG TERM REV FINANCING                            --                    --                    --                       --
POST RETIREMENT LIABILITY                                --                    --                    --               12,422,675
SELF INSURANCE RESERVES LONG TERM                        --                    --                    --               91,755,339
DEFERRED REVENUE - PEROT                                 --                    --                    --               19,451,130
DEFERRED GAIN SALE/LEASEBACK                             --                    --                    --               32,697,427
OTHER L/T LIABILITIES                                    --                    --                    --                       --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                 --                    --                    --              253,710,734
DEFERRED TAXES FOR FMV HEDGES                            --                    --                    --                       --
INTEREST RATE HEDGES AT FMV (LIAB)                       --                    --                    --               82,260,000
TOTAL L/T LIABILITIES                                    --                    --                    --              492,297,305
MINORITY INTEREST                                        --                    --                    --                1,942,000
TOTAL INTERCOMPANY                                   (1,230)          (10,009,008)          (18,234,337)             731,888,644
OUT OF BALANCE                                           --                     1                    (1)                      (2)
TOTAL LIABILITIES                                    (1,230)           (9,394,779)          (18,234,338)           2,058,598,755

COMMON STOCK                                             --                    --                  (999)                   6,233
ADDITIONAL PAID IN CAPITAL                               --                    --                    --              113,322,896
CONTRIBUTED CAPITAL                                   1,000                    --                (1,334)           3,358,893,453
WARRANTS ISSUED                                          --                    --                    --               11,730,481
DIVIDENDS DECLARED/DISTRIBUTIONS                         --                    --                    --              (20,280,672)
TRANSLATION ADJUSTMENT                                   --                     7                    --               (6,784,733)
UNREAL.G/(L) ON AVAIL SALE SECURITIES                    --                    --                    --                       --
NET DEFERRED GAIN/(LOSS)                                 --                    --                    --               (2,226,843)
TOTAL STAND ALONE CAPS                                   --                    --                    --                 (910,572)
TOTAL COLLARS                                            --                    --                    --              (75,591,474)
RETAINED EARNINGS                                       231            10,553,609            18,236,340             (882,419,322)
NET WORTH                                             1,231            10,553,616            18,234,007            2,495,739,447
TOTAL LIAB/NET WORTH                                      1             1,158,837                  (331)           4,554,338,202

                          JANUARY 2002 TAX LIABILITIES

LEGAL ENTITY                            PAYEE                                                 TAX TYPE
Alamo Rent A Car LLC                    State of Alabama                                      Rental Tax
Alamo Rent A Car LLC                    Arizona Dept of Revenue                               Motor Vehicle Surcharge
Alamo Rent A Car LLC                    Arizona Dept of Revenue                               Rental/Use/Surcharge Tax
Alamo Rent A Car LLC                    Arkansas Dept Finance and Administration              Sales/Use/Rental Tax
Alamo Rent A Car LLC                    California State Board of Equalization                Sales & Use Tax
Alamo Rent A Car LLC                    California State Board of Equalization                Underground Storage Tank Fee
Alamo Rent A Car LLC                    Colorado Dept of Revenue                              Sales/Use/RTD Tax
Alamo Rent A Car LLC                    Commonwealth of Massachusetts                         Surcharge
Alamo Rent A Car LLC                    Connecticut Commission of Revenue Svcs                Tourism Account Surcharge
Alamo Rent A Car LLC                    Connecticut Commission of Revenue Svcs                Sales & Use Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Solid Waste/Surcharge
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Sales/Use Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Communication Services Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Communication Services Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Communication Services Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Communication Services Tax
Alamo Rent A Car LLC                    Florida Dept of Revenue                               Solid Waste/Surcharge
Alamo Rent A Car LLC                    Georgia Dept of Revenue                               Sales & Use Tax
Alamo Rent A Car LLC                    Hawaii Dept of Taxation                               General Excise Tax
Alamo Rent A Car LLC                    Hawaii Dept of Taxation                               Rental Motor Vehicle Surcharge Tax
Alamo Rent A Car LLC                    Illinois Dept of Revenue                              Auto Renting Occupation/Use Tax
Alamo Rent A Car LLC                    Illinois Dept of Revenue                              Sales & Use Tax
Alamo Rent A Car LLC                    Indiana Dept of Revenue                               Sales & Use Tax
Alamo Rent A Car LLC                    Indiana Dept of Revenue                               Motor Vehicle Rental Tax
Alamo Rent A Car LLC                    Kentucky State Treasurer                              U-Drive It Permit
Alamo Rent A Car LLC                    Louisiana Dept of Rev & Taxation                      Sales/Use Tax
Alamo Rent A Car LLC                    Louisiana Dept of Rev & Taxation                      Motor Veh Excise Tax
Alamo Rent A Car LLC                    Maine State Treasurer                                 Sales/Use Tax
Alamo Rent A Car LLC                    Maryland Comptroller                                  Rental & Use Tax
Alamo Rent A Car LLC                    Massachusetts Dept of Revenue                         Sales/Use Tax
Alamo Rent A Car LLC                    Michigan Dept of Treasury                             Sales/Use/Fuel Prepayment
Alamo Rent A Car LLC                    Minnesota Dept of Revenue                             Sales/Use & Surcharge
Alamo Rent A Car LLC                    Missouri Dept of Revenue                              Sales/Use Tax Prepay
Alamo Rent A Car LLC                    Missouri Dept of Revenue                              Sales/Use Tax
Alamo Rent A Car LLC                    Missouri Dept of Revenue                              Use Tax
Alamo Rent A Car LLC                    Nevada Dept of Taxation                               Sales/Use Tax
Alamo Rent A Car LLC                    Nevada Dept of Taxation                               Pass Car Rent Fee
Alamo Rent A Car LLC                    New Jersey Division of Taxation                       Sales Tax
Alamo Rent A Car LLC                    State of New Jersey                                   Fuel Tax
Alamo Rent A Car LLC                    New Mexico Taxation and Revenue Dept.                 Gross Receipts & Rental Surcharge
Alamo Rent A Car LLC                    New York State Promptax - Sales Tax                   Sales/Use/Rental Tax
Alamo Rent A Car LLC                    North Carolina Dept of Revenue                        Motor Veh. Lease & Rental Tax
Alamo Rent A Car LLC                    North Carolina Dept. of Revenue                       Use Tax
Alamo Rent A Car LLC                    Oklahoma Tax Commission                               Rental Tax
Alamo Rent A Car LLC                    Oklahoma Tax Commission                               Sales Tax
Alamo Rent A Car LLC                    Oklahoma Tax Commission                               Tourism Tax
Alamo Rent A Car LLC                    Pennsylvania Dept of Revenue                          Sales/Use Tax
Alamo Rent A Car LLC                    Pennsylvania Dept of Revenue                          PTA
Alamo Rent A Car LLC                    Pennsylvania Dept of Revenue                          Rental Tax
Alamo Rent A Car LLC                    Rhode Island Tax Administration                       Sales/Use Tax
Alamo Rent A Car LLC                    Rhode Island Tax Administration                       Surcharge
Alamo Rent A Car LLC                    Rhode Island Tax Administration                       Surcharge
Alamo Rent A Car LLC                    South Carolina Dept of Revenue                        Sales Tax

LEGAL ENTITY                        TAX ID                            TAX LIABILITY DUE DATE       RETURN FREQUENCY
Alamo Rent A Car LLC                          766805591                    4,212.00 20th               monthly
Alamo Rent A Car LLC                07 604306-A                          412,371.47 15th               annual
Alamo Rent A Car LLC                07 604306-A                          280,345.66 25th               monthly
Alamo Rent A Car LLC                AR 0218865-60-001                     25,256.00 20th               monthly
Alamo Rent A Car LLC                SR Y OHC 97639369                    624,370.00 25th               monthly
Alamo Rent A Car LLC                44-040545                              2,097.10 25th               quarterly
Alamo Rent A Car LLC                14-41131-0000                         85,219.96 20th               monthly
Alamo Rent A Car LLC                         650960514                    34,554.78 20th               quarterly (pymt in April)
Alamo Rent A Car LLC                9675190-000                            7,746.00 30th               monthly
Alamo Rent A Car LLC                9675190-000                           20,008.89 30th               monthly
Alamo Rent A Car LLC                80-03-007886-23-1                  1,254,166.50 20th               monthly
Alamo Rent A Car LLC                80-03-007886-23-1                  1,333,295.72 20th               monthly
Alamo Rent A Car LLC                0001082821                             8,333.33 20th               monthly for Dec
Alamo Rent A Car LLC                0001082821                             8,333.33 20th               monthly for Nov
Alamo Rent A Car LLC                0001082821                             8,333.33 20th               monthly for Oct
Alamo Rent A Car LLC                0001082821                             8,333.33 20th               monthly
Alamo Rent A Car LLC                80-03-007886-23-1                    280,333.94 20th               annual
Alamo Rent A Car LLC                200035868                            101,052.98 20th               monthly
Alamo Rent A Car LLC                10630716                             334,664.99 30th               monthly
Alamo Rent A Car LLC                10630716                             660,285.00 30th               monthly
Alamo Rent A Car LLC                3078-0616                            106,758.44 20th               monthly
Alamo Rent A Car LLC                3078-0616                                118.14 20th               monthly
Alamo Rent A Car LLC                0105499072-001                        10,543.57 20th               monthly
Alamo Rent A Car LLC                0105499072-001                        12,623.04 30th               monthly
Alamo Rent A Car LLC                UD0798                                 6,750.03 30th               monthly
Alamo Rent A Car LLC                2185767-001                           24,350.89 20th               monthly
Alamo Rent A Car LLC                2185767-001                           18,262.00 20th               monthly
Alamo Rent A Car LLC                            1048504                    7,281.44 15th               monthly
Alamo Rent A Car LLC                09584178                              94,106.11 20th               monthly
Alamo Rent A Car LLC                650-960-514*7*                        41,996.51 20th               monthly
Alamo Rent A Car LLC                ME-0144596                           (42,588.87)15th               monthly
Alamo Rent A Car LLC                            4609534                   52,201.00 20th               monthly
Alamo Rent A Car LLC                           17217806                   86,920.00 weekly             monthly
Alamo Rent A Car LLC                           17217806                  (33,277.26)20th               monthly
Alamo Rent A Car LLC                           17217806                        5.67 30th               quarterly (pymt in April)
Alamo Rent A Car LLC                080918649                             22,074.33 30th               monthly
Alamo Rent A Car LLC                                                   1,072,775.73             31-Jan annual
Alamo Rent A Car LLC                650-960-514/000                       63,195.72 20th               monthly
Alamo Rent A Car LLC                650-960-514/000                          223.83 20th               monthly
Alamo Rent A Car LLC                02-420531-00-1                        70,972.16 23rd               monthly
Alamo Rent A Car LLC                65-0960514                             9,685.09 27th               monthly
Alamo Rent A Car LLC                600248644                             63,607.30 20th               monthly
Alamo Rent A Car LLC                600248644                                 11.81 15th               quarterly
Alamo Rent A Car LLC                             175735                    8,843.00 15th               monthly
Alamo Rent A Car LLC                             175735                   12,442.35 15th               monthly
Alamo Rent A Car LLC                             175735                      147.38 15th               monthly
Alamo Rent A Car LLC                           81416211                   77,166.95 20th               monthly
Alamo Rent A Car LLC                             954718                   48,708.00 20th               quarterly (pymt in April)
Alamo Rent A Car LLC                0053958                               20,687.77 20th               quarterly
Alamo Rent A Car LLC                          650960514                   19,700.55 20th               monthly
Alamo Rent A Car LLC                65-0960514                             7,914.85 15th               quarterly (pymt in April)
Alamo Rent A Car LLC                                                     115,385.91             15-Feb annual
Alamo Rent A Car LLC                01065722-9 + 02648574-0               13,584.63 20th               monthly

LEGAL ENTITY                          PAYEE                                         TAX TYPE
Alamo Rent A Car LLC                  Tennessee Dept of Revenue                     Motor Vehicle Rental Surcharge
Alamo Rent A Car LLC                  Tennessee Dept of Revenue                     Sales & Use Tax
Alamo Rent A Car LLC                  Texas State Comptroller                       Sales & Use Tax
Alamo Rent A Car LLC                  Texas State Comptroller                       Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  Texas State Comptroller                       Bexar Co. Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  Texas State Comptroller                       Euless Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  Texas State Comptroller                       Harris Co. Sports Venue District Tax
Alamo Rent A Car LLC                  Treasurer State of Ohio                       Sales Tax
Alamo Rent A Car LLC                  Treasurer State of Ohio                       Use Tax
Alamo Rent A Car LLC                  Triangle Transportation Authority, NC         Vehicle Rental Tax
Alamo Rent A Car LLC                  Utah State Tax Commission                     Sales/Use/Rental Tax & Tire Recycle Fee
Alamo Rent A Car LLC                  Virginia Dept of Motor Vehicles               Rental Tax
Alamo Rent A Car LLC                  Virginia Dept of Taxation                     Use Tax
Alamo Rent A Car LLC                  Washington Dept of Revenue                    Sales/Use/Rental/B&O Tax
Alamo Rent A Car LLC                  Wisconsin Dept of Revenue                     Sales/Use/Stadium Tax
Alamo Rent A Car LLC                  Wisconsin Dept of Revenue                     Rental Vehicle Fee
Alamo Rent A Car LLC                  Wisconsin Dept of Revenue                     Local Exposition Tax
Alamo Rent A Car LLC                  State of Wyoming Dept of Rev                  Sales/Use Tax
TOTAL ALAMO RENT A
 CAR LLC BY STATE

BY LOCAL JURISDICTION
Alamo Rent A Car LLC                  Chicago Dept of Revenue                       Transaction Tax
Alamo Rent A Car LLC                  Chicago Dept of Revenue                       Motor Vehicle Lessor Tax
Alamo Rent A Car LLC                  City & County of Denver                       Sales/Use Tax
Alamo Rent A Car LLC                  City of Austin, TX                            Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  City of Birmingham                            Lease Tax
Alamo Rent A Car LLC                  City of Boston                                Surcharge
Alamo Rent A Car LLC                  City of Cleveland                             Vehicle Leasing Tax
Alamo Rent A Car LLC                  City of College Park, GA                      Car Rental Tax
Alamo Rent A Car LLC                  City of Colorado Springs                      Sales/Rental Tax
Alamo Rent A Car LLC                  City of Dallas                                Short Term Motor Vehicle Tax
Alamo Rent A Car LLC                  City of Newark                                ParkNFly
Alamo Rent A Car LLC                  City of Philadelphia                          Vehicle Rental Tax
Alamo Rent A Car LLC                  City of Phoenix, AZ                           Sales & Use Tax
Alamo Rent A Car LLC                  City of Savannah, GA                          Auto Rental Tax
Alamo Rent A Car LLC                  Denver County Clerk                           Rental Tax
Alamo Rent A Car LLC                  El Paso County Clerk                          Rental Tax
Alamo Rent A Car LLC                  Guilford County Tax Dept., NC                 Rental Veh. Gross Receipts
Alamo Rent A Car LLC                  Horry County Treasurer's Office               Hospitality Fee
Alamo Rent A Car LLC                  Jefferson Parish, LA                          Sales/Use Tax
Alamo Rent A Car LLC                  Mecklenburg County, NC                        Rental Veh. Gross Receipts
Alamo Rent A Car LLC                  Multnomah County, OR                          Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  Municipality of Anchorage                     Rental Tax
Alamo Rent A Car LLC                  Pitkin County Clerk                           Rental Tax
Alamo Rent A Car LLC                  Rental Motor Vehicle License Fee-KY           License Fee
Alamo Rent A Car LLC                  Shelby County Clerk, TN                       Motor Vehicle Rental Tax
Alamo Rent A Car LLC                  Triangle Transportation Authority, NC         Vehicle Rental Tax
Alamo Rent A Car LLC                  Village of Franklin Park, IL                  Motor Vehicle Leasing Tax
Alamo Rent A Car LLC                  Wake County Revenue Dept., NC                 Rental Veh. Gross Receipts
Alamo Rent A Car LLC                  Wayne County Treasurer, MI                    Excise Tax
TOTAL ALAMO RENT A CAR LLC
  BY LOCAL JURISDICTION

LEGAL ENTITY                  TAX ID                                     TAX LIABILITY DUE DATE           RETURN FREQUENCY
Alamo Rent A Car LLC          100006486/100006477/ 100006495                 25,358.79 15th               quarterly

Alamo Rent A Car LLC          103014702/103014391/ 103014800                 59,442.00 20th               monthly

Alamo Rent A Car LLC          1-41-1930023-5                                    243.72 20th               quarterly
Alamo Rent A Car LLC          1-41-1930023-5                               (104,896.35)20th               monthly
Alamo Rent A Car LLC          1-41-1930023-5                                 28,462.69 20th               monthly
Alamo Rent A Car LLC          1-41-1930023-5                                 43,038.38 30th               monthly
Alamo Rent A Car LLC          1-41-1930023-5                                 45,291.91 30th               monthly
Alamo Rent A Car LLC          89-035311                                      36,108.29 23rd               monthly
Alamo Rent A Car LLC          97-143925                                           8.82 23rd               quarterly (pymt in April)
Alamo Rent A Car LLC          980002                                          7,110.90 25th               monthly
Alamo Rent A Car LLC          E71171                                        179,393.82 30th               monthly
Alamo Rent A Car LLC          9-803000                                       74,329.32 20th               monthly
Alamo Rent A Car LLC          0019005321                                          6.64 20th               monthly
Alamo Rent A Car LLC          602 000 880                                   208,401.97 25th               monthly
Alamo Rent A Car LLC          0679428                                        10,962.57 30th               monthly
Alamo Rent A Car LLC          0679428                                         4,086.86 30th               quarterly
Alamo Rent A Car LLC          0679428                                         4,905.52 30th               quarterly
Alamo Rent A Car LLC          900049-010                                      6,477.84 30th               monthly
TOTAL ALAMO RENT A
  CAR LLC BY STATE                                                        8,135,226.07

BY LOCAL JURISDICTION
Alamo Rent A Car LLC          65878                                          53,771.30 30th               monthly
Alamo Rent A Car LLC          65878                                           9,435.25 30th               monthly
Alamo Rent A Car LLC          14-41131-0002/4150                             38,034.90 20th               monthly
Alamo Rent A Car LLC          none                                           14,777.54 30th               quarterly
Alamo Rent A Car LLC          178417-LS                                       2,106.00 20th               monthly
Alamo Rent A Car LLC          Alamo Rent A Car LLC                            1,036.64 20th               monthly
Alamo Rent A Car LLC          Alamo Rent A Car LLC                            9,822.00 30th               monthly
Alamo Rent A Car LLC          none                                           45,062.94 20th               monthly
Alamo Rent A Car LLC          054549-00                                       3,723.78 20th               monthly
Alamo Rent A Car LLC          none                                           11,759.60 15th               monthly
Alamo Rent A Car LLC          65-0960514                                      2,541.31 20th               quarterly (pymt in April)
Alamo Rent A Car LLC                       7405418                           15,564.43 15th               monthly
Alamo Rent A Car LLC          99012050S                                      96,273.73 20th               monthly
Alamo Rent A Car LLC          none                                            5,211.81 20th               monthly
Alamo Rent A Car LLC                     110023196                          137,928.52 20th               monthly
Alamo Rent A Car LLC          14-41131-0001/4149                              2,283.80 20th               monthly
Alamo Rent A Car LLC          1155-3                                          5,509.04 15th               monthly
Alamo Rent A Car LLC                          6446                            1,381.27 20th               monthly
Alamo Rent A Car LLC          23-001111                                      28,917.10 20th               monthly
Alamo Rent A Car LLC          6818                                           10,783.74 15th               monthly
Alamo Rent A Car LLC          65-0960514                                     33,129.49 30th               quarterly
Alamo Rent A Car LLC                                                         12,202.77 30th               quarterly (pymt in April)
Alamo Rent A Car LLC          14-41131-0003/4151                              3,842.16 20th               monthly
Alamo Rent A Car LLC                          1120                            3,082.77 20th               quarterly (pymt in April)
Alamo Rent A Car LLC          010065763                                       6,054.54 20th               monthly
Alamo Rent A Car LLC          980002                                         10,261.11 10th               monthly
Alamo Rent A Car LLC          none                                            2,268.60 25th               monthly
Alamo Rent A Car LLC          none                                            5,118.92 15th               monthly
Alamo Rent A Car LLC          65-0960514                                     12,026.37 15th               monthly
TOTAL ALAMO RENT A CAR LLC
  BY LOCAL JURISDICTION                                                     583,911.43

LEGAL ENTITY                                        PAYEE                                     TAX TYPE
BY STATE
National Car Rental Hawaii                          State Tax Collector-Hawaii                Surcharge
National Car Rental Hawaii                          State Tax Collector-Hawaii                Surcharge-3.00
TOTAL NATIONAL CAR RENTAL HAWAII BY STATE

BY STATE
National Car Rental Systems, Inc                    State of Alabama                          Rental Tax
National Car Rental Systems, Inc                    State Board of Equalization               Sales/Use Tax payment
National Car Rental Systems, Inc                    State Board of Equalization               Underground Tank
National Car Rental Systems, Inc                    Treasurer State of Connecticut            Rental Tax
National Car Rental Systems, Inc                    Treasurer State of Connecticut            Sales/Use Tax
National Car Rental System, Inc.                    Delaware Division of Revenue              Gross Receipts
National Car Rental System, Inc.                    District of Columbia, DC                  Sales & Use Tax
National Car Rental System, Inc.                    FL Dept. of Revenue                       Sales & Use Tax
National Car Rental System, Inc.                    FL Dept. of Revenue                       Solid Waste and Surcharge Return
National Car Rental System, Inc.                    FL Dept. of Revenue                       Surcharge Surplus
National Car Rental Systems, Inc                    Georgia DOR                               Sales/Use Tax
National Car Rental Systems, Inc                    Illinois DOR                              Rental Tax
National Car Rental Systems, Inc                    Illinois DOR                              Sales Tax
National Car Rental Systems, Inc                    Kentucky State Treasurer                  U-Drive-It
National Car Rental System, Inc.                    Louisiana Dept. of Revenue                Sales Tax
National Car Rental System, Inc.                    Louisiana Dept. of Revenue                Automobile Rental Excise Tax
National Car Rental System, Inc.                    Louisiana Dept. of Revenue                Automobile Rental Excise Tax
National Car Rental System, Inc.                    Louisiana Dept. of Revenue                Automobile Rental Excise Tax
National Car Rental System, Inc.                    Maine State Treasurer                     Sales & Use Tax
National Car Rental Systems, Inc                    State of Maryland                         Sales Tax
National Car Rental System, Inc.                    Massachusetts Dept. of Revenue            Sales & Use Tax
National Car Rental System, Inc.                    Massachusetts Dept. of Revenue            Surcharge for Vehicles Rented
                                                                                                in Boston
National Car Rental System, Inc.                    Michigan Dept. of Treasury                Sales/Use/Fuel Prepay
National Car Rental System, Inc.                    Michigan Dept. of Treasury                Sales/Use Prepay
National Car Rental System, Inc.                    Minnesota Dept. of Revenue                Sales Tax
National Car Rental System, Inc.                    Mississippi State Tax Commission          Sales Tax
National Car Rental System, Inc.                    Mississippi State Tax Commission          Sales Tax
National Car Rental System, Inc.                    Mississippi State Tax Commission          Motor Vehicle Rental Tax
National Car Rental System, Inc.                    Mississippi State Tax Commission          Motor Vehicle Rental Tax
National Car Rental Systems, Inc                    Missouri Dept of Revenue                  Sales/Use Tax
National Car Rental Systems, Inc                    Missouri Dept of Revenue                  Sales/Use Tax Prepay
National Car Rental System, Inc.                    Nebraska Dept. of Revenue                 Sales & Use Tax
National Car Rental System Inc                      Nevada Dept of Taxation                   Sales & Use Tax
National Car Rental System Inc                      Nevada Dept of Taxation                   Government Service Access Fee
National Car Rental Systems, Inc                    New Hampshire                             Meals & Rental Tax
National Car Rental System, Inc.                    State of New Jersey                       Sales & Use Tax
National Car Rental System, Inc.                    New Mexico Taxation and Revenue Dept.     Gross Receipts & Rental Surcharge
National Car Rental Systems, Inc                    NY Dept of Taxation                       Settlement/Prompt Tax
National Car Rental Systems, Inc                    North Carolina DOR                        Rental Tax
National Car Rental Systems, Inc                    Triangle Transit Authority NC             Rental Tax
National Car Rental Systems, Inc                    Triangle Transit Authority NC             Rental Tax
National Car Rental System, Inc.                    State of Ohio; Treasurer of State         Sales Tax
National Car Rental System, Inc.                    Oklahoma Tax Commission                   Sales Tax
National Car Rental System, Inc.                    Oklahoma Tax Commission                   Vehicle Rental Tax
National Car Rental System, Inc.                    Oklahoma Tax Commission                   Tourism Tax
National Car Rental System, Inc.                    PA Dept. of Revenue                       Sales, Use & Hotel Occupancy Tax
National Car Rental System, Inc.                    PA Dept. of Revenue                       Public Transportation Assistance Tax
National Car Rental System, Inc.                    PA Dept. of Revenue                       Vehicle Rental Tax
National Car Rental System, Inc.                    South Carolina Tax Commission             Annual Surcharge Return

National Car Rental System, Inc.                    South Carolina Tax Commission             Sales & Use Tax

LEGAL ENTITY                           TAX ID                                TAX LIABILITY DUE DATE    RETURN FREQUENCY
BY STATE
National Car Rental Hawaii             10467603                                 156,383.91 30th        monthly
National Car Rental Hawaii             10467603                                 316,890.00 30th        monthly
TOTAL NATIONAL CAR RENTAL HAWAII
   BY STATE                                                                     473,273.91

BY STATE
National Car Rental Systems, Inc       7668 04609                                14,316.54 20th        monthly
National Car Rental Systems, Inc       99-731609                                842,241.00 24th        monthly
National Car Rental Systems, Inc                                                    382.09 25th        quarterly
National Car Rental Systems, Inc       8405003000                                20,246.00 30th        monthly
National Car Rental Systems, Inc       8405003000                                46,041.29 30th        monthly
National Car Rental System, Inc.       1-411808000-002                            1,558.00 31st        quarterly(payment in April)
National Car Rental System, Inc.       350000024864                              19,142.85 20th        monthly
National Car Rental System, Inc.       80-21005836238                         1,035,953.41 20th        monthly
National Car Rental System, Inc.       80*03-005836-23-8                        821,620.00 20th        monthly
National Car Rental System, Inc.       80*03-005836-23-8                        141,637.93 20th        Annual
National Car Rental Systems, Inc       200-027941                               201,637.92 20th        monthly
National Car Rental Systems, Inc       2614-5685                                311,855.34 20th        monthly
National Car Rental Systems, Inc       2614-5685                                    867.69 20th        monthly
National Car Rental Systems, Inc       UD1364                                    66,079.05 31st        monthly
National Car Rental System, Inc.       8909343000                                38,266.51 20th        monthly
National Car Rental System, Inc.       8909343-002                               25,767.00 20th        monthly
National Car Rental System, Inc.       8909343-004                                1,792.14 20th        monthly
National Car Rental System, Inc.       8909343-003                                1,141.00 20th        monthly
National Car Rental System, Inc.       R270345 094                               20,426.15 15th        monthly
National Car Rental Systems, Inc       7733417                                  147,452.31 20th        monthly
National Car Rental System, Inc.       411-808-111*04*                           74,332.80 20th        monthly
National Car Rental System, Inc.       411808000                                 68,080.00 22nd        quarterly(payment in April)

National Car Rental System, Inc.       ME-0125009                                40,713.12 15th        monthly
National Car Rental System, Inc.       ME-0125009                                88,371.87 28th        monthly
National Car Rental System, Inc.       2092676                                  180,277.00 20th        monthly
National Car Rental System, Inc.       61-13061-3                                12,924.00 20th        monthly
National Car Rental System, Inc.       24-22179-8                                 8,369.00 20th        monthly
National Car Rental System, Inc.       61-13061-3                                15,857.00 20th        monthly
National Car Rental System, Inc.       24-22179-8                                 9,090.00 20th        monthly
National Car Rental Systems, Inc       15782131                                    (634.38)30th        monthly
National Car Rental Systems, Inc       15782131                                 122,920.00 weekly      monthly
National Car Rental System, Inc.       1 7369263 3                               28,051.52 25th        monthly
National Car Rental System Inc         774141300                                  7,599.52 30th        monthly
National Car Rental System Inc         774141300                                107,800.00 30th        quarterly
National Car Rental Systems, Inc       41824                                     31,403.00 15th        monthly
National Car Rental System, Inc.       411-808-000/000 0 NATI                   143,242.79 20th        monthly
National Car Rental System, Inc.       2287314007                                97,391.22 25th        monthly
National Car Rental Systems, Inc       41-18080000C                             463,283.75 27th        monthly
National Car Rental Systems, Inc       10154448                                 158,882.10 15th        monthly
National Car Rental Systems, Inc       980009                                    26,669.42 25th        monthly
National Car Rental Systems, Inc       980009                                    27,667.41 10th        monthly
National Car Rental System, Inc.       89-034228 0                               76,813.09 25th        monthly
National Car Rental System, Inc.       411808000F                                25,399.43 15th        monthly
National Car Rental System, Inc.       411808000F                                19,692.00 15th        monthly
National Car Rental System, Inc.       411808000F                                   328.21 15th        monthly
National Car Rental System, Inc.       99-673 533                               186,557.13 20th        monthly
National Car Rental System, Inc.       09-188 74                                110,170.51 22nd        quarterly(payment in April)
National Car Rental System, Inc.       99673533                                  52,122.46 22nd        quarterly(payment in April)
National Car Rental System, Inc.       350000024864                              76,515.50 15th        Annual

National Car Rental System, Inc.       18580770002/18580770039/                  38,855.77 20th        monthly
                                       18580770011/1850770048/
                                       18580770020

LEGAL ENTITY                                        PAYEE                                         TAX TYPE
National Car Rental Systems, Inc                    Tennessee DOR                                 Sales Tax


National Car Rental Systems, Inc                    Tennessee DOR                                 Surcharge

National Car Rental Systems, Inc                    Comptroller of Public Accounts-TX             Motor Vehicle Rental
National Car Rental Systems, Inc                    Comptroller of Public Accounts-TX             MVR prepayment
National Car Rental System, Inc.                    Virginia Dept. of Motor Vehicles              Motor Vehicle Rental Tax
National Car Rental Systems, Inc                    State of Washington DOR                       Sales/Use/Rental
TOTAL NATIONAL CAR RENTAL SYSTEMS, INC BY STATE

BY LOCAL JURISDICTION
National Car Rental Systems, Inc                    Augusta-Richmond County, GA                   Motor Vehicle
National Car Rental Systems, Inc                    Boone County KY                               Rental Tax
National Car Rental Systems, Inc                    Chicago DOR (7550)                            Transaction
National Car Rental Systems, Inc                    Chicago DOR (7555)                            Motor Vehicle Lessor
National Car Rental System, Inc.                    City Central Cashier, Omaha, NE               Vehicle Rental Occupation Tax
National Car Rental Systems, Inc                    City of Amarillo Accounting Dept              Rental Tax
National Car Rental Systems, Inc                    City of Austin, TX                            Sports Venue
National Car Rental Systems, Inc                    City of Birmingham                            Rental Tax
National Car Rental System, Inc.                    City of Boston                                Motor Vehicle Lessor Surcharge
National Car Rental System, Inc.                    City of Cambridge                             Motor Vehicle Lessor Surcharge
National Car Rental System, Inc.                    City of Cleveland, OH                         Motor Vehicle Lessor Tax
National Car Rental Systems, Inc                    City of College Park, GA                      Motor Rental Tax
National Car Rental Systems, Inc                    City of Dallas                                Short Term MV Rental
National Car Rental System, Inc.                    City of Duluth, MN                            Sales & Use Tax
National Car Rental Systems, Inc                    City of Huntsville                            Rental Tax
National Car Rental Systems, Inc                    City of Mobile                                Rental Tax
National Car Rental System, Inc.                    City of New Orleans                           Sales Tax
National Car Rental System, Inc.                    City of Northampton                           Motor Vehicle Lessor Surcharge
National Car Rental System, Inc.                    City of Philadelphia, PA                      Vehicle Rental Tax
National Car Rental Systems, Inc                    City of Savannah, GA                          Motor Rental Tax
National Car Rental System, Inc.                    City of Worcestor                             Motor Vehicle Lessor Surcharge
National Car Rental Systems, Inc                    Comptroller of Public Accounts-Euless TX      Motor Vehicle Rental
National Car Rental Systems, Inc                    Comptroller of Public Accounts-Harris Co TX   Stadium
National Car Rental Systems, Inc                    Cumberland County NC Tax Adm                  Rental Tax
National Car Rental Systems, Inc                    Guilford County NC Tax Dept                   Rental Tax
National Car Rental System, Inc.                    Horry County, SC                              Hospitality Fee
National Car Rental System, Inc.                    Jefferson Parish Sheriff's Office             Sales Tax
National Car Rental System, Inc.                    Lafayette Parish School Board                 Sales Tax
National Car Rental Systems, Inc                    Lane Co Finance Operations                    Rental Tax
National Car Rental Systems, Inc                    Mechlenburg Co. NC Tax Dept                   Rental Tax
National Car Rental Systems, Inc                    Mobile County                                 Rental Tax
National Car Rental Systems, Inc                    Multnomah County Treasurer-OR                 Rental Tax
National Car Rental Systems, Inc                    Shelby County Clerk-TN                        Rental Tax
National Car Rental System Inc                      Tahoe Regional Planning Agency                Rental Car Mitigation Fee
National Car Rental Systems, Inc                    Wake County NC DOR                            Rental Tax
National Car Rental System, Inc.                    Wayne County Treasurer, MI                    Excise Tax
TOTAL NATIONAL CAR RENTAL SYSTEM, INC BY LOCAL

COMBINED LIABILITY

LEGAL ENTITY                               TAX ID                               TAX LIABILITY DUE DATE  RETURN FREQUENCY
National Car Rental Systems, Inc           00611492, 101999975, 100611483,         119,247.00 20th      monthly
                                           00611474 &100611465

National Car Rental Systems, Inc           00002551, 100002560, 100004102,          48,820.99 15th      quarterly
                                           00002515, 100002533
National Car Rental Systems, Inc           1-41-1808000-2                          599,535.15 20th      quarterly
National Car Rental Systems, Inc           1-41-1808000-2                        2,408,794.00 15th      quarterly-1st month
National Car Rental System, Inc.           9-717000                                210,279.96 20th      monthly
National Car Rental Systems, Inc           601 626 677 4                           358,734.93 25th      monthly
TOTAL NATIONAL CAR RENTAL SYSTEMS,
  INC BY STATE                                                                   9,802,581.48

BY LOCAL JURISDICTION
National Car Rental Systems, Inc           /a                                        2,209.89 20th      monthly
National Car Rental Systems, Inc          1220                                      16,507.96 20th      quarterly
National Car Rental Systems, Inc          9812                                     149,849.93 30th      monthly
National Car Rental Systems, Inc          9812                                      47,951.75 30th      monthly
National Car Rental System, Inc.          7369263                                   10,040.00 15th      quarterly(payment in April)
National Car Rental Systems, Inc          41-1808000                                 4,185.17 10th      monthly
National Car Rental Systems, Inc          n/a                                       20,647.23 30th      quarterly
National Car Rental Systems, Inc          165041-LS                                  3,175.86 20th      monthly
National Car Rental System, Inc.                                                     2,042.70 20th      monthly
National Car Rental System, Inc.                                                       119.10 20th      monthly
National Car Rental System, Inc.          41-1808000                                27,114.00 21st      monthly
National Car Rental Systems, Inc          n/a                                       73,836.52 20th      monthly
National Car Rental Systems, Inc          n/a                                       12,920.92 15th      monthly
National Car Rental System, Inc.          61891100C                                    704.94 20th      monthly
National Car Rental Systems, Inc          033297-0001                                4,610.55 20th      monthly
National Car Rental Systems, Inc          104-041786                                 4,472.38 20th      monthly
National Car Rental System, Inc.          101907856                                  1,904.00 20th      monthly
National Car Rental System, Inc.                                                        27.90 20th      monthly
National Car Rental System, Inc.          6525109                                   38,765.18 15th      monthly
National Car Rental Systems, Inc          20009875757                                6,579.85 20th      monthly
National Car Rental System, Inc.                                                        69.00 20th      monthly
National Car Rental Systems, Inc          1-41-1808000-2                            99,974.18 30th      monthly
National Car Rental Systems, Inc          1-41-1808000-2                           107,993.14 30th      monthly
National Car Rental Systems, Inc          n/a                                        2,218.63 15th      monthly
National Car Rental Systems, Inc          1131-3                                    10,963.07 15th      monthly
National Car Rental System, Inc.          411808000 / 02640222-3                     1,635.11 20th      monthly
National Car Rental System, Inc.          23-000465                                 40,838.71 20th      monthly
National Car Rental System, Inc.          281-1761-29301                             2,093.39 20th      monthly
National Car Rental Systems, Inc          370                                        6,671.23 30th      quarterly
National Car Rental Systems, Inc          6872                                      22,088.80 15th      monthly
National Car Rental Systems, Inc          T10-041786                                   236.19 20th      monthly
National Car Rental Systems, Inc          41-1808000                                87,990.79 30th      quarterly
National Car Rental Systems, Inc          10064325                                   7,520.41 20th      monthly
National Car Rental System Inc            none                                         849.00 30th      quarterly
National Car Rental Systems, Inc          15114                                     13,577.30 15th      monthly
National Car Rental System, Inc.          ME-0125009                                36,889.76 15th      monthly
TOTAL NATIONAL CAR RENTAL SYSTEM,
  INC BY LOCAL                                                                      869,274.54

COMBINED LIABILITY                                                               19,864,267.43

MOR JANUARY 2001
SPIRIT RENT-A-CAR, INC.

                                                                                                                MAILED/
                                                                                 NUMBER         EFT/            RETURNS
STATE               RETURN                            DUE DATE                 OF RETURNS       CHK              FILED
-----               ------                            --------                 ----------       ---            --------
TX      Amarillo-Potter Events                  10th                                1           CHK            1/10/2002
                                                10TH TOTAL                          1

MN      STATE (ST-1)  (E`FILE) FUNDS DUE        14th (by 5:30PM -13th)              1           EFT            PYMT.ONLY
                                                14TH TOTAL                          1

MI      STATE                                   15th                                1           CHK            1/15/2002
MI      Wayne County Stadium Tax *              15th                                3           CHK            1/15/2002
NC      STATE RENTAL                            15th                                1           CHK            1/15/2002
NC      TTA   (Vehicle Rental Tax)              15th                                1           CHK            1/15/2002
NC      Alamance County Rental Tax              15th                                1           CHK            1/15/2002
NC      Buncombe County Rental Tax              15th                                1           CHK            1/15/2002
NC      Cabarrus County Rental Tax              15th                                1           CHK            1/15/2002
NC      Catawba County Rental Tax               15th                                1           CHK            1/15/2002
NC      Craven County Rental Tax                15th                                1           CHK            1/15/2002
NC      Cumberland County Rental Tax            15th                                2           CHK            1/15/2002
NC      Durham County Rental Tax                15th                                2           CHK            1/15/2002
NC      Forsyth County Rental Tax               15th                                1           CHK            1/15/2002
NC      Gaston County Rental Tax                15th                                1           CHK            1/15/2002
NC      Guilford County Rental Tax              15th                                2           CHK            1/15/2002
NC      Henderson County Rental Tax             15th                                1           CHK            1/15/2002
NC      City of Kannapolis Rental Tax           15th                                1           CHK            1/15/2002
NC      Mecklenburg County Rental Tax           15th                                2           CHK            1/15/2002
NC      Nash County Rental Tax                  15th                                1           CHK            1/15/2002
NC      Onslow County Rental Tax                15th                                1           CHK            1/15/2002
NC      Pitt County Rental Tax                  15th                                1           CHK            1/15/2002
NC      Richmond County Rental Tax              15th                                1           CHK            1/15/2002
NC      City of Hamlet Ren Tx (Richmond Cnty)   15th                                1           CHK            1/15/2001
NC      Union County Rental Tax                 15th                                1           CHK            1/15/2002
NC      City of Monroe Rental Tax (Union Cnty)  15th                                1           CHK            1/15/2002
NC      Wake County Rental Tax                  15th                                3           CHK            1/15/2002
NC      New Hanover County Rental Tax           15th                                1           CHK            1/15/2002
NH      STATE RENTAL (Starts 7/1/99)            15th (by 3:00PM-14th)               1           EFT               N/A
OK      STATE [STS0002)                         15th                                1           CHK            1/15/2002
OK      STATE RENTAL                            15th                                1           CHK            1/15/2002
OK      STATE TOURISM                           15th                                1           CHK            1/15/2002
TX      Dallas - Venue                          15th                                7           CHK            1/15/2002
WV      STATE sales tax                         15th                                1           CHK            1/15/2002
WV      STATE DMV - rental tax                  15th                                1           CHK            1/15/2002
WV      STATE - Use Tax                         15th                                1           CHK               N/A
                                                15TH TOTAL                         48

NE      City of Omaha                           15th (Q)                            1           CHK            1/15/2002
RI      STATE RENTAL EXCISE*                    15th (Q)                            5           CHK            1/15/2002
IN      STATE RENTAL (SLS 405)                  15TH (Q)                           13           CHK            1/15/2002
TN      STATE RENTAL (SLS 405)*                 15th (Q)                           13           CHK            1/15/2002

                                                                                 A/C #0325
                                                                                 ---------
                                                                                (A/C #1460
                                                    A/C #0658       A/C #1463   STATE OF WA.     CHECK    CHECK NO./    EFT COPY
STATE               RETURN                         GROSS AMOUNT     DISCOUNTS      ONLY)         AMOUNT      EFT        TO ACCT
-----               ------                         ------------     ---------   ------------    --------  ----------    ---------
TX      Amarillo-Potter Events                       2,310.44         (23.10)                   2,287.34    109439


MN      STATE (ST-1)  (E`FILE) FUNDS DUE             8,315.40                    (1,437.40)     6,878.00      EFT             YES


MI      STATE                                       27,874.01         (61.95)                  27,812.06    110088
MI      Wayne County Stadium Tax *                   1,366.17                                   1,366.17      1084      Manual CK
NC      STATE RENTAL                                82,455.66                                  82,455.66    110057
NC      TTA   (Vehicle Rental Tax)                   7,364.53                                   7,364.53    110097
NC      Alamance County Rental Tax                       0.00                                         --       N/A
NC      Buncombe County Rental Tax                   1,317.34                                   1,317.34    109970
NC      Cabarrus County Rental Tax                     638.83                                     638.83    109971
NC      Catawba County Rental Tax                    2,149.88                                   2,149.88    109974
NC      Craven County Rental Tax                         0.00                                         --       N/A
NC      Cumberland County Rental Tax                 2,451.64                                   2,451.64    109993
NC      Durham County Rental Tax                       598.04                                     598.04    110007
NC      Forsyth County Rental Tax                      953.82                                     953.82    110010
NC      Gaston County Rental Tax                     1,544.80                                   1,544.80    113265
NC      Guilford County Rental Tax                   2,526.76                                   2,526.76    110031
NC      Henderson County Rental Tax                      0.00                                         --       N/A
NC      City of Kannapolis Rental Tax                  638.83                                     638.83    109985
NC      Mecklenburg County Rental Tax                3,522.66                                   3,522.66    110389
NC      Nash County Rental Tax                          73.32                                      73.32    110391
NC      Onslow County Rental Tax                     1,597.84                                   1,597.84    110064
NC      Pitt County Rental Tax                         447.71                                     447.71    110068
NC      Richmond County Rental Tax                       0.00                                         --       N/A
NC      City of Hamlet Ren Tx (Richmond Cnty)          107.81                                     107.81    109984
NC      Union County Rental Tax                          0.00                                         --       N/A
NC      City of Monroe Rental Tax (Union Cnty)           0.00                                         --       N/A
NC      Wake County Rental Tax                       2,786.94                                   2,786.94    110111
NC      New Hanover County Rental Tax                1,794.72                                   1,794.72    110394
NH      STATE RENTAL (Starts 7/1/99)                 1,545.00         (46.00)                   1,499.00       EFT            YES
OK      STATE [STS0002)                              9,038.76        (203.36)                   8,835.40    110061
OK      STATE RENTAL                                 6,898.00                                   6,898.00    110063
OK      STATE TOURISM                                  114.97                                     114.97    110062
TX      Dallas - Venue                               6,991.76         (69.92)                   6,921.84    109982
WV      STATE sales tax                              4,260.23                                   4,260.23    110114
WV      STATE DMV - rental tax                       3,584.00                                   3,584.00    110113
WV      STATE - Use Tax                                  0.00                                       N/A        N/A


NE      City of Omaha                                3,528.00                                   3,528.00    109983
RI      STATE RENTAL EXCISE*                         9,584.10                                   9,584.10      1083      Manual CK
TN      STATE RENTAL (SLS 405)                      31,387.00                       710.00     32,097.00      1082      MANUAL CK


MOR JANUARY 2001
SPIRIT RENT-A-CAR, INC.

                                                                                                                MAILED/
                                                                                 NUMBER         EFT/            RETURNS
STATE           RETURN                                DUE DATE                 OF RETURNS       CHK              FILED
-----           ------                                --------                 ----------       ---            --------
AL      STATE                                   20th                               1            CHK            1/22/2002
AL      Birmingham City                         20th                               2            CHK            1/22/2002
AL      Huntsville City                         20th                               1            CHK            1/22/2002
AL      Madison  County                         20th                               1            CHK            1/22/2002
AL      Mobile City                             20th                               1            CHK            1/22/2002
AL      Mobile County                           20th                               1            CHK            1/22/2002
AL      Vestavia Hills City                     20th                               1            CHK            1/22/2002
AL      Tuscaloosa                              20th                               1            CHK            1/22/2002
AR      STATE  (ST-400)                         20th                               1            CHK            1/22/2002
AZ      STATE  (TPT-1)                          20th                               1            CHK            1/22/2002
AZ      Glendale                                20th                               1            CHK            1/22/2002
AZ      Mesa                                    20th                               1            CHK            1/22/2002
AZ      Phoenix *                               20th                               2            CHK            1/22/2002
AZ      Scottsdale*                             20th                               2            CHK            1/22/2002
AZ      Tucson                                  20th                               2            CHK            1/22/2002
CO      STATE                                   20th                               1            CHK            1/22/2002
CO      Aurora                                  20th                               1            CHK            1/22/2002
CO      STATE rental - Adams                    20th                               1            CHK            1/22/2002
CO      STATE rental - Arapahoe                 20th                               1            CHK            1/22/2002
CO      STATE rental - El Paso                  20th                               1            CHK            1/22/2002
CO      STATE rental - Jefferson                20th                               1            CHK            1/22/2002
CO      Colorado Springs                        20th                               1            CHK            1/22/2002
CO      Littleton                               20th                               1            CHK            1/22/2002
CO      Westminster                             20th                               1            CHK            1/22/2002
FL      STATE*                                  20th  (by 3:45 PM-19th)           58            EFT            1/22/2002
FL      Surcharge                               20th                               1            CHK            1/22/2002
GA      STATE                                   20th  (by 3:00 PM-19th)            1            EFT            1/22/2002
GA      Augusta-Richmond County                 20th                               1            CHK            1/22/2002
GA      Chamblee                                20th                               1            CHK            1/22/2002
GA      Columbus                                20th                               1            CHK            1/22/2002
GA      Marietta                                20th                               1            CHK            1/22/2002
GA      Savannah                                20th                               1            CHK            1/22/2002
GA      Union City                              20th                               1            CHK            1/22/2002
IA      STATE                                   20th                               1            CHK            1/22/2002
IL      STATE  [ART-1 / ART-2]                  20th                               1            CHK            1/22/2002
IL      Orland Hills Surcharge                  20th                               1            CHK            1/22/2002
IN      STATE                                   20th  (by 4:00 PM-19th)            1            EFT            1/22/2002
LA      STATE                                   20th  (by 1:00 PM-19th)            1            EFT            1/18/2002
LA      STATE EXCISE *                          20th                              13            CHK            1/22/2002
LA      Alexandria - Rapides                    20th                               1            CHK            1/22/2002
LA      Bossier City                            20th                               1            CHK            1/22/2002
LA      Auayelles                               20th                               1            CHK            1/22/2002
                                                                         A/C #0325
                                                                         ---------
                                                                        (A/C #1460
                                       A/C #0658          A/C #1463     STATE OF WA.      CHECK        CHECK NO./    EFT COPY
STATE           RETURN                GROSS AMOUNT        DISCOUNTS        ONLY)          AMOUNT           EFT        TO ACCT
-----           ------                ------------        ---------     ------------    ----------     ----------    ---------
AL      STATE                            2,565.61                                         2,565.61       111211
AL      Birmingham City                    919.46             (5.52)                        913.94       111098
AL      Huntsville City                    587.67                                           587.67       111103
AL      Madison  County                    195.89             (6.92)                        188.97       111176
AL      Mobile City                      1,269.67                                         1,269.67       111096
AL      Mobile County                      317.42                                           317.42       111185
AL      Vestavia Hills City                172.43             (6.45)                        165.98       111215
AL      Tuscaloosa                          48.86                                            48.86       111113
AR      STATE  (ST-400)                 20,841.00           (177.00)                     20,664.00       111212
AZ      STATE  (TPT-1)                  47,417.72           (213.90)     (19,096.88)     28,106.94       111033
AZ      Glendale                           764.03                                           764.03       111101
AZ      Mesa                             1,164.57                                         1,164.57       111106
AZ      Phoenix *                        2,895.95                                         2,895.95       111109
AZ      Scottsdale*                        671.92                                           671.92       111111
AZ      Tucson                           2,503.39                                         2,503.39       111435
CO      STATE                            9,873.00           (313.00)                      9,560.00       111452
CO      Aurora                           1,461.81             (7.31)                      1,454.50       111747
CO      STATE rental - Adams             1,364.46                                         1,364.46       111756
CO      STATE rental - Arapahoe          1,590.78                                         1,590.78       111757
CO      STATE rental - El Paso             730.45                                           730.45       111758
CO      STATE rental - Jefferson         1,192.01                                         1,192.01       111759
CO      Colorado Springs                 1,132.21            (33.97)                      1,098.24       111748
CO      Littleton                        1,216.83            (30.42)                      1,186.41       111749
CO      Westminster                          3.94             (0.10)                          3.84       111753
FL      STATE*                         142,739.07         (1,685.35)                    141,053.72         EFT             YES
FL      Surcharge                       95,945.96                           (949.96)     94,996.00       111774
GA      STATE                           44,460.65         (1,289.08)                     43,171.57         EFT             YES
GA      Augusta-Richmond County          1,019.58            (30.59)                        988.99       110782
GA      Chamblee                         1,207.40            (36.22)                      1,171.18       110807
GA      Columbus                           419.78            (12.59)                        407.19       110805
GA      Marietta                           920.93            (27.63)                        893.30       110809
GA      Savannah                           763.14            (22.89)                        740.25       110811
GA      Union City                         792.48            (23.77)                        768.71       110812
IA      STATE                            6,339.77                                         6,339.77       111787
IL      STATE  [ART-1 / ART-2]          31,758.00           (275.00)                     31,483.00       111508
IL      Orland Hills Surcharge             316.25                                           316.25       110917
IN      STATE                           10,540.74           (105.40)                     10,435.34         EFT             YES
LA      STATE                           26,774.00           (295.00)                     26,479.00         EFT             YES
LA      STATE EXCISE *                     379.00                                           379.00       110382
LA      Alexandria - Rapides             2,518.24            (25.18)                      2,493.06       110416
LA      Bossier City                     2,252.99            (22.53)                      2,230.46       110203
LA      Auayelles                          970.43            (19.41)                        951.02       110202

MOR JANUARY 2001
SPIRIT RENT-A-CAR, INC.

                                                                                                                 MAILED/
                                                                                 NUMBER         EFT/             RETURNS
STATE            RETURN                               DUE DATE                 OF RETURNS       CHK               FILED
-----            ------                               --------                 ----------       ---            ------------
LA      Avoyelles                               20th                                1           CHK             1/22/2002
LA      E. Baton Rouge *                        20th                                2           CHK             1/22/2002
LA      Jefferson *                             20th                                2           CHK             1/22/2002
LA      Lafayette                               20th                                1           CHK             1/22/2002
LA      Lake Charles-Calcasieu                  20th                                1           CHK             1/22/2002
LA      Livingston                              20th                                1           CHK             1/22/2002
LA      Monroe - Ouachita                       20th                                1           CHK             1/22/2002
LA      New Orleans                             20th                                2           CHK             1/22/2002
LA      St Tamany                               20th                                1           CHK             1/22/2002
LA      Terrebonne                              20th                                1           CHK             1/22/2002
MA      STATE  [ST-9MP]                         20th                                1           CHK             1/18/2002
MA      City of Revere - MV Surcharge           20th                                1           CHK             1/18/2002
MD      STATE                                   20th (by 2:00 PM-19th)              1           EFT                N/A
MO      STATE                                   20th                                1           CHK             1/18/2002
MS      STATE/RENTAL*                           20th                                4           CHK             1/22/2002
NJ      STATE [ST-51]                           20th                                1           CHK             1/18/2002
NY      STATE  [ST-809 M, ST-810 Q]             20th                                1           CHK            EFT-due 24th
PA      STATE PA-3R                             20th (by 4:45 PM-19th)              1           EFT             1/22/2002
RI      STATE*                                  20th                                3           CHK             1/22/2002
SC      STATE [ST-3] *                          20th                               13           CHK             1/22/2002
SC      Horry County                            20th                                2           CHK             1/22/2002
TN      STATE [SLS 450] *                       20th                               13           CHK             1/22/2002
TN      Shelby County Public Rental Tax         20th                                1           CHK             1/18/2002
TX      STATE [14-103]                          20th (by 3:00 PM-19th)              1           EFT             1/18/2002
TX      Bexar County Sports Venue               20th                                1           CHK             1/18/2002
VA      STATE  [FORM 101]                       20th                                1           CHK             1/22/2002
                                                20TH TOTAL                         173

CO      Lakewood                                20th(Q)                             1           CHK             1/22/2002
KY      Boone County                            20th (Q)                            1           CHK             1/22/2002
PA      STATE PA-4                              20th (Q)                            1           CHK             1/22/2002
PA      STATE PA-5                              20th (Q)                            1           CHK             1/22/2002
TX      City of Austin - Rental Tax*            20th (Q)                            3           CHK             1/22/2002
                                                20TH(Q) TOTAL                       7

OH      STATE [ST 10-G]                         22nd  (by 3:45 PM-21st)             1           EFT             1/22/2002
OH      STATE (use tax)                         23rd (Q)                            1           CHK             1/22/2002
CA      STATE    **4TH QTR. DUE: 1/31/02        23rd (by 3:00 PM-22nd)              1           EFT                N/A
                                                23RD TOTAL                          3

KS      STATE & LOCAL SALES (SM)                25th                                1           CHK             1/25/2002
KS      VEHICLE RETAIL EXCISE *                 25th                                2           CHK             1/25/2002
MN      STATE (ST-1)  (E`FILE) RETURN DUE       25th (by 5:30PM -24th)              1           EFT             FILED 1/24

                                                                                 A/C #0325
                                                                                 ---------
                                                                                (A/C #1460
                                                    A/C #0658       A/C #1463   STATE OF WA.      CHECK     CHECK NO./    EFT COPY
STATE               RETURN                         GROSS AMOUNT     DISCOUNTS      ONLY)          AMOUNT       EFT        TO ACCT
-----               ------                         ------------     ---------   ------------    ----------  ----------    ---------
LA      Avoyelles                                       970.43         (19.41)                      951.02    110202
LA      E. Baton Rouge *                              5,763.00         (58.00)                    5,705.00    110405
LA      Jefferson *                                   5,215.10         (52.15)                    5,162.95    110406
LA      Lafayette                                     2,902.85         (29.03)                    2,873.82    110383
LA      Lake Charles-Calcasieu                        2,123.54         (21.24)                    2,102.30    110205
LA      Livingston                                      373.35          (3.73)                      369.62    110384
LA      Monroe - Ouachita                             2,561.00         (26.00)                    2,535.00    110438
LA      New Orleans                                   3,553.00         (36.00)                    3,517.00    110256
LA      St Tamany                                     1,952.69         (21.48)                    1,931.21    110439
LA      Terrebonne                                      689.22         (13.78)                      675.44    110407
MA      STATE  [ST-9MP]                              29,974.92                                   29,974.92    110867
MA      City of Revere - MV Surcharge                    55.50                                       55.50    110810
MD      STATE                                        93,594.36        (860.34)                   92,734.02      EFT         YES
MO      STATE                                        13,603.29        (272.06)                   13,331.23    110872
MS      STATE/RENTAL*                                 5,550.00         (62.00)                    5,488.00    110873
NJ      STATE [ST-51]                                23,017.33                                   23,017.33    111213
NY      STATE  [ST-809 M, ST-810 Q]                         --                                      N/A        N/A
PA      STATE PA-3R                                  56,533.94        (565.35)                   55,968.59      EFT         YES
RI      STATE*                                       11,064.67      (5,486.11)                    5,578.56    111881
SC      STATE [ST-3] *                               34,294.25                                   34,294.25    111209
SC      Horry County                                    656.46                                      656.46    110852
TN      STATE [SLS 450] *                            30,063.00                                   30,063.00    111605
TN      Shelby County Public Rental Tax                 275.88                                      275.88    111206
TX      STATE [14-103]                              215,305.70      (1,076.49)                  214,229.21      EFT         YES
TX      Bexar County Sports Venue                     7,921.37                                    7,921.37    110903
VA      STATE  [FORM 101]                            47,550.44                                   47,550.44    110818


CO      Lakewood                                      3,314.81                                    3,314.81    110808
KY      Boone County                                  1,307.15                                    1,307.15    111856
PA      STATE PA-4                                  163,401.43      (1,634.01)                  161,767.42    111834
PA      STATE PA-5                                   40,955.09        (409.55)                   40,545.54    111833
TX      City of Austin - Rental Tax*                 12,085.74                                   12,085.74    110806


OH      STATE [ST 10-G]                              68,653.86                                   68,653.86      EFT         YES
OH      STATE (use tax)                                   0.00                                          --      N/A
CA      STATE    **4TH QTR. DUE: 1/31/02             89,067.98                  (16,905.38)      72,162.60      EFT         YES


KS      STATE & LOCAL SALES (SM)                      5,117.79                                    5,117.79    113275
KS      VEHICLE RETAIL EXCISE *                       1,976.12                                    1,976.12    113339
MN      STATE (ST-1)  (E`FILE) RETURN DUE                   --                                          --      EFT         YES

MOR JANUARY 2001
SPIRIT RENT-A-CAR, INC.

                                                                                                                MAILED/
                                                                                 NUMBER         EFT/            RETURNS
STATE               RETURN                            DUE DATE                 OF RETURNS       CHK              FILED
-----               ------                            --------                 ----------       ---            --------
NE      STATE [FORM 10]  ** Start EFT 11/00     25th (by 4:00 PM-24th)             1            EFT            1/25/2002
NM      STATE [CRS-1]                           25th                               1            CHK            1/25/2002
NY      STATE   (Estimate + Last Mo Bal)        25th (by 3:00 PM-24th)             1            EFT               N/A
WA      STATE  (EFT starting with Jan,01)       25th (by 5:00 PM-24th)             1            EFT            1/25/2002
                                                25TH TOTAL                         8

NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
CT      STATE [OS-114]                          30th (by 4:30 PM-29th)             1            EFT            1/31/2002
IN      RENTAL EXCISE *                         30th                               8            CHK            1/31/2002
KY      STATE DMV                               30th                               1            CHK            1/31/2002
NV      STATE [TXR-01.01]                       30th                               1            CHK            1/31/2002
TX      TEXAS Sports Venue (Harris County)      30th (by 3:00 PM-29th)             1            EFT            1/31/2002
UT      STATE TC-71V, A                         30th (by 3:00 PM-29th)             1            EFT            1/31/2002
UT      STATE TC-71FV (Tourism)                 30th                               1            CHK            1/31/2002
                                                30TH TOTAL                        14

NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
CT      TOURISM [OP-337]                        30th (Q)                           1            CHK            1/29/2002
DE      STATE GROSS RECEIPTS   (LQ8)            30th[Q]                            1            CHK            1/31/2002
DE      STATE MVR     (LQ7)                     30th(Q)                            1            CHK            1/31/2002
TX      City of  El Paso - Rental Tax           30th (Q)                           1            CHK            1/31/2002
WI      Milwaukee Exposition                    30th (Q)                           1            CHK            1/31/2002
                                                30TH (Q) TOTAL                     5

NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
IL      Schaumburg Auto Lease Tax               EOM(Q)                             1            CHK            1/31/2002
NV      BUSINESS TAX RETURN                     EOM(Q)                             1            CHK            1/31/2002
OR      Multinomah County                       EOM(Q)                             1            CHK            1/31/2002
WI      RENTAL FEE RETURN                       EOM(Q)                             1            CHK            1/31/2002
WI      STATE [ST-12]                           EOM(Q) (by 4:00PM-29th)            1            EFT            1/31/2002
                                                EOM(Q) TOTAL                       5

KY      STATE SALES                             Annually    1/20                   1            N/A            1/21/2002
MS      Use Tax Return*                         Annually    1/20                   2            N/A            1/21/2002
MN      Surcharge w/Dec Return                  Annually    1/25                   1            EFT            FILED 1/24
NM      Annual MVET reconciliation              Annually    1/25                   1            CHK            1/25/2002
NV      Passenger Car Rental Return             Annually    1/31                   1            CHK            1/31/2002
WV      Annual reconciliation                   Annually    1/31                   1            N/A            1/31/2002
AZ      Surcharge ADOT                          Annually    2/15                   1
CT      Surcharge [OP-383]                      Annually    2/15                   1            N/A             2/6/2002
NE      Annual reconciliation                   Annually    2/15                   2
PA      Vehicle Rental Tax Reconciliation       Annually    2/15                   1
RI      Surcharge Reconciliation*               Annually    2/15                   3
SC      STATE SURCHARGE                         Annually    2/15                   1
CA      Environmental Fee Return                Annually    2/28                   1
MI      Annual reconciliation                   Annually    2/28                   1

                                                                                 A/C #0325
                                                                                 ---------
                                                                                (A/C #1460
                                                    A/C #0658       A/C #1463   STATE OF WA.      CHECK    CHECK NO./     EFT COPY
STATE               RETURN                         GROSS AMOUNT     DISCOUNTS      ONLY)          AMOUNT      EFT          TO ACCT
-----               ------                         ------------     ---------   ------------    ---------  ----------    ----------
NE      STATE [FORM 10]  ** Start EFT 11/00          10,102.71       (116.23)   (4,132.90)       5,853.58     EFT              YES
NM      STATE [CRS-1]                                 6,914.62                                   6,914.62   113291
NY      STATE   (Estimate + Last Mo Bal)             89,575.63                                  89,575.63     EFT              YES
WA      STATE  (EFT starting with Jan,01)            21,834.75                     598.26       22,433.01     EFT              YES


NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
CT      STATE [OS-114]                               13,341.48                                  13,341.48     EFT              YES
IN      RENTAL EXCISE *                               6,370.72        (63.70)                    6,307.02   113689
KY      STATE DMV                                     5,522.43                                   5,522.43   113691
NV      STATE [TXR-01.01]                             9,055.68        (26.28)   (6,954.76)       2,074.64   114068
TX      TEXAS Sports Venue (Harris County)           22,540.60       (112.70)                   22,427.90     EFT              YES
UT      STATE TC-71V, A                               5,861.33        (77.32)                    5,784.01     EFT              YES
UT      STATE TC-71FV (Tourism)                             --                                         --     N/A


NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
CT      TOURISM [OP-337]                             18,949.00                                  18,949.00   113595
DE      STATE GROSS RECEIPTS   (LQ8)                  5,073.00                                   5,073.00   114012         Same CK
DE      STATE MVR     (LQ7)                             329.00                                     329.00   114012         Same CK
TX      City of  El Paso - Rental Tax                 6,703.94                                   6,703.94   113996
WI      Milwaukee Exposition                                --                                         --     N/A


NO CHECK  RUN LAST DAY OF MONTH      (CLOSING)
IL      Schaumburg Auto Lease Tax                       311.00                                     311.00   114102
NV      BUSINESS TAX RETURN                             316.50                                     316.50    1105        Manual CK
OR      Multinomah County                                   --                                        N/A     N/A
WI      RENTAL FEE RETURN                                   --                                         --     N/A
WI      STATE [ST-12]                                15,142.12        (75.71)                   15,066.41     EFT              YES


KY      STATE SALES                                       0.00                                         --     N/A
MS      Use Tax Return*                                   0.00                                         --     N/A
MN      Surcharge w/Dec Return                              --                                         --     EFT
NM      Annual MVET reconciliation                          --                                         --     N/A
NV      Passenger Car Rental Return                         --            --    40,153.60       40,153.60   114070
WV      Annual reconciliation                               --                                         --     N/A
AZ      Surcharge ADOT                                                                                 --     N/A
CT      Surcharge [OP-383]                                  --                                         --     N/A
NE      Annual reconciliation                                                                          --
PA      Vehicle Rental Tax Reconciliation                                             --
RI      Surcharge Reconciliation*                                                     --
SC      STATE SURCHARGE                                                               --
CA      Environmental Fee Return                                                      --
MI      Annual reconciliation                                                         --

MOR JANUARY 2001
SPIRIT RENT-A-CAR, INC.

                                                                                                                MAILED/
                                                                                 NUMBER         EFT/            RETURNS
STATE             RETURN                              DUE DATE                 OF RETURNS       CHK              FILED
-----             ------                              --------                 ----------       ---            --------
IN      Annual Sales Tax Information            Annually    5/31                   1
                                                ANNUALLY TOTAL                    19

        * NON CONSOLIDATED                      TOTAL  (NO. OF RETURNS)           303




                                                                           A/C #0325
                                                                           ---------
                                                                          (A/C #1460
                                            A/C #0658        A/C #1463   STATE OF WA.        CHECK      CHECK NO./    EFT COPY
STATE               RETURN                 GROSS AMOUNT      DISCOUNTS      ONLY)            AMOUNT         EFT        TO ACCT
-----               ------                 ------------     -----------   ------------    ------------  ----------    ---------
IN      Annual Sales Tax Information                                                                --


        * NON CONSOLIDATED                 1,919,207.80     (16,168.82)    (8,613.68)     1,895,023.56
                                           ============     ==========     =========      ============

                                                                           A/C #1460
                                                                              598.26
                                                                           ---------

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SCHEDULE OF POST PETITION DEBTS
31 JAN 02


            DESCRIPTION                           AMOUNT
                                                -----------

Accounts Payable - A/P System DIP                12,079,151
Corporate Travel Payable DIP                        169,913
Severance DIP                                            --
Supplemental Liability Insurance DIP                345,398
Insured Premiums Payable DIP                      3,818,967
Insurance Products Premiums DIP                     164,468
Airline Booking Fees Payable DIP                  3,578,298
Travel Agent Payable DIP                          1,900,934
Airline Booking Fees Payable DIP                     10,074
Frequent Flyer Payable DIP                               --
Corporate Commissions Payable DIP                 1,315,115
Credit Card Commission Payable DIP                  458,709
Customer Contract Fees DIP                        1,189,748
A/P - Other DIP                                  21,080,606
                                                -----------
DIP TOTAL ACCOUNTS PAYABLE                       46,111,381

Accrued Property Insurance DIP                      355,737
Other Accrued Insurance DIP                          41,373
Accrued Legal Fees DIP                            1,236,927
Accrued Airport Concessions  DIP                  6,665,161
Accrued Equipment Lease Expense DIP                 590,694
Accrued Advertising Fund DIP                      7,230,812
Commission Overrides DIP                          6,798,854
Travel Partners Rebates DIP                         121,523
Accrued Auto Liability DIP                       18,952,812
Accrued Workers Comp DIP                            267,188
Other Accrued Expenses DIP                       12,670,704
                                                -----------
DIP TOTAL ACCRUED LIABILITIES                    54,931,785

                                                -----------
TOTAL POST PETITION LIABILITIES                 101,043,166
                                                ===========

Debtor:  ANC RENTAL CORPORATION
       --------------------------------
Period Ending: JANUARY 31, 2002
              -------------------------
Case Number:
            ---------------------------


                  Accounts Receivable Reconciliation and Aging


PRE-PETITION

         ---------------------------------------------------------------------------------------------------------------
         RECONCILIATION                                                                                        AMOUNT
         ===============================================================================================================
              Total Accounts Receivable at the beginning of reporting period                                 95,817,311
              (+) Amounts billed during period:                                                              (2,895,190)
              (-) Amounts Collected                                                                         (39,924,520)
         ===============================================================================================================
              Total Accounts Receivable at the end of reporting period                                       52,997,602
         ---------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------
         AGING                                                                                                 AMOUNT
         ===============================================================================================================
              0-29 days old                                                                                   9,827,679
              30-59 days old                                                                                  2,620,765
              60-89 days old                                                                                 10,640,374
              90+ days old                                                                                   29,908,783
              Total Accounts Receivable                                                                      52,997,602
              Amount considered uncollectable(Bad Debt)                                                      (5,572,428)
         ===============================================================================================================
              Accounts Receivable (Net):                                                                     47,425,173
         ---------------------------------------------------------------------------------------------------------------

POST-PETITION

         ---------------------------------------------------------------------------------------------------------------
         RECONCILIATION                                                                                        AMOUNT
         ===============================================================================================================
              Total Accounts Receivable at the beginning of reporting period                                 56,523,461
              (+) Amounts billed during period:                                                             191,559,615
              (-) Amounts Collected                                                                        (153,382,633)
         ===============================================================================================================
              Total Accounts Receivable at the end of reporting period                                       94,700,442
         ---------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------
         AGING                                                                                                 AMOUNT
         ===============================================================================================================
              0-29 days old                                                                                  74,125,963
              30-59 days old                                                                                 14,523,580
              60-89 days old                                                                                  6,049,452
              90+ days old                                                                                        1,447
              Total Accounts Receivable                                                                      94,700,442
              Amount considered uncollectable(Bad Debt)                                                      (1,743,563)
         ===============================================================================================================
              Accounts Receivable (Net):                                                                     92,956,879
         ---------------------------------------------------------------------------------------------------------------

COMBINED

         ---------------------------------------------------------------------------------------------------------------
         RECONCILIATION                                                                                        AMOUNT
         ===============================================================================================================
              Total Accounts Receivable at the beginning of reporting period                                152,340,772
              (+) Amounts billed during period:                                                             188,664,425
              (-) Amounts Collected                                                                        (193,307,153)
         ===============================================================================================================
              Total Accounts Receivable at the end of reporting period                                      147,698,044
         ---------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------
         AGING                                                                                                 AMOUNT
         ===============================================================================================================
              0-29 days old                                                                                  83,953,642
              30-59 days old                                                                                 17,144,345
              60-89 days old                                                                                 16,689,827
              90+ days old                                                                                   29,910,230
              Total Accounts Receivable                                                                     147,698,044
              Amount considered uncollectable(Bad Debt)                                                      (7,315,991)
         ===============================================================================================================
              Accounts Receivable (Net):                                                                    140,382,053
         ---------------------------------------------------------------------------------------------------------------

NATIONAL CAR RENTAL
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 101, 107, 109, 110, 196


                                                                   Amounts         Amounts        Adjustments
                                              December 31, 2001  Billed During  Collected During     During       January 31, 2002
                                                  Balance         The Period      The Period       The Period         Balance
                                              -----------------  -------------  ----------------  ------------    ----------------

101200 Unbilled Revenue                             242,077                                                             242,077
101205 Corporate Accounts                         3,265,347                       (2,093,051)         (213,322)         958,974
101210 T/A & Tour Operators                       1,160,303                         (490,729)         (265,459)         404,115
101215 Open Contracts                                    --                                                                  --
                                                 ----------       ----------      ----------       -----------       ----------
       Corporate / TA & TO                        4,667,727               --      (2,583,780)         (478,782)       1,605,165

101220 Master Card / Visa                           100,000                                                             100,000
101221 Amex                                              --                                                                  --
101222 Diners Club                                       --                                                                  --
101223 Discover                                          --                                                                  --
101225 A/R Japan CB Credit Cards                         --                                                                  --
101235 Credit Card to Cash Switches                      --                                                                  --
101236 Credit Card to Voucher switches                   --                                                                  --
101237 Credit Card Data Trans Errors                     --                                                                  --
101238 Credit Card Chargebacks                      119,447                           (4,155)          (78,465)          36,827
101240 A/R MC/Visa Odyssey Clearing                                                                                         --
                                                 ----------       ----------      ----------       -----------       ----------
       Credit Cards                                 219,447               --          (4,155)          (78,465)        (136,827)

101250 Returned Checks                                  609                                             (5,526)          (4,917)
101251 Forced Charges                                                                                                        --
101252 Coupon Clearing                               54,065                           57,607           (57,607)          54,065
101260 Clearing Accounts                          1,148,154                                            (46,006)       1,102,148
101265 Unapplied Pymts                                   --                                                                  --
101290 Fees Due From Licensees                      425,757          228,757        (216,869)          (12,836)         424,809
101291 A/R Licensee Clearing                                                                                                 --
                                                 ----------       ----------      ----------       -----------       ----------
       Other                                      1,628,585          228,757        (159,262)         (121,976)       1,576,104
                                                 ----------       ----------      ----------       -----------       ----------
       Total Trade Receivables                    6,515,759          228,757      (2,747,197)         (679,223)       3,318,096

101501 Buyback A/R Proceeds                        (714,844)                              --        (8,429,123)      (9,143,968)
101502 Buyback A/R                               16,136,944       16,241,018              --        (7,964,271)      24,413,691
101503 A/R Holding Bank Dep Clearing             (1,593,668)             401                          (379,853)      (1,973,120)
                                                 ----------       ----------      ----------       -----------       ----------
       Vehicle Recs - Manufacturer - Buybacks    13,828,432       16,241,419              --       (16,773,248)      13,296,603

101500 Predelivery Inspection & Warranty          2,542,589                           (9,384)                         2,533,205
101504 Mfg Allowances/Rebates                     1,816,954                                                           1,816,954
101505 Mfg Misc Receivables                          85,990                                             (8,705)          77,285
101506 Mfg Disposal in Process - Cost                (9,957)         257,978                          (279,909)         (31,888)
101508 Mfg Keep Receivables                              --                                                                  --
101600 Veh Sales A/R (Non-Mfg) - Cost                    --                                                                  --
101602 Veh Sales A/R (Non-Mfg) - Reser                   --                                                                  --
101605 Vehicles Sales Clearing                    1,009,447        2,036,798              --        (2,123,186)         923,059
                                                 ----------       ----------      ----------       -----------       ----------
       Vehicle Recs - Manufacturer - Other        5,445,023        2,294,776          (9,384)       (2,411,800)       5,318,615

101610 Collision Damage Recovery                 12,585,305                         (883,004)         (324,855)      11,377,446
101612 Collision Damage Recovery-Reserve         (6,747,432)                                           324,880       (6,422,552)
                                                 ----------       ----------      ----------       -----------       ----------
       Collision Damage                           5,837,873               --        (883,004)               25        4,954,894

101100 Accounts Receivable Other                  3,273,569            5,604         (20,270)            7,350        3,266,253
101101 Interest Receivable                               --                                                                  --
101110 Travel Advances                                  483              175                                                658
101111 Other Advances to Employees                  226,428                                            (17,060)         209,368
101116 Notes Receivable                              90,000                           (5,000)                            85,000
101135 Ins Premium Receivable                       140,382                                                             140,382
                                                 ----------       ----------      ----------       -----------       ----------
       Other Receivables                          3,730,862            5,779         (25,270)           (9,710)       3,701,661

       Total Vehicle and Other Receivables       28,842,190       18,541,974        (917,658)      (19,194,733)      27,271,773
                                                 ----------       ----------      ----------       -----------       ----------

       Total Gross Receivables                   35,357,949       18,770,731      (3,664,855)      (19,873,955)      30,589,869


       Less: Provision                           (1,275,799)                                           144,385       (1,131,414)
                                                 ----------       ----------      ----------       -----------       ----------

       Total Net Receivables                     34,082,150       18,770,731      (3,664,855)      (19,729,570)      29,458,456
                                                 ----------       ----------      ----------       -----------       ----------

                                              January 31, 2002
                                                Balance Per
                                               General Ledger     Variance      Current           30-60
                                              ----------------    --------     ----------       ---------

101200 Unbilled Revenue                             242,077           --               --
101205 Corporate Accounts                           958,974           --               --              --
101210 T/A & Tour Operators                         404,115           --               --              --
101215 Open Contracts                                    --           --               --
                                                 ----------       ------       ----------       ---------
       Corporate / TA & TO                        1,605,165           --               --              --

101220 Master Card / Visa                           100,000           --               --              --
101221 Amex                                                           --               --
101222 Diners Club                                                    --               --
101223 Discover                                                       --               --
101225 A/R Japan CB Credit Cards                                      --               --
101235 Credit Card to Cash Switches                                   --               --
101236 Credit Card to Voucher switches                                --               --
101237 Credit Card Data Trans Errors                                  --               --
101238 Credit Card Chargebacks                       36,827           --               --              --
101240 A/R MC/Visa Odyssey Clearing                                   --               --
                                                 ----------       ------       ----------       ---------
       Credit Cards                                 136,827           --               --              --

101250 Returned Checks                               (4,917)          --               --
101251 Forced Charges                                                 --               --
101252 Coupon Clearing                               54,065           --               --
101260 Clearing Accounts                          1,102,148           --           66,448
101265 Unapplied Pymts                                   --           --               --
101290 Fees Due From Licensees                      424,809           --                0              --
101291 A/R Licensee Clearing                                          --               --
                                                 ----------       ------       ----------       ---------
       Other                                      1,576,104           --           66,448              --
                                                 ----------       ------       ----------       ---------
       Total Trade Receivables                    3,318,096           --           66,448              --

101501 Buyback A/R Proceeds                      (9,143,968)          --       (9,143,968)
101502 Buyback A/R                               24,413,691           --       21,440,104       1,176,740
101503 A/R Holding Bank Dep Clearing             (1,973,120)          --       (1,973,120)
                                                 ----------       ------       ----------       ---------
       Vehicle Recs - Manufacturer - Buybacks    13,296,603           --       10,323,016       1,176,740

101500 Predelivery Inspection & Warranty          2,533,205           --               --
101504 Mfg Allowances/Rebates                     1,816,954           --               --          15,450
101505 Mfg Misc Receivables                          77,285                            --
101506 Mfg Disposal in Process - Cost               (31,888)          --          (31,888)
101508 Mfg Keep Receivables                              --           --               --
101600 Veh Sales A/R (Non-Mfg) - Cost                    --           --               --
101602 Veh Sales A/R (Non-Mfg) - Reser                   --           --               --
101605 Vehicles Sales Clearing                      923,059           --          412,146         155,166
                                                 ----------       ------       ----------       ---------
       Vehicle Recs - Manufacturer - Other        5,318,615           --          380,258         170,616

101610 Collision Damage Recovery                 11,377,446           --                0
101612 Collision Damage Recovery-Reserve         (6,422,552)          --               (0)
                                                 ----------       ------       ----------       ---------
       Collision Damage                           4,954,894           --                0              --

101100 Accounts Receivable Other                  3,266,253           --        3,266,253
101101 Interest Receivable                               --           --               --
101110 Travel Advances                                  658           --              658
101111 Other Advances to Employees                  209,368           --          209,368
101116 Notes Receivable                              85,000           --           85,000
101135 Ins Premium Receivable                       140,382           --               --
                                                 ----------       ------       ----------       ---------
       Other Receivables                          3,701,661           --        3,561,279              --

       Total Vehicle and Other Receivables       27,271,773           --       14,264,553       1,347,356
                                                 ----------       ------       ----------       ---------

       Total Gross Receivables                   30,589,869           --       14,331,000       1,347,356
                                                                               ----------       ---------

       Less: Provision                           (1,131,414)          --
                                                 ----------       ------

       Total Net Receivables                     29,458,456           --
                                                 ----------       ------



                                                      60-90         90-120         Over 120
                                                     -------       ---------      ----------

101200 Unbilled Revenue                              242,077
101205 Corporate Accounts                            918,491          55,464         (14,981)
101210 T/A & Tour Operators                          179,009         221,464           3,642
101215 Open Contracts
                                                 -----------       ---------      ----------
       Corporate / TA & TO                         1,339,576         276,928         (11,339)

101220 Master Card / Visa                            100,000
101221 Amex
101222 Diners Club
101223 Discover
101225 A/R Japan CB Credit Cards
101235 Credit Card to Cash Switches
101236 Credit Card to Voucher switches
101237 Credit Card Data Trans Errors
101238 Credit Card Chargebacks                        36,827
101240 A/R MC/Visa Odyssey Clearing
                                                 -----------       ---------      ----------
       Credit Cards                                  136,827              --              --

101250 Returned Checks                                                 2,693          (7,610)
101251 Forced Charges
101252 Coupon Clearing                                54,065
101260 Clearing Accounts                              31,173                       1,004,527
101265 Unapplied Pymts
101290 Fees Due From Licensees                       424,809
101291 A/R Licensee Clearing
                                                 -----------       ---------      ----------
       Other                                         510,047           2,693         996,917
                                                 -----------       ---------      ----------
       Total Trade Receivables                     1,986,450         279,621         985,578

101501 Buyback A/R Proceeds
101502 Buyback A/R                                   412,591       1,384,256
101503 A/R Holding Bank Dep Clearing
                                                 -----------       ---------      ----------
       Vehicle Recs - Manufacturer - Buybacks        412,591       1,384,256              --

101500 Predelivery Inspection & Warranty           2,533,205
101504 Mfg Allowances/Rebates                        127,450       1,674,054
101505 Mfg Misc Receivables                           43,585          33,700
101506 Mfg Disposal in Process - Cost
101508 Mfg Keep Receivables
101600 Veh Sales A/R (Non-Mfg) - Cost
101602 Veh Sales A/R (Non-Mfg) - Reser
101605 Vehicles Sales Clearing                       277,656          78,091
                                                 -----------       ---------      ----------
       Vehicle Recs - Manufacturer - Other         2,981,896       1,785,845              --

101610 Collision Damage Recovery                     338,570       1,343,250       9,695,626
101612 Collision Damage Recovery-Reserve            (187,024)       (624,345)     (5,611,183)
                                                 -----------       ---------      ----------
       Collision Damage                              151,546         718,905       4,084,443

101100 Accounts Receivable Other
101101 Interest Receivable
101110 Travel Advances
101111 Other Advances to Employees
101116 Notes Receivable
101135 Ins Premium Receivable                        140,382
                                                 -----------       ---------      ----------
       Other Receivables                             140,382              --              --

       Total Vehicle and Other Receivables         3,686,415       3,889,006       4,084,443
                                                 -----------       ---------      ----------

       Total Gross Receivables                     5,672,865       4,168,627       5,070,021
                                                 -----------       ---------      ----------

       Less: Provision


       Total Net Receivables


ALAMO RENT A CAR
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 200


                                                     December 31,        Amounts         Amounts           Adjustments
                                                         2001         Billed During   Collected During        During
                                                       Balance         The Period       The Period         The Period
                                                     ------------    -------------   ----------------      -----------

101200 Unbilled Revenue
101205 Corporate Accounts
101210 T/A & Tour Operators                           19,425,872                        (9,406,753)
101215 Open Contracts
       Corporate / TA & TO                            19,425,872             --         (9,406,753)                --

101220 Master Card / Visa                                400,000                                                  132
101221 Amex                                                   --
101222 Diners Club                                            --
101223 Discover                                               --
101225 A/R Japan CB Credit Cards                             (41)                                                  41
101235 Credit Card to Cash Switches                        5,592                                               (1,364)
101236 Credit Card to Voucher switches
101237 Credit Card Data Trans Errors                     (29,876)
101238 Credit Card Chargebacks                           135,713                            (4,507)           (83,733)
101240 A/R MC/Visa Odyssey Clearing
       Credit Cards                                      511,388             --             (4,507)           (84,924)

101250 Returned Checks
101251 Forced Charges                                    361,204                           (10,105)          (350,971)
101252 Coupon Clearing                                  (427,789)                                             137,349
101260 Clearing Accounts                                (833,814)                                              69,582
101265 Unapplied Pymts                                    (2,718)                                              47,961
101290 Fees Due From Licensees
101291 A/R Licensee Clearing
       Other                                            (903,117)            --            (10,105)           (96,079)

       Total Trade Receivables                        19,034,143             --         (9,421,365)          (181,003)

101501 Buyback A/R Proceeds
101502 Buyback A/R
101503 A/R Holding Bank Dep Clearing
       Vehicle Recs - Manufacturer - Buybacks                 --             --                 --                 --

101500 Predelivery Inspection & Warranty
101504 Mfg Allowances/Rebates                          1,232,375
101505 Mfg Misc Receivables                            3,015,342         17,962                 (0)
101506 Mfg Misc Receivables                                   (0)                       (4,283,057)          (152,288)
101507 Mfg Disposal in Process - Cost                 22,243,597                                           (4,352,154)
101508 Mfg Keep Receivables
101600 Veh Sales A/R (Non-Mfg) - Cost                  1,296,390                       (20,897,382)
101602 Veh Sales A/R (Non-Mfg) - Reser
101605 Vehicles Sales Clearing                        (2,568,556)                         (460,820)         2,416,895
       Vehicle Recs - Manufacturer - Other            25,219,148         17,962        (25,641,260)        (2,087,547)

101610 Collision Damage Recovery                      27,680,862                        (1,146,144)
101612 Collision Damage Recovery-Reserve             (15,307,081)
       Collision Damage                               12,373,781             --         (1,146,144)                --

101100 Accounts Receivable Other                       2,644,801
101101 Interest Receivable
101110 Travel Advances
101111 Other Advances to Employees                       369,704                                               (6,900)
101116 Notes Receivable
101135 Ins Premium Receivable
       Other Receivables                               3,014,505             --                 --             (6,900)

       Total Vehicle and Other Receivables            40,607,434         17,962        (26,787,404)        (2,094,447)

       Total Gross Receivables                        59,641,577         17,962        (36,208,768)        (2,275,450)

       Less: Provision                                (4,440,873)                                             402,408

       Total Net Receivables                          55,200,704         17,962        (36,208,768)        (1,873,042)

                                                                         January 31, 2002
                                                     January 31, 2002      Balance Per
                                                         Balance          General Ledger            Variance       Current
                                                     ----------------    ----------------           --------     -----------

101200 Unbilled Revenue                                         --                                     --                --
101205 Corporate Accounts                                       --                                     --                --
101210 T/A & Tour Operators                             10,019,119           10,019,119                --                 0
101215 Open Contracts                                                                --                --                --
       Corporate / TA & TO                              10,019,119           10,019,119                --                 0

101220 Master Card / Visa                                  400,132              400,132                --               132
101221 Amex                                                     --                                     --                --
101222 Diners Club                                              --                                     --                --
101223 Discover                                                 --                                     --                --
101225 A/R Japan CB Credit Cards                                --                   --                --                --
101235 Credit Card to Cash Switches                          4,228                4,228                --                --
101236 Credit Card to Voucher switches                          --                                     --                --
101237 Credit Card Data Trans Errors                       (29,876)             (29,876)               --                --
101238 Credit Card Chargebacks                              47,473               47,473                --                (0)
101240 A/R MC/Visa Odyssey Clearing                                                  --                --                --
       Credit Cards                                        421,957              421,957                --               132

101250 Returned Checks                                          --                                     --                --
101251 Forced Charges                                          128                  128                (0)                0
101252 Coupon Clearing                                    (290,440)            (290,440)               --          (290,440)
101260 Clearing Accounts                                  (764,232)            (764,232)               --          (764,232)
101265 Unapplied Pymts                                      45,243               45,243                --            45,243
101290 Fees Due From Licensees                                  --                                     --                --
101291 A/R Licensee Clearing                                    --                                     --                --
       Other                                            (1,009,301)          (1,009,301)               (0)       (1,009,429)

       Total Trade Receivables                           9,431,776            9,431,776                (0)       (1,009,297)

101501 Buyback A/R Proceeds                                     --                                     --                --
101502 Buyback A/R                                              --                                     --                --
101503 A/R Holding Bank Dep Clearing                            --                                     --                --
       Vehicle Recs - Manufacturer - Buybacks                   --                   --                --                --

101500 Predelivery Inspection & Warranty                        --                                     --                --
101504 Mfg Allowances/Rebates                            1,232,375            1,232,375                --                --
101505 Mfg Misc Receivables                              3,033,304            3,033,304                --         1,082,640
101506 Mfg Misc Receivables                             (4,435,345)          (4,435,345)               --        (4,435,345)
101507 Mfg Disposal in Process - Cost                   17,891,443           17,891,443                --        15,832,138
101508 Mfg Keep Receivables                                     --                                     --                --
101600 Veh Sales A/R (Non-Mfg) - Cost                  (19,600,992)         (19,600,992)               --       (19,600,992)
101602 Veh Sales A/R (Non-Mfg) - Reser                          --                                     --                --
101605 Vehicles Sales Clearing                            (612,481)            (612,481)               --          (612,481)
       Vehicle Recs - Manufacturer - Other              (2,491,696)          (2,491,696)               --        (7,734,040)

101610 Collision Damage Recovery                        26,534,718           26,534,718                --                --
101612 Collision Damage Recovery-Reserve               (15,307,081)         (15,307,081)               --                --
       Collision Damage                                 11,227,637           11,227,637                --                --

101100 Accounts Receivable Other                         2,644,801            2,644,801                --         2,644,801
101101 Interest Receivable                                                                                            --
101110 Travel Advances                                          --                                     --                --
101111 Other Advances to Employees                         362,804              362,804                --           362,804
101116 Notes Receivable                                         --                                     --                --
101135 Ins Premium Receivable                                   --                                     --                --
       Other Receivables                                 3,007,605            3,007,605                --         3,007,605

       Total Vehicle and Other Receivables              11,743,545           11,743,545                --        (4,726,436)

       Total Gross Receivables                          21,175,321           21,175,321                (0)       (5,735,732)

       Less: Provision                                  (4,038,465)          (4,038,465)               --

       Total Net Receivables                            17,136,856           17,136,856                (0)



                                                         30-60          60-90           90-120         Over 120
                                                       ---------      ---------        ---------      -----------

101200 Unbilled Revenue
101205 Corporate Accounts
101210 T/A & Tour Operators                                            2,575,223       4,374,451        3,069,445
101215 Open Contracts
       Corporate / TA & TO                                    --       2,575,223       4,374,451        3,069,445

101220 Master Card / Visa                                     --         400,000
101221 Amex
101222 Diners Club
101223 Discover
101225 A/R Japan CB Credit Cards                              --
101235 Credit Card to Cash Switches                                        4,228
101236 Credit Card to Voucher switches
101237 Credit Card Data Trans Errors                          --          (7,986)         34,857          (56,747)
101238 Credit Card Chargebacks                                --          47,473
101240 A/R MC/Visa Odyssey Clearing
       Credit Cards                                           --         443,715          34,857          (56,747)

101250 Returned Checks
101251 Forced Charges                                         --             128
101252 Coupon Clearing
101260 Clearing Accounts
101265 Unapplied Pymts
101290 Fees Due From Licensees
101291 A/R Licensee Clearing
       Other                                                  --             128              --               --

       Total Trade Receivables                                --       3,019,066       4,409,308        3,012,698

101501 Buyback A/R Proceeds
101502 Buyback A/R
101503 A/R Holding Bank Dep Clearing
       Vehicle Recs - Manufacturer - Buybacks                 --              --              --               --

101500 Predelivery Inspection & Warranty
101504 Mfg Allowances/Rebates                                            244,500         987,875
101505 Mfg Misc Receivables                              725,931         526,824         697,909
101506 Mfg Misc Receivables
101507 Mfg Disposal in Process - Cost                    547,478         289,841       1,221,986
101508 Mfg Keep Receivables
101600 Veh Sales A/R (Non-Mfg) - Cost
101602 Veh Sales A/R (Non-Mfg) - Reser
101605 Vehicles Sales Clearing
       Vehicle Recs - Manufacturer - Other             1,273,409       1,061,165       2,907,770               --

101610 Collision Damage Recovery                                       2,044,568       1,746,720       22,743,430
101612 Collision Damage Recovery-Reserve                              (1,157,290)       (985,681)     (13,164,110)
       Collision Damage                                       --         887,278         761,039        9,579,320

101100 Accounts Receivable Other
101101 Interest Receivable                                                    --              --
101110 Travel Advances
101111 Other Advances to Employees
101116 Notes Receivable
101135 Ins Premium Receivable
       Other Receivables                                      --              --              --               --

       Total Vehicle and Other Receivables             1,273,409       1,948,443       3,668,809        9,579,320

       Total Gross Receivables                         1,273,409       4,967,509       8,078,117       12,592,018

       Less: Provision

       Total Net Receivables

ANC  CORPORATE & Others
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 551, 594, 599, 601, 602, 603, 131, 703

                                                December 31,       Amounts         Amounts        Adjustments      January 31,
                                                    2001        Billed During  Collected During      During           2002
                                                  Balance         The Period      The Period       The Period        Balance
                                                -----------     -------------  ----------------   -----------      -----------
     101200 Unbilled Revenue                             --                                                                 --
     101205 Corporate Accounts                                                                                              --
     101210 T/A & Tour Operators                                                                                            --
     101215 Open Contracts                                                                                                  --
                                                -----------      -----------     -----------      -----------      -----------
     Corporate / TA & TO                                 --               --              --               --               --

     101220 Master Card / Visa                                                                                              --
     101221 Amex                                                                                                            --
     101222 Diners Club                                                                                                     --
     101223 Discover                                                                                                        --
     101225 A/R Japan CB Credit Cards                                                                                       --
     101235 Credit Card to Cash Switches                                                                                    --
     101236 Credit Card to Voucher switches                                                                                 --
     101237 Credit Card Data Trans Errors                                                                                   --
     101238 Credit Card Chargebacks                                                                                         --
     101240 A/R MC/Visa Odyssey Clearing                                                                                    --
                                                -----------      -----------     -----------      -----------      -----------
     Credit Cards                                        --               --              --               --               --

     101250 Returned Checks                                                                                                 --
     101251 Forced Charges                                                                                                  --
     101252 Coupon Clearing                                                                                                 --
     101260 Clearing Accounts                                                                                               --
     101265 Unapplied Pymts                                                                                                 --
     101290 Fees Due From Licensees                                                                                         --
     101291 A/R Licensee Clearing                                                                                           --
                                                -----------      -----------     -----------      -----------      -----------
     Other                                               --               --              --               --               --
                                                -----------      -----------     -----------      -----------      -----------
     Total Trade Receivables                             --               --              --               --               --

     101501 Buyback A/R Proceeds                                                                                            --
     101502 Buyback A/R                                                                                                     --
     101503 A/R Holding Bank Dep Clearing                                                                                   --
                                                -----------      -----------     -----------      -----------      -----------
     Vehicle Recs - Manufacturer - Buybacks              --               --              --               --               --

     101500 Predelivery Inspection & Warranty                                                                               --
     101504 Mfg Allowances/Rebates                                                                                          --
     101505 Mfg Misc Receivables                                                                                            --
     101507 Mfg Disposal in Process - Cost                                                                                  --
     101508 Mfg Keep Receivables                                                                                            --
     101600 Veh Sales A/R (Non-Mfg) - Cost                                                                                  --
     101602 Veh Sales A/R (Non-Mfg) - Reser                                                                                 --
     101605 Vehicles Sales Clearing                                                                                         --
                                                -----------      -----------     -----------      -----------      -----------
     Vehicle Recs - Manufacturer - Other                 --               --              --               --               --

     101610 Collision Damage Recovery                                                                                       --
     101612 Collision Damage Recovery-Reserve                                                                               --

                                                -----------      -----------     -----------      -----------      -----------
     Collision Damage                                    --               --              --               --               --

     101100 Accounts Receivable Other               554,117                                                            554,117
     101101 Interest Receivable                      50,901          443,208         (50,896)                          443,213
     101110 Travel Advances                          10,050                                                             10,050
         101111 Other Advances to Employees         202,717                                            22,314          225,031

     101116 Notes Receivable                                                                                                --
     101135 Ins Premium Receivable                                                                                          --

                                                -----------      -----------     -----------      -----------      -----------
     Other Receivables                              817,785          443,208         (50,896)          22,314        1,232,411

     Total Vehicle and Other Receivables            817,785          443,208         (50,896)          22,314        1,232,411

                                                -----------      -----------     -----------      -----------      -----------
     Total Gross Receivables                        817,785          443,208         (50,896)          22,314        1,232,411
                                                -----------      -----------     -----------      -----------      -----------

     Less: Provision                               (402,550)                                                          (402,550)

                                                -----------      -----------     -----------      -----------      -----------
     Total Net Receivables                          415,235          443,208         (50,896)          22,314          829,861
                                                -----------      -----------     -----------      -----------      -----------

                                              January 31, 2002
                                                Balance Per
                                               General Ledger  Variance      Current        30-60   60-90    90-120    Over 120
                                              ---------------- --------    -----------      -----   -----    ------    --------
     101200 Unbilled Revenue                             --        --               --
     101205 Corporate Accounts                                     --               --
     101210 T/A & Tour Operators                                   --               --
     101215 Open Contracts                                         --               --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Corporate / TA & TO                                 --        --               --         --      --       --        --

     101220 Master Card / Visa                                     --               --
     101221 Amex                                                   --               --
     101222 Diners Club                                            --               --
     101223 Discover                                               --               --
     101225 A/R Japan CB Credit Cards                              --               --
     101235 Credit Card to Cash Switches                           --               --
     101236 Credit Card to Voucher switches                        --               --
     101237 Credit Card Data Trans Errors                          --               --
     101238 Credit Card Chargebacks                                --               --
     101240 A/R MC/Visa Odyssey Clearing                           --               --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Credit Cards                                        --        --               --         --      --       --        --

     101250 Returned Checks                                        --               --
     101251 Forced Charges                                         --               --
     101252 Coupon Clearing                                        --               --
     101260 Clearing Accounts                                      --               --
     101265 Unapplied Pymts                                        --               --
     101290 Fees Due From Licensees                                --               --
     101291 A/R Licensee Clearing                                  --               --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Other                                               --        --               --         --      --       --        --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Total Trade Receivables                             --        --               --         --      --       --        --

     101501 Buyback A/R Proceeds                                   --               --
     101502 Buyback A/R                                            --               --
     101503 A/R Holding Bank Dep Clearing                          --               --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Vehicle Recs - Manufacturer - Buybacks              --        --               --         --      --       --        --

     101500 Predelivery Inspection & Warranty                      --               --
     101504 Mfg Allowances/Rebates                                 --               --
     101505 Mfg Misc Receivables                                   --               --
     101507 Mfg Disposal in Process - Cost                         --               --
     101508 Mfg Keep Receivables                                   --               --
     101600 Veh Sales A/R (Non-Mfg) - Cost                         --               --
     101602 Veh Sales A/R (Non-Mfg) - Reser                        --               --
     101605 Vehicles Sales Clearing                      --        --               --
                                                -----------      ----      -----------       ----    ----     ----      ----
     Vehicle Recs - Manufacturer - Other                 --        --               --         --      --       --        --

     101610 Collision Damage Recovery                              --               --
     101612 Collision Damage Recovery-Reserve                      --               --

                                                -----------      ----      -----------       ----    ----     ----      ----
     Collision Damage                                    --        --               --         --      --       --        --



     101100 Accounts Receivable Other               554,117        --          554,117
     101101 Interest Receivable                     443,213        --          443,213
     101110 Travel Advances                          10,050        --           10,050
         101111 Other Advances to Employees         225,031        --          225,031

     101116 Notes Receivable                                       --               --
     101135 Ins Premium Receivable                                 --               --

                                                -----------      ----      -----------       ----    ----     ----      ----
     Other Receivables                            1,232,411        --        1,232,411         --      --       --        --

     Total Vehicle and Other Receivables          1,232,411        --        1,232,411         --      --       --        --

                                                -----------      ----      -----------       ----    ----     ----      ----
     Total Gross Receivables                      1,232,411        --        1,232,411         --      --       --        --
                                                -----------      ----      -----------       ----    ----     ----      ----

     Less: Provision                               (402,550)       --

                                                -----------      ----
     Total Net Receivables                          829,861        --
                                                -----------      ----

COMBINED
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - ALL


                                                       December 31,       Amounts         Amounts        Adjustments
                                                           2001        Billed During  Collected During      During
                                                         Balance         The Period      The Period       The Period
                                                       -----------     -------------  ----------------   -----------
     101200 Unbilled Revenue                               242,077               --              --               --
     101205 Corporate Accounts                           3,265,347               --      (2,093,051)        (213,322)
     101210 T/A & Tour Operators                        20,586,175               --      (9,897,482)        (265,459)
     101215 Open Contracts                                      --               --              --               --
                                                       -----------      -----------     -----------      -----------
            Corporate / TA & TO                         24,093,599               --     (11,990,533)        (478,782)

     101220 Master Card / Visa                             500,000               --              --              132
     101221 Amex                                                --               --              --               --
     101222 Diners Club                                         --               --              --               --
     101223 Discover                                            --               --              --               --
     101225 A/R Japan CB Credit Cards                          (41)              --              --               41
     101235 Credit Card to Cash Switches                     5,592               --              --           (1,364)
     101236 Credit Card to Voucher switches                     --               --              --               --
     101237 Credit Card Data Trans Errors                  (29,876)              --              --               --
     101238 Credit Card Chargebacks                        255,160               --          (8,662)        (162,199)
     101240 A/R MC/Visa Odyssey Clearing                        --               --              --               --
                                                       -----------      -----------     -----------      -----------
            Credit Cards                                   730,835               --          (8,662)        (163,389)

     101250 Returned Checks                                    609               --              --           (5,526)
     101251 Forced Charges                                 361,204               --         (10,105)        (350,971)
     101252 Coupon Clearing                               (373,724)              --          57,607           79,742
     101260 Clearing Accounts                              314,340               --              --           23,576
     101265 Unapplied Pymts                                 (2,718)              --              --           47,961
     101290 Fees Due From Licensees                        425,757          228,757        (216,869)         (12,836)
     101291 A/R Licensee Clearing                               --               --              --               --
                                                       -----------      -----------     -----------      -----------
            Other                                          725,468          228,757        (169,367)        (218,055)
                                                       -----------      -----------     -----------      -----------
            Total Trade Receivables                     25,549,902          228,757     (12,168,562)        (860,225)

     101501 Buyback A/R Proceeds                          (714,844)              --              --       (8,429,123)
     101502 Buyback A/R                                 16,136,944       16,241,018              --       (7,964,271)
     101503 A/R Holding Bank Dep Clearing               (1,593,668)             401              --         (379,853)
                                                       -----------      -----------     -----------      -----------
            Vehicle Recs - Manufacturer - Buybacks      13,828,432       16,241,419              --      (16,773,248)

     101500 Predelivery Inspection & Warranty            2,542,589               --          (9,384)              --
     101504 Mfg Allowances/Rebates                       3,049,329               --              --               --
     101505 Mfg Misc Receivables                         3,101,332           17,962              (0)          (8,705)
     101506 Mfg Misc Receivables                            (9,957)         257,978      (4,283,057)        (432,197)
     101507 Mfg Disposal in Process - Cost              22,243,597               --              --       (4,352,154)
     101508 Mfg Keep Receivables                                --               --              --               --
     101600 Veh Sales A/R (Non-Mfg) - Cost               1,296,390               --     (20,897,382)              --
     101602 Veh Sales A/R (Non-Mfg) - Reser                     --               --              --               --
     101605 Vehicles Sales Clearing                     (1,559,109)       2,036,798        (460,820)         293,709
                                                       -----------      -----------     -----------      -----------
            Vehicle Recs - Manufacturer - Other         30,664,171        2,312,738     (25,650,644)      (4,499,347)

     101610 Collision Damage Recovery                   40,266,167               --      (2,029,148)        (324,855)
     101612 Collision Damage Recovery-Reserve          (22,054,513)              --              --          324,880
                                                       -----------      -----------     -----------      -----------
            Collision Damage                            18,211,654               --      (2,029,148)              25

     101100 Accounts Receivable Other                    6,472,487            5,604         (20,270)           7,350
     101101 Interest Receivable                             50,901          443,208         (50,896)              --
     101110 Travel Advances                                 10,533              175              --               --
     101111 Other Advances to Employees                    798,849               --              --           (1,646)
     101116 Notes Receivable                                90,000               --          (5,000)              --
     101135 Ins Premium Receivable                         140,382               --              --               --
                                                       -----------      -----------     -----------      -----------
            Other Receivables                            7,563,152          448,987         (76,166)           5,704

            Total Vehicle and Other Receivables         70,267,409       19,003,144     (27,755,958)     (21,266,865)

            Total Gross Receivables                     95,817,311       19,231,901     (39,924,520)     (22,127,091)

            Less: Provision                             (6,119,222)              --              --          546,794

            Total Net Receivables                       89,698,089       19,231,901     (39,924,520)     (21,580,297)
                                                       -----------      -----------     -----------      -----------

                                                                          January 31,
                                                        January 31,          2002
                                                           2002           Balance Per
                                                          Balance        General Ledger     Variance      Current           30-60
                                                        -----------      --------------     --------    -----------      -----------
     101200 Unbilled Revenue                                242,077           242,077           --               --               --
     101205 Corporate Accounts                              958,974           958,974           --               --               --
     101210 T/A & Tour Operators                         10,423,234        10,423,234           --                0               --
     101215 Open Contracts                                       --                --           --               --               --
                                                        -----------       -----------         ----      -----------      -----------
            Corporate / TA & TO                          11,624,285        11,624,285           --                0               --

     101220 Master Card / Visa                              500,132           500,132           --              132               --
     101221 Amex                                                 --                --           --               --               --
     101222 Diners Club                                          --                --           --               --               --
     101223 Discover                                             --                --           --               --               --
     101225 A/R Japan CB Credit Cards                            --                --           --               --               --
     101235 Credit Card to Cash Switches                      4,228             4,228           --               --               --
     101236 Credit Card to Voucher switches                      --                --           --               --               --
     101237 Credit Card Data Trans Errors                   (29,876)          (29,876)          --               --               --
     101238 Credit Card Chargebacks                          84,299            84,299           --               (0)              --
     101240 A/R MC/Visa Odyssey Clearing                         --                --           --               --               --
                                                        -----------       -----------         ----      -----------      -----------
            Credit Cards                                    558,784           558,784           --              132               --

     101250 Returned Checks                                  (4,917)           (4,917)          --               --               --
     101251 Forced Charges                                      128               128           (0)               0               --
     101252 Coupon Clearing                                (236,375)         (236,375)          --         (290,440)              --
     101260 Clearing Accounts                               337,916           337,916           --         (697,784)              --
     101265 Unapplied Pymts                                  45,243            45,243           --           45,243               --
     101290 Fees Due From Licensees                         424,809           424,809           --                0               --
     101291 A/R Licensee Clearing                                --                --           --               --               --
                                                        -----------       -----------         ----      -----------      -----------
            Other                                           566,803           566,803           (0)        (942,981)              --
                                                        -----------       -----------         ----      -----------      -----------
            Total Trade Receivables                      12,749,872        12,749,872           (0)        (942,849)              --

     101501 Buyback A/R Proceeds                         (9,143,968)       (9,143,968)          --       (9,143,968)              --
     101502 Buyback A/R                                  24,413,691        24,413,691           --       21,440,104        1,176,740
     101503 A/R Holding Bank Dep Clearing                (1,973,120)       (1,973,120)          --       (1,973,120)              --
                                                        -----------       -----------         ----      -----------      -----------
            Vehicle Recs - Manufacturer - Buybacks       13,296,603        13,296,603           --       10,323,016        1,176,740

     101500 Predelivery Inspection & Warranty             2,533,205         2,533,205           --               --               --
     101504 Mfg Allowances/Rebates                        3,049,329         3,049,329           --               --           15,450
     101505 Mfg Misc Receivables                          3,110,589         3,110,589           --        1,082,640          725,931
     101506 Mfg Misc Receivables                         (4,467,233)       (4,467,233)          --       (4,467,233)              --
     101507 Mfg Disposal in Process - Cost               17,891,443        17,891,443           --       15,832,138          547,478
     101508 Mfg Keep Receivables                                 --                --           --               --               --
     101600 Veh Sales A/R (Non-Mfg) - Cost              (19,600,992)      (19,600,992)          --      (19,600,992)              --
     101602 Veh Sales A/R (Non-Mfg) - Reser                      --                --           --               --               --
     101605 Vehicles Sales Clearing                         310,578           310,578           --         (200,335)         155,166
                                                        -----------       -----------         ----      -----------      -----------
            Vehicle Recs - Manufacturer - Other           2,826,919         2,826,919           --       (7,353,782)       1,444,025

     101610 Collision Damage Recovery                    37,912,164        37,912,164           --                0               --
     101612 Collision Damage Recovery-Reserve           (21,729,633)      (21,729,633)          --               (0)              --
                                                        -----------       -----------         ----      -----------      -----------
            Collision Damage                             16,182,531        16,182,531           --                0               --

     101100 Accounts Receivable Other                     6,465,171         6,465,171           --        6,465,171               --
     101101 Interest Receivable                             443,213           443,213           --          443,213               --
     101110 Travel Advances                                  10,708            10,708           --           10,708               --
     101111 Other Advances to Employees                     797,203           797,203           --          797,203               --
     101116 Notes Receivable                                 85,000            85,000           --           85,000               --
     101135 Ins Premium Receivable                          140,382           140,382           --               --               --
                                                        -----------       -----------         ----      -----------      -----------
            Other Receivables                             7,941,677         7,941,677           --        7,801,295               --

            Total Vehicle and Other Receivables          40,247,729        40,247,729           --       10,770,528        2,620,765

            Total Gross Receivables                      52,997,602        52,997,602           (0)       9,827,679        2,620,765

            Less: Provision                              (5,572,428)       (5,572,428)          --               --               --

            Total Net Receivables                        47,425,173        47,425,173           (0)       9,827,679        2,620,765
                                                        -----------       -----------         ----      -----------      -----------

                                                          90-120          Over 120           60-90
                                                       -----------      -----------       -----------
     101200 Unbilled Revenue                                    --               --           242,077
     101205 Corporate Accounts                              55,464          (14,981)          918,491
     101210 T/A & Tour Operators                         4,595,915        3,073,087         2,754,232
     101215 Open Contracts                                      --               --                --
                                                       -----------      -----------       -----------
            Corporate / TA & TO                          4,651,379        3,058,106         3,914,799

     101220 Master Card / Visa                                  --               --           500,000
     101221 Amex                                                --               --                --
     101222 Diners Club                                         --               --                --
     101223 Discover                                            --               --                --
     101225 A/R Japan CB Credit Cards                           --               --                --
     101235 Credit Card to Cash Switches                        --               --             4,228
     101236 Credit Card to Voucher switches                     --               --                --
     101237 Credit Card Data Trans Errors                   34,857          (56,747)           (7,986)
     101238 Credit Card Chargebacks                             --               --            84,300
     101240 A/R MC/Visa Odyssey Clearing                        --               --                --
                                                       -----------      -----------       -----------
            Credit Cards                                    34,857          (56,747)          580,542

     101250 Returned Checks                                  2,693           (7,610)               --
     101251 Forced Charges                                      --               --               128
     101252 Coupon Clearing                                     --               --            54,065
     101260 Clearing Accounts                                   --        1,004,527            31,173
     101265 Unapplied Pymts                                     --               --                --
     101290 Fees Due From Licensees                             --               --           424,809
     101291 A/R Licensee Clearing                               --               --                --
                                                       -----------      -----------       -----------
            Other                                            2,693          996,917           510,175
                                                       -----------      -----------       -----------
            Total Trade Receivables                      4,688,929        3,998,276         5,005,516

     101501 Buyback A/R Proceeds                                --               --                --
     101502 Buyback A/R                                  1,384,256               --           412,591
     101503 A/R Holding Bank Dep Clearing                       --               --                --
                                                       -----------      -----------       -----------
            Vehicle Recs - Manufacturer - Buybacks       1,384,256               --           412,591

     101500 Predelivery Inspection & Warranty                   --               --         2,533,205
     101504 Mfg Allowances/Rebates                       2,661,929               --           371,950
     101505 Mfg Misc Receivables                           731,609               --           570,409
     101506 Mfg Misc Receivables                                --               --                --
     101507 Mfg Disposal in Process - Cost               1,221,986               --           289,841
     101508 Mfg Keep Receivables                                --               --                --
     101600 Veh Sales A/R (Non-Mfg) - Cost                      --               --                --
     101602 Veh Sales A/R (Non-Mfg) - Reser                     --               --                --
     101605 Vehicles Sales Clearing                         78,091               --           277,656
                                                       -----------      -----------       -----------
            Vehicle Recs - Manufacturer - Other          4,693,615               --         4,043,061

     101610 Collision Damage Recovery                    3,089,970       32,439,056         2,383,138
     101612 Collision Damage Recovery-Reserve           (1,610,026)     (18,775,293)       (1,344,314)
                                                       -----------      -----------       -----------
            Collision Damage                             1,479,944       13,663,763         1,038,824

     101100 Accounts Receivable Other                           --               --                --
     101101 Interest Receivable                                 --               --                --
     101110 Travel Advances                                     --               --                --
     101111 Other Advances to Employees                         --               --                --
     101116 Notes Receivable                                    --               --                --
     101135 Ins Premium Receivable                              --               --           140,382
                                                       -----------      -----------       -----------
            Other Receivables                                   --               --           140,382

            Total Vehicle and Other Receivables          7,557,815       13,663,763         5,634,858

            Total Gross Receivables                     12,246,744       17,662,039        10,640,374

            Less: Provision                                     --               --                --

            Total Net Receivables                       12,246,744       17,662,039        10,640,374
                                                       -----------      -----------       -----------

NATIONAL CAR RENTAL
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 101, 107, 110, 196

                                                    December 31,       Amounts         Amounts        Adjustments      January 31,
                                                       2001         Billed During  Collected During     During            2002
                                                      Balance         The Period      The Period      The Period         Balance
                                                    -----------     -------------  ----------------   -----------      -----------
   131200 Unbilled Revenue                             858,917          522,946                             (439)       1,381,424
   131205 Corporate Accounts                         7,320,302        4,468,778      (4,640,547)         229,038        7,377,571
   131210 T/A & Tour Operators                       1,524,994        2,016,007      (1,379,080)        (115,909)       2,046,012
   131215 Open Contracts                            10,700,000                                                         10,700,000
                                                    ----------       ----------     -----------          -------       ----------
          Corporate/TA & TO                         20,404,213        7,007,731      (6,019,627)         112,690       21,505,007

   131220 Master Card / Visa                         3,396,218       47,131,462     (47,299,664)         (48,428)       3,179,588
   131221 Amex                                       3,009,682       28,759,949     (28,021,665)         (58,418)       3,689,548
   131222 Diners Club                                  456,607        3,724,769      (3,198,266)          (2,168)         980,942
   131223 Discover                                     249,712        2,200,174      (2,354,696)            (365)          94,825
   131225 A/R Japan CB Credit Cards                                                                                            --
   131235 Credit Card to Cash Switches                                                                                         --
   131236 Credit Card to Voucher switches                                                                                      --
   131237 Credit Card Data Trans Errors                                                                                        --
   131238 Credit Card Chargebacks                      113,651          128,095         (20,819)         (24,374)         196,553
   131240 A/R MC/Visa Odyssey Clearing                 109,263                                           (54,398)          54,865
                                                    ----------       ----------     -----------          -------       ----------
          Credit Cards                               7,335,133       81,944,449     (80,895,110)        (188,151)       8,196,321

   131250 Returned Checks                               38,422                                             7,729           46,151
   131251 Forced Charges                                                                                                       --
   131252 Coupon Clearing                               11,040                          224,085         (213,588)          21,537
   131260 Clearing Accounts                             (4,578)                        (197,627)         137,655          (64,550)
   131265 Unapplied Pymts                             (410,643)                        (577,543)         655,976         (332,210)
   131290 Fees Due From Licensees                    1,968,466          644,946        (798,321)               2        1,815,093
   131291 A/R Licensee Clearing                        (47,578)         (68,318)                               1         (115,895)
                                                    ----------       ----------     -----------          -------       ----------
          Other                                      1,555,129          576,628      (1,349,406)         587,774        1,370,125
                                                    ----------       ----------     -----------          -------       ----------

          Total Trade Receivables                   29,294,475       89,528,808     (88,264,143)         512,313       31,071,453
                                                    ----------       ----------     -----------          -------       ----------

   131501 Buyback A/R Proceeds                                                                                                 --
   131502 Buyback A/R                                                                                                          --
   131503 A/R Holding Bank Dep Clearing                                                                                        --
                                                    ----------       ----------     -----------          -------       ----------
          Vehicle Recs - Manufacturer - Buybacks            --               --              --              --                --

   131500 Predelivery Inspection & Warranty            851,031          837,284                                         1,688,315
   131504 Mfg Allowances/Rebates                                                                                               --
   131505 Mfg Misc Receivables                          18,455            8,055                                            26,510
   131506 Mfg Disposal in Process - Cost               (18,774)                                          18,774                --
   131508 Mfg Keep Receivables
   131600 Veh Sales A/R (Non-Mfg) - Cost
   131602 Veh Sales A/R (Non-Mfg) - Reser
   131605 Vehicles Sales Clearing
                                                    ----------       ----------     -----------          -------       ----------
          Vehicle Recs - Manufacturer - Other          850,712          845,339              --          18,774         1,714,825  -

   131610 Collision Damage Recovery                  2,989,333        2,551,393        (750,421)         (67,431)       4,722,875
   131612 Collision Damage Recovery-Reserve           (979,151)                                         (878,972)      (1,858,123)
                                                    ----------       ----------     -----------          -------       ----------
          Collision Damage                           2,010,182        2,551,393        (750,421)        (946,402)       2,864,752
   131100 Accounts Receivable Other                    228,905          237,540        (199,822)                          266,624
          Interest Receivable                                                                                                  --
   131110 Travel Advances                                                                                                      --
   131111 Other Advances to Employees                   14,177                                                             14,177
   131116 Notes Receivable                                                                                                     --
   131135 Ins Premium Receivable                       244,763          305,517        (244,763)                          305,517
                                                    ----------       ----------     -----------          -------       ----------
          Other Receivables                            487,845          543,057        (444,585)              --          586,318

          Total Vehicle and Other Receivables        3,348,739        3,939,790      (1,195,006)        (927,628)       5,165,895
                                                    ----------       ----------     -----------          -------       ----------
          Total Gross Receivables                   32,643,214       93,468,598     (89,459,149)        (415,316)      36,237,347

          Less: Provision                             (442,103)                                         (110,203)        (552,306)
                                                    ----------       ----------     -----------          -------       ----------
          Total Net Receivables                     32,201,111       93,468,598     (89,459,149)        (525,519)      35,685,041
                                                    ----------       ----------     -----------          -------       ----------

                                                January 31,
                                                   2002
                                                Balance Per
                                               General Ledger     Variance       Current          30-60             60-90
                                               --------------     --------     -----------      ----------        ---------
   131200 Unbilled Revenue                           1,381,424        --        1,381,424
   131205 Corporate Accounts                         7,377,571        --        4,204,524        2,731,106         440,494
   131210 T/A & Tour Operators                       2,046,012        --        1,570,053          307,774         168,185
   131215 Open Contracts                            10,700,000        --       10,700,000
                                                    ----------                 ----------        ---------         -------
          Corporate/TA & TO                         21,505,007        --       17,856,001        3,038,880         608,679

   131220 Master Card / Visa                         3,179,588        --        3,179,588
   131221 Amex                                       3,689,548        --        3,689,548
   131222 Diners Club                                  980,942        --          980,942
   131223 Discover                                      94,825        --           94,825
   131225 A/R Japan CB Credit Cards                                   --               --
   131235 Credit Card to Cash Switches                                --               --
   131236 Credit Card to Voucher switches                             --               --
   131237 Credit Card Data Trans Errors                               --               --
   131238 Credit Card Chargebacks                      196,553        --           84,055           73,599          38,899
   131240 A/R MC/Visa Odyssey Clearing                  54,865        --           54,865
                                                    ----------                 ----------        ---------         -------
          Credit Cards                               8,196,321        --        8,083,823           73,599          38,899

   131250 Returned Checks                               46,151        --           41,243            3,092           1,815
   131251 Forced Charges                                              --               --
   131252 Coupon Clearing                                21,537       --           21,537
   131260 Clearing Accounts                             (64,550)      --          (64,550)
   131265 Unapplied Pymts                              (332,210)      --         (332,210)
   131290 Fees Due From Licensees                     1,815,093       --        1,153,531          529,978         131,584
   131291 A/R Licensee Clearing                        (115,895)      --         (115,895)
                                                     ----------                ----------        ---------         -------
          Other                                       1,370,125       --          703,656          533,070         133,399
                                                     ----------                ----------        ---------         -------

          Total Trade Receivables                    31,071,453       --       26,643,479        3,645,549         780,977
                                                     ----------                ----------        ---------         -------

   131501 Buyback A/R Proceeds                                        --              --
   131502 Buyback A/R                                                 --              --
   131503 A/R Holding Bank Dep Clearing                               --              --
                                                     ----------                ----------        ---------         -------
          Vehicle Recs - Manufacturer - Buybacks             --       --               --               --              --

   131500 Predelivery Inspection & Warranty           1,688,315       --          918,370          769,945
   131504 Mfg Allowances/Rebates                                      --               --
   131505 Mfg Misc Receivables                           26,510       --            8,055           18,455
   131506 Mfg Disposal in Process - Cost                     --       --               --
   131508 Mfg Keep Receivables                               --                        --               --
   131600 Veh Sales A/R (Non-Mfg) - Cost                     --                        --               --
   131602 Veh Sales A/R (Non-Mfg) - Reser                    --                        --               --
   131605 Vehicles Sales Clearing                            --                        --               --
                                                     ----------                ----------        ---------         -------
          Vehicle Recs - Manufacturer - Other        1,714,825       --          926,425          788,400              --

   131610 Collision Damage Recovery                   4,722,875       --        2,472,631        1,409,143         841,101
   131612 Collision Damage Recovery-Reserve          (1,858,123)      --         (852,925)        (610,200)       (394,998)
                                                     ----------                ----------        ---------         -------
          Collision Damage                            2,864,752       --        1,619,706          798,943         446,103

   131100 Accounts Receivable Other                     266,624       --          266,624
          Interest Receivable                                         --               --
   131110 Travel Advances                                             --               --
   131111 Other Advances to Employees                    14,177       --           14,177
   131116 Notes Receivable                                            --               --
   131135 Ins Premium Receivable                        305,517       --          305,517
                                                     ----------                ----------        ---------         -------
          Other Receivables                             586,318       --          586,318               --              --

          Total Vehicle and Other Receivables         5,165,895       --        3,132,449        1,587,343         446,103
                                                     ----------                ----------        ---------         -------
          Total Gross Receivables                    36,237,347       --       29,775,928        5,232,892       1,227,080

          Less: Provision                              (552,306)      --
                                                     ----------                ----------        ---------         -------
          Total Net Receivables                      35,685,041       --
                                                     ----------                ----------        ---------         -------

                                                       90-120              Over 120
                                                       ------              --------
   131200 Unbilled Revenue
   131205 Corporate Accounts                            1,012              435
   131210 T/A & Tour Operators
   131215 Open Contracts
                                                        -----              ---
          Corporate/TA & TO                             1,012              435

   131220 Master Card / Visa
   131221 Amex
   131222 Diners Club
   131223 Discover
   131225 A/R Japan CB Credit Cards
   131235 Credit Card to Cash Switches
   131236 Credit Card to Voucher switches
   131237 Credit Card Data Trans Errors
   131238 Credit Card Chargebacks
   131240 A/R MC/Visa Odyssey Clearing
                                                        -----              ---
          Credit Cards                                     --               --

   131250 Returned Checks
   131251 Forced Charges
   131252 Coupon Clearing
   131260 Clearing Accounts
   131265 Unapplied Pymts
   131290 Fees Due From Licensees
   131291 A/R Licensee Clearing
                                                        -----              ---
          Other                                            --               --
                                                        -----              ---

          Total Trade Receivables                       1,012              435
                                                        -----              ---

   131501 Buyback A/R Proceeds
   131502 Buyback A/R
   131503 A/R Holding Bank Dep Clearing
                                                        -----              ---
          Vehicle Recs - Manufacturer - Buybacks           --               --

   131500 Predelivery Inspection & Warranty
   131504 Mfg Allowances/Rebates
   131505 Mfg Misc Receivables
   131506 Mfg Disposal in Process - Cost
   131508 Mfg Keep Receivables
   131600 Veh Sales A/R (Non-Mfg) - Cost
   131602 Veh Sales A/R (Non-Mfg) - Reser
   131605 Vehicles Sales Clearing
                                                        -----              ---
          Vehicle Recs - Manufacturer - Other              --               --

   131610 Collision Damage Recovery
   131612 Collision Damage Recovery-Reserve
                                                        -----              ---
          Collision Damage                                 --               --

   131100 Accounts Receivable Other
          Interest Receivable
   131110 Travel Advances
   131111 Other Advances to Employees
   131116 Notes Receivable
   131135 Ins Premium Receivable
                                                        -----              ---
          Other Receivables                                --               --

          Total Vehicle and Other Receivables              --               --
                                                        -----              ---
          Total Gross Receivables                       1,012              435

          Less: Provision
                                                        -----              ---
          Total Net Receivables
                                                        -----              ---

ALAMO RENT A CAR
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 200


                                                                       Amounts         Amounts      Adjustments
                                                December 31, 2001   Billed During  Collected During   During      January 31, 2002
                                                     Balance          The Period      The Period     The Period        Balance
                                                -----------------   -------------  ---------------- -----------   ----------------


131200 Unbilled Revenue                                                                                                        --
131205 Corporate Accounts                                                                                                      --
131210 T/A & Tour Operators                         19,497,400       13,964,117      (7,302,937)                       26,158,580
131215 Open Contracts                                                                                                          --
                                                   -----------     ------------     -----------     -----------       -----------
       Corporate / TA & TO                          19,497,400       13,964,117      (7,302,937)             --        26,158,580

131220 Master Card / Visa                            2,154,687       42,482,005     (41,472,147)        (43,294)        3,121,251
131221 Amex                                          1,243,723       11,458,133     (11,129,066)          5,007         1,577,797
131222 Diners Club                                     212,266          647,268        (679,391)         (5,159)          174,984
131223 Discover                                        419,346        1,925,291      (2,110,517)         (4,506)          229,614
131225 A/R Japan CB Credit Cards                        28,400           43,521         (60,494)             (0)           11,427
131235 Credit Card to Cash Switches                      7,935                                            3,018            10,953
131236 Credit Card to Voucher switches                                                                                         --
131237 Credit Card Data Trans Errors                    (7,480)          23,351                                            15,871
131238 Credit Card Chargebacks                          54,875           69,661         (15,454)          5,084           114,166
131240 A/R MC/Visa Odyssey Clearing                                                                                            --
                                                   -----------     ------------     -----------     -----------       -----------
       Credit Cards                                  4,113,752       56,649,230     (55,467,069)        (39,851)        5,256,063

131250 Returned Checks                                                                                                         --
131251 Forced Charges                                  551,918          717,561        (135,809)       (388,545)          745,125
131252 Coupon Clearing                                (216,009)        (141,056)             --         101,175          (255,890)
131260 Clearing Accounts                              (259,545)                                      (2,276,436)       (2,535,981)
131265 Unapplied Pymts                              (2,074,321)                         (15,645)      1,496,492          (593,474)
131290 Fees Due From Licensees                                           98,218                                            98,218
131291 A/R Licensee Clearing                                                            (66,209)         30,893           (35,316)
                                                   -----------     ------------     -----------     -----------       -----------
       Other                                        (1,997,957)         674,723        (217,663)     (1,036,422)       (2,577,319)

                                                   -----------     ------------     -----------     -----------       -----------
       Total Trade Receivables                      21,613,195       71,288,071     (62,987,670)     (1,076,273)       28,837,323

131501 Buyback A/R Proceeds                                                                                                    --
131502 Buyback A/R                                                                                                             --
131503 A/R Holding Bank Dep Clearing                                                                                           --
                                                   -----------     ------------     -----------     -----------       -----------
       Vehicle Recs - Manufacturer - Buybacks               --               --              --              --                --

131500 Predelivery Inspection & Warranty                                                                                       --
131504 Mfg Allowances/Rebates                          151,500                                                            151,500
131505 Mfg Misc Receivables                             55,220           30,675                                            85,895
131506 Mfg Disposal in Process - Cost                                 4,435,345                                         4,435,345
131508 Mfg Keep Receivables                                                                                                    --
131600 Veh Sales A/R (Non-Mfg) - Cost                                21,146,378                                        21,146,378
131602 Veh Sales A/R (Non-Mfg) - Reser                                                                                         --
131605 Vehicles Sales Clearing                        (533,571)                                         533,571                --
                                                   -----------     ------------     -----------     -----------      ------------
       Vehicle Recs - Manufacturer - Other            (326,851)      25,612,398              --         533,571        25,819,118

131610 Collision Damage Recovery                     4,198,996        3,336,946        (935,815)             (0)        6,660,127
131612 Collision Damage Recovery-Reserve            (1,616,683)                                      (1,201,131)       (2,817,814)
                                                   -----------     ------------     -----------     -----------      ------------
       Collision Damage                              2,582,313        3,336,946        (935,815)     (1,201,131)        3,782,313

131100 Accounts Receivable Other                        11,590           12,751                                            24,341
       Interest Receivable                                                                                                     --
131110 Travel Advances                                                                                                         --
131111 Other Advances to Employees                                                                                             --
131116 Notes Receivable                                                                                                        --
131135 Ins Premium Receivable                                                                                                  --
                                                   -----------     ------------     -----------     -----------       -----------
       Other Receivables                                11,590           12,751              --              --            24,341

       Total Vehicle and Other Receivables           2,267,052       28,962,094        (935,815)       (667,560)       29,625,771

                                                   -----------     ------------     -----------     -----------       -----------
       Total Gross Receivables                      23,880,247      100,250,165     (63,923,485)     (1,743,832)       58,463,095

       Less: Provision                              (1,036,332)                                        (154,925)       (1,191,257)
                                                   -----------     ------------     -----------     -----------       -----------
       Total Net Receivables                        22,843,915      100,250,165     (63,923,485)     (1,898,757)       57,271,838
                                                   -----------     ------------     -----------     -----------       -----------

                                            January 31, 2002
                                                 Balance
                                             General Ledger      Variance         Current         30-60        60-90
                                            -----------------   -----------     -----------     ---------    ---------

131200 Unbilled Revenue                                                  --              --
131205 Corporate Accounts                                                --              --
131210 T/A & Tour Operators                       26,158,580             --      14,301,163     7,773,436     4,083,981
131215 Open Contracts                                                    --              --
                                                 -----------    -----------     -----------     ---------     ---------
       Corporate / TA & TO                        26,158,580             --      14,301,163     7,773,436     4,083,981

131220 Master Card / Visa                          3,121,251             --       3,121,251
131221 Amex                                        1,577,797             --       1,577,797
131222 Diners Club                                   174,984             --         174,984
131223 Discover                                      229,614             --         229,614
131225 A/R Japan CB Credit Cards                      11,427             --          11,427
131235 Credit Card to Cash Switches                   10,953             --          10,953
131236 Credit Card to Voucher switches                                   --              --
131237 Credit Card Data Trans Errors                  15,871             --          23,351        (7,480)
131238 Credit Card Chargebacks                       114,166             --          60,205        36,608        17,353
131240 A/R MC/Visa Odyssey Clearing                                      --              --
                                                 -----------    -----------     -----------     ---------     ---------
       Credit Cards                                5,256,063             --       5,209,582        29,128        17,353

131250 Returned Checks                                                   --              --
131251 Forced Charges                                745,125             --         403,724       341,401
131252 Coupon Clearing                              (255,890)            --        (255,890)
131260 Clearing Accounts                          (2,535,981)            --      (2,535,981)
131265 Unapplied Pymts                              (593,474)            --        (593,474)
131290 Fees Due From Licensees                        98,218             --          98,218
131291 A/R Licensee Clearing                         (35,316)            --         (35,316)
                                                 -----------    -----------     -----------     ---------     ---------
       Other                                      (2,577,319)            --      (2,918,720)      341,401            --

                                                 -----------    -----------     -----------     ---------     ---------
       Total Trade Receivables                    28,837,323             --      16,592,024     8,143,965     4,101,334


131501 Buyback A/R Proceeds                                              --              --
131502 Buyback A/R                                                       --              --
131503 A/R Holding Bank Dep Clearing                                     --              --
                                                 -----------    -----------     -----------     ---------     ---------
       Vehicle Recs - Manufacturer - Buybacks             --             --              --            --            --

131500 Predelivery Inspection & Warranty                                 --              --
131504 Mfg Allowances/Rebates                        151,500             --              --        74,500        77,000
131505 Mfg Misc Receivables                           85,895             --          30,675        55,220
131506 Mfg Disposal in Process - Cost              4,435,345             --       4,435,345
131508 Mfg Keep Receivables                                              --              --
131600 Veh Sales A/R (Non-Mfg) - Cost             21,146,378             --      21,146,378
131602 Veh Sales A/R (Non-Mfg) - Reser                                   --              --
131605 Vehicles Sales Clearing                            --             --              --
                                                 -----------    -----------     -----------     ---------     ---------
       Vehicle Recs - Manufacturer - Other        25,819,118             --      25,612,398       129,720        77,000

131610 Collision Damage Recovery                   6,600,127             --       3,463,106     1,894,444     1,242,577
131612 Collision Damage Recovery-Reserve          (2,817,814)            --      (1,341,834)     (877,441)     (598,539)
                                                 -----------    -----------     -----------     ---------     ---------
       Collision Damage                            3,782,313             --       2,121,272     1,017,003       644,038

131100 Accounts Receivable Other                      24,341             --          24,341
       Interest Receivable
131110 Travel Advances                                                   --              --
131111 Other Advances to Employees                                       --              --
131116 Notes Receivable                                                  --              --
131135 Ins Premium Receivable                                            --              --
                                                 -----------    -----------     -----------     ---------     ---------
       Other Receivables                              24,341             --          24,341            --            --

       Total Vehicle and Other Receivables        29,625,771             --      27,758,010     1,146,723       721,038

                                                 -----------    -----------     -----------     ---------     ---------
       Total Gross Receivables                    58,463,095             --      44,350,035     9,290,688     4,822,372
                                                                                -----------     ---------     ---------

       Less: Provision                            (1,191,257)            --
                                                 -----------    -----------

       Total Net Receivables                      57,271,838             --
                                                 -----------    -----------


                                                    90-120      Over 120
                                                   ---------    ---------

131200 Unbilled Revenue
131205 Corporate Accounts
131210 T/A & Tour Operators
131215 Open Contracts
                                                    ---------    ---------
       Corporate / TA & TO                                 --           --

131220 Master Card / Visa
131221 Amex
131222 Diners Club
131223 Discover
131225 A/R Japan CB Credit Cards
131235 Credit Card to Cash Switches
131236 Credit Card to Voucher switches
131237 Credit Card Data Trans Errors
131238 Credit Card Chargebacks
131240 A/R MC/Visa Odyssey Clearing
                                                    ---------    ---------
       Credit Cards                                        --           --

131250 Returned Checks
131251 Forced Charges
131252 Coupon Clearing
131260 Clearing Accounts
131265 Unapplied Pymts
131290 Fees Due From Licensees
131291 A/R Licensee Clearing
                                                    ---------    ---------
       Other                                               --           --

                                                    ---------    ---------
       Total Trade Receivables                             --           --


131501 Buyback A/R Proceeds
131502 Buyback A/R
131503 A/R Holding Bank Dep Clearing
                                                    ---------    ---------
       Vehicle Recs - Manufacturer - Buybacks              --           --

131500 Predelivery Inspection & Warranty
131504 Mfg Allowances/Rebates
131505 Mfg Misc Receivables
131506 Mfg Disposal in Process - Cost
131508 Mfg Keep Receivables
131600 Veh Sales A/R (Non-Mfg) - Cost
131602 Veh Sales A/R (Non-Mfg) - Reser
131605 Vehicles Sales Clearing
                                                    ---------     --------
       Vehicle Recs - Manufacturer - Other                 --           --

131610 Collision Damage Recovery
131612 Collision Damage Recovery-Reserve
                                                    ---------    ---------
       Collision Damage                                    --           --

131100 Accounts Receivable Other
       Interest Receivable
131110 Travel Advances
131111 Other Advances to Employees
131116 Notes Receivable
131135 Ins Premium Receivable
                                                    ---------    ---------
       Other Receivables                                   --           --

       Total Vehicle and Other Receivables                 --           --

                                                    ---------    ---------
       Total Gross Receivables                             --           --
                                                    ---------    ---------

       Less: Provision


       Total Net Receivables

ANC  CORPORATE & OTHERS
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 551, 594, 599, 601, 602, 603

                                                                                            Amounts                 Amounts
                                                            December 31, 2001             Billed During         Collected During
                                                                Balance                    The Period              The Period
                                                            -----------------             -------------         ----------------
         131200 Unbilled Revenue
         131205 Corporate Accounts
         131210 T/A & Tour Operators
         131215 Open Contracts
                                                            -----------------             -------------         ----------------
                Corporate / TA & TO                                        --                        --                       --

         131220 Master Card / Visa
         131221 Amex
         131222 Diners Club
         131223 Discover
         131225 A/R Japan CB Credit Cards
         131235 Credit Card to Cash Switches
         131236 Credit Card to Voucher switches
         131237 Credit Card Data Trans Errors
         131238 Credit Card Chargebacks
         131240 A/R MC/Visa Odyssey Clearing
                                                            -----------------             -------------         ----------------
                Credit Cards                                               --                        --                       --

         131250 Returned Checks
         131251 Forced Charges
         131252 Coupon Clearing
         131260 Clearing Accounts
         131265 Unapplied Pymts
         131290 Fees Due From Licensees
         131291 A/R Licensee Clearing
                                                            -----------------             -------------         ----------------
                Other                                                      --                        --                       --

                                                            -----------------             -------------         ----------------
                Total Trade Receivables                                                              --                       --

         131501 Buyback A/R Proceeds
         131502 Buyback A/R
         131503 A/R Holding Bank Dep Clearing
                                                            -----------------             -------------         ----------------
                Vehicle Recs - Manufacturer - Buybacks                     --                        --                       --

         131500 Predelivery Inspection & Warranty
         131504 Mfg Allowances/Rebates
         131505 Mfg Misc Receivables
         131506 Mfg Disposal in Process - Cost
         131508 Mfg Keep Receivables
         131600 Veh Sales A/R (Non-Mfg) - Cost
         131602 Veh Sales A/R (Non-Mfg) - Reser
         131605 Vehicles Sales Clearing
                                                            -----------------             -------------         ----------------
                Vehicle Recs - Manufacturer - Other                        --                        --                       --

         131610 Collision Damage Recovery
         131612 Collision Damage Recovery - Reserve
                                                            -----------------             -------------         ----------------
                Collision Damage                                           --                        --                       --

         131100 Accounts Receivable Other
                Interest Receivable
         131110 Travel Advances
         131111 Other Advances to Employees
         131116 Notes Receivable
         131135 Ins Premium Receivable
                                                            -----------------             -------------         ----------------
                Other Receivables                                          --                        --                       --

                Total Vehicle and Other Receivables                        --                        --                       --

                                                            -----------------             -------------         ----------------
                Total Gross Receivables                                    --                        --                       --


                Less: Provision

                                                            -----------------             -------------         ----------------
                Total Net Receivables                                      --                        --                       --
                                                            -----------------             -------------         ----------------

                                                            Adjustments                                   January 31, 2002
                                                             During             January 31, 2002            Balance Per
                                                            The Period               Balance               General Ledger
                                                            -----------         ----------------          ----------------
         131200 Unbilled Revenue                                                              --
         131205 Corporate Accounts                                                            --
         131210 T/A & Tour Operators                                                          --
         131215 Open Contracts                                                                --
                                                            -----------         ----------------          ----------------
                Corporate / TA & TO                                 --                        --                        --

         131220 Master Card / Visa                                                            --
         131221 Amex                                                                          --
         131222 Diners Club                                                                   --
         131223 Discover                                                                      --
         131225 A/R Japan CB Credit Cards                                                     --
         131235 Credit Card to Cash Switches                                                  --
         131236 Credit Card to Voucher switches                                               --
         131237 Credit Card Data Trans Errors                                                 --
         131238 Credit Card Chargebacks                                                       --
         131240 A/R MC/Visa Odyssey Clearing                                                  --
                                                            -----------         ----------------          ----------------
                Credit Cards                                         --                       --                        --

         131250 Returned Checks                                                               --
         131251 Forced Charges                                                                --
         131252 Coupon Clearing                                                               --
         131260 Clearing Accounts                                                             --
         131265 Unapplied Pymts                                                               --
         131290 Fees Due From Licensees                                                       --
         131291 A/R Licensee Clearing                                                         --
                                                            -----------         ----------------          ----------------
                Other                                                --                       --                        --

                                                            -----------         ----------------          ----------------
                Total Trade Receivables                              --                       --                        --

         131501 Buyback A/R Proceeds                                                          --
         131502 Buyback A/R                                                                   --
         131503 A/R Holding Bank Dep Clearing                                                 --
                                                            -----------         ----------------          ----------------
                Vehicle Recs - Manufacturer - Buybacks               --                       --                        --

         131500 Predelivery Inspection & Warranty                                             --
         131504 Mfg Allowances/Rebates                                                        --
         131505 Mfg Misc Receivables                                                          --
         131506 Mfg Disposal in Process - Cost                                                --
         131508 Mfg Keep Receivables                                                          --
         131600 Veh Sales A/R (Non-Mfg) - Cost                                                --
         131602 Veh Sales A/R (Non-Mfg) - Reser                                               --
         131605 Vehicles Sales Clearing                                                       --
                                                            -----------         ----------------          ----------------
                Vehicle Recs - Manufacturer - Other                  --                       --                        --

         131610 Collision Damage Recovery                                                     --
         131612 Collision Damage Recovery-Reserve                                             --
                                                            -----------         ----------------          ----------------
                Collision Damage                                     --                       --                        --

         131100 Accounts Receivable Other                                                     --
                Interest Receivable                                                           --
         131110 Travel Advances                                                               --
         131111 Other Advances to Employees                                                   --
         131116 Notes Receivable                                                              --
         131135 Ins Premium Receivable                                                        --
                                                            -----------         ----------------          ----------------
                Other Receivables                                    --                       --                        --

                Total Vehicle and Other Receivables                  --                       --                        --

                                                            -----------         ----------------          ----------------
                Total Gross Receivables                              --                       --                        --


                Less: Provision                                                               --

                                                            -----------         ----------------          ----------------
                Total Net Receivables                                --                       --                        --
                                                            -----------         ----------------          ----------------

                                                            Variance                    Current                30-60
                                                            --------                    -------                -----
         131200 Unbilled Revenue                                  --                         --
         131205 Corporate Accounts                                --                         --
         131210 T/A & Tour Operators                              --                         --
         131215 Open Contracts                                    --                         --
                                                            --------                    -------                -----
                Corporate / TA & TO                               --                         --                   --

         131220 Master Card / Visa                                --                         --
         131221 Amex                                              --                         --
         131222 Diners Club                                       --                         --
         131223 Discover                                          --                         --
         131225 A/R Japan CB Credit Cards                         --                         --
         131235 Credit Card to Cash Switches                      --                         --
         131236 Credit Card to Voucher switches                   --                         --
         131237 Credit Card Data Trans Errors                     --                         --
         131238 Credit Card Chargebacks                           --                         --
         131240 A/R MC/Visa Odyssey Clearing                      --                         --
                                                            --------                    -------                -----
                Credit Cards                                      --                         --                   --

         131250 Returned Checks                                   --                         --
         131251 Forced Charges                                    --                         --
         131252 Coupon Clearing                                   --                         --
         131260 Clearing Accounts                                 --                         --
         131265 Unapplied Pymts                                   --                         --
         131290 Fees Due From Licensees                           --                         --
         131291 A/R Licensee Clearing                             --                         --
                                                            --------                    -------                -----
                Other                                             --                         --                   --

                                                            --------                    -------                -----
                Total Trade Receivables                           --                         --                   --

         131501 Buyback A/R Proceeds                              --                         --
         131502 Buyback A/R                                       --                         --
         131503 A/R Holding Bank Dep Clearing                     --                         --
                                                            --------                    -------                -----
                Vehicle Recs - Manufacturer - Buybacks            --                         --                   --

         131500 Predelivery Inspection & Warranty                 --                         --
         131504 Mfg Allowances/Rebates                            --                         --
         131505 Mfg Misc Receivables                              --                         --
         131506 Mfg Disposal in Process - Cost                    --                         --
         131508 Mfg Keep Receivables                              --                         --
         131600 Veh Sales A/R (Non-Mfg) - Cost                    --                         --
         131602 Veh Sales A/R (Non-Mfg) - Reser                   --                         --
         131605 Vehicles Sales Clearing                           --                         --
                                                            --------                    -------                -----
                Vehicle Recs - Manufacturer - Other               --                          -                   --

         131610 Collision Damage Recovery                         --                         --
         131612 Collision Damage Recovery - Reserve               --                         --
                                                            --------                    -------                -----
                Collision Damage                                  --                         --                   --

         131100 Accounts Receivable Other                         --                         --
                Interest Receivable                               --                         --
         131110 Travel Advances                                   --                         --
         131111 Other Advances to Employees                       --                         --
         131116 Notes Receivable                                  --                         --
         131135 Ins Premium Receivable                            --                         --
                                                            --------                    -------                -----
                Other Receivables                                 --                         --                   --

                Total Vehicle and Other Receivables               --                         --                   --

                                                            --------                    -------                -----
                Total Gross Receivables                           --                         --                   --
                                                                                        -------                -----

                Less: Provision                                   --

                                                            --------
                Total Net Receivables

                                                           60-90             90-120                 Over 120
                                                           -----             ------                 --------
         131200 Unbilled Revenue
         131205 Corporate Accounts
         131210 T/A & Tour Operators
         131215 Open Contracts
                                                           -----             ------                 --------
                Corporate / TA & TO                           --                 --                       --

         131220 Master Card / Visa
         131221 Amex
         131222 Diners Club
         131223 Discover
         131225 A/R Japan CB Credit Cards
         131235 Credit Card to Cash Switches
         131236 Credit Card to Voucher switches
         131237 Credit Card Data Trans Errors
         131238 Credit Card Chargebacks
         131240 A/R MC/Visa Odyssey Clearing
                                                           -----             ------                 --------
                Credit Cards                                  --                 --                       --

         131250 Returned Checks
         131251 Forced Charges
         131252 Coupon Clearing
         131260 Clearing Accounts
         131265 Unapplied Pymts
         131290 Fees Due From Licensees
         131291 A/R Licensee Clearing
                                                           -----             ------                 --------
                Other                                         --                 --                       --

                                                           -----             ------                 --------
                Total Trade Receivables                       --                 --                       --

         131501 Buyback A/R Proceeds
         131502 Buyback A/R
         131503 A/R Holding Bank Dep Clearing
                                                           -----             ------                 --------
                Vehicle Recs - Manufacturer - Buybacks        --                 --                       --

         131500 Predelivery Inspection & Warranty
         131504 Mfg Allowances/Rebates
         131505 Mfg Misc Receivables
         131506 Mfg Disposal in Process - Cost
         131508 Mfg Keep Receivables
         131600 Veh Sales A/R (Non-Mfg) - Cost
         131602 Veh Sales A/R (Non-Mfg) - Reser
         131605 Vehicles Sales Clearing
                                                           -----             ------                 --------
                Vehicle Recs - Manufacturer - Other           --                 --                       --

         131610 Collision Damage Recovery
         131612 Collision Damage Recovery - Reserve
                                                           -----             ------                 --------
                Collision Damage                              --                 --                       --

         131100 Accounts Receivable Other
                Interest Receivable
         131110 Travel Advances
         131111 Other Advances to Employees
         131116 Notes Receivable
         131135 Ins Premium Receivable
                                                           -----             ------                 --------
                Other Receivables                             --                 --                       --

                Total Vehicle and Other Receivables           --                 --                       --

                                                           -----             ------                 --------
                Total Gross Receivables                       --                 --                       --
                                                           -----             ------                 --------

                Less: Provision


                Total Net Receivables


COMBINED
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - ALL

                                                                         Amounts               Amounts             Adjustments
                                                December 31, 2001      Billed During       Collected During          During
                                                    Balance             The Period            The Period           The Period
                                                ----------------       -------------       ----------------        -----------
131200 Unbilled Revenue                               858,917               522,946                    --                (439)
131205 Corporate Accounts                           7,320,302             4,468,778            (4,640,547)            229,038
131210 T/A & Tour Operators                        21,022,394            15,980,124            (8,682,017)           (115,909)
131215 Open Contracts                              10,700,000                    --                    --                  --
                                                  -----------          ------------          ------------          ----------
       Corporate / TA & TO                         39,901,613            20,971,848           (13,322,564)            112,690

131220 Master Card / Visa                           5,550,905            89,613,467           (88,771,811)            (91,723)
131221 Amex                                         4,253,405            40,218,082           (39,150,731)            (53,412)
131222 Diners Club                                    668,873             4,372,037            (3,877,657)             (7,327)
131223 Discover                                       669,058             4,125,465            (4,465,213)             (4,871)
131225 A/R Japan CB Credit Cards                       28,400                43,521               (60,494)                 (0)
131235 Credit Card to Cash Switches                     7,935                    --                    --               3,018
131236 Credit Card to Voucher switches                     --                    --                    --                  --
131237 Credit Card Data Trans Errors                   (7,480)               23,351                    --                  --
131238 Credit Card Chargebacks                        168,526               197,756               (36,273)            (19,290)
131240 A/R MC/Visa Odyssey Clearing                   109,263                    --                    --             (54,398)
                                                  -----------          ------------          ------------          ----------
       Credit Cards                                11,448,885           138,593,679          (136,362,179)           (228,002)

131250 Returned Checks                                 38,422                    --                    --               7,729
131251 Forced Charges                                 551,918               717,561              (135,809)           (388,545)
131252 Coupon Clearing                               (204,969)             (141,056)              224,085            (112,413)
131260 Clearing Accounts                             (264,123)                   --              (197,627)         (2,138,782)
131265 Unapplied Pymts                             (2,484,964)                   --              (593,188)          2,152,468
131290 Fees Due From Licensees                      1,968,466               743,164              (798,321)                  2
131291 A/R Licensee Clearing                          (47,578)              (68,318)              (66,209)             30,894
                                                  -----------          ------------          ------------          ----------
       Other                                         (442,828)            1,251,351            (1,567,069)           (448,648)

                                                  -----------          ------------          ------------          ----------
       Total Trade Receivables                     50,907,670           160,816,879          (151,251,813)           (563,960)

131501 Buyback A/R Proceeds                                --                    --                    --                  --
131502 Buyback A/R                                         --                    --                    --                  --
131503 A/R Holding Bank Dep Clearing                       --                    --                    --                  --
                                                  -----------          ------------          ------------          ----------
       Vehicle Recs - Manufacturer - Buybacks            --                    --                    --                  --

131500 Predelivery Inspection & Warranty              851,031               837,284                    --                  --
131504 Mfg Allowances/Rebates                         151,500                    --                    --                  --
131505 Mfg Misc Receivables                            73,675                38,730                    --                  --
131506 Mfg Disposal in Process - Cost                 (18,774)            4,435,345                    --              18,774
131508 Mfg Keep Receivables                                --                    --                    --                  --
131600 Veh Sales A/R (Non-Mfg) - Cost                      --            21,146,378                    --                  --
131602 Veh Sales A/R (Non-Mfg) - Reser                     --                    --                    --                  --
131605 Vehicles Sales Clearing                       (533,571)                   --                    --             533,571
                                                  -----------          ------------          ------------          ----------
       Vehicle Recs - Manufacturer - Other          523,861            26,457,737                    --             552,345

131610 Collision Damage Recovery                    7,188,329             5,888,339            (1,686,236)            (67,431)
131612 Collision Damage Recovery - Reserve         (2,595,834)                   --                    --          (2,080,103)
                                                  -----------          ------------          ------------          ----------
       Collision Damage                             4,592,495             5,888,339            (1,686,236)         (2,147,533)

131100 Accounts Receivable Other                      240,495               250,291              (199,822)                 --
       Interest Receivable                                 --                    --                    --                  --
131110 Travel Advances                                     --                    --                    --                  --
131111 Other Advances to Employees                     14,177                    --                    --                  --
131116 Notes Receivable                                    --                    --                    --                  --
131135 Ins Premium Receivable                         244,763               305,517              (244,763)                 --
                                                  -----------          ------------          ------------          ----------
       Other Receivables                              499,435               555,808              (444,585)                 --

       Total Vehicle and Other Receivables          5,615,791            32,901,884            (2,130,821)         (1,595,188)

                                                  -----------          ------------          ------------          ----------
       Total Gross Receivables                     56,523,461           193,718,763          (153,382,633)         (2,159,148)

Less: Provision                                    (1,478,435)                   --                    --            (265,128)

                                                  -----------          ------------          ------------          ----------
Total Net Receivables                              55,045,026           193,718,763          (153,382,633)         (2,424,276)
                                                  -----------          ------------          ------------          ----------

                                                                      January 31, 2002
                                                 January 31, 2002        Balance Per
                                                     Balance           General Ledger      Variance         Current
                                                 ----------------     ----------------     --------       -----------
131200 Unbilled Revenue                              1,381,424            1,381,424            --           1,381,424
131205 Corporate Accounts                            7,377,571            7,377,571            --           4,204,524
131210 T/A & Tour Operators                         28,204,591           28,204,591            --          15,871,215
131215 Open Contracts                               10,700,000           10,700,000            --          10,700,000
                                                   -----------          -----------          ----         -----------
       Corporate / TA & TO                          47,663,586           47,663,586            --          32,157,163

131220 Master Card / Visa                            6,300,839            6,300,839            --           6,300,839
131221 Amex                                          5,267,344            5,267,344            --           5,267,344
131222 Diners Club                                   1,155,926            1,155,926            --           1,155,926
131223 Discover                                        324,439              324,439            --             324,439
131225 A/R Japan CB Credit Cards                        11,427               11,427            --              11,427
131235 Credit Card to Cash Switches                     10,953               10,953            --              10,953
131236 Credit Card to Voucher switches                      --                   --            --                  --
131237 Credit Card Data Trans Errors                    15,871               15,871            --              23,351
131238 Credit Card Chargebacks                         310,719              310,719            --             144,260
131240 A/R MC/Visa Odyssey Clearing                     54,865               54,865            --              54,865
                                                   -----------          -----------          ----         -----------
       Credit Cards                                 13,452,384           13,452,384            --          13,293,405

131250 Returned Checks                                  46,151               46,151            --              41,243
131251 Forced Charges                                  745,125              745,125            --             403,724
131252 Coupon Clearing                                (234,353)            (234,353)           --            (234,353)
131260 Clearing Accounts                            (2,600,532)          (2,600,532)           --          (2,600,532)
131265 Unapplied Pymts                                (925,684)            (925,684)           --            (925,684)
131290 Fees Due From Licensees                       1,913,311            1,913,311            --           1,251,749
131291 A/R Licensee Clearing                          (151,212)            (151,212)           --            (151,212)
                                                   -----------          -----------          ----         -----------
       Other                                        (1,207,194)          (1,207,194)           --          (2,215,065)

                                                   -----------          -----------          ----         -----------
       Total Trade Receivables                      59,908,776           59,908,776            --          43,235,503

131501 Buyback A/R Proceeds                                 --                   --            --                  --
131502 Buyback A/R                                          --                   --            --                  --
131503 A/R Holding Bank Dep Clearing                        --                   --            --                  --
                                                   -----------          -----------          ----         -----------
       Vehicle Recs - Manufacturer - Buybacks             --                   --            --                  --

131500 Predelivery Inspection & Warranty             1,688,315            1,688,315            --             918,370
131504 Mfg Allowances/Rebates                          151,500              151,500            --                  --
131505 Mfg Misc Receivables                            112,405              112,405            --              38,730
131506 Mfg Disposal in Process - Cost                4,435,345            4,435,345            --           4,435,345
131508 Mfg Keep Receivables                                 --                   --            --                  --
131600 Veh Sales A/R (Non-Mfg) - Cost               21,146,378           21,146,378            --          21,146,378
131602 Veh Sales A/R (Non-Mfg) - Reser                      --                   --            --                  --
131605 Vehicles Sales Clearing                              --                   --            --                  --
                                                   -----------          -----------          ----         -----------
       Vehicle Recs - Manufacturer - Other        27,533,943           27,533,943            --          26,538,823

131610 Collision Damage Recovery                    11,323,002           11,323,002            --           5,935,737
131612 Collision Damage Recovery - Reserve          (4,675,937)          (4,675,937)           --          (2,194,759)
                                                   -----------          -----------          ----         -----------
       Collision Damage                              6,647,065            6,647,065            --           3,740,978

131100 Accounts Receivable Other                       290,964              290,964            --             290,964
       Interest Receivable                                  --                   --            --                  --
131110 Travel Advances                                      --                   --            --                  --
131111 Other Advances to Employees                      14,177               14,177            --              14,177
131116 Notes Receivable                                     --                   --            --                  --
131135 Ins Premium Receivable                          305,517              305,517            --             305,517
                                                   -----------          -----------          ----         -----------
       Other Receivables                               610,658              610,658            --             610,658

       Total Vehicle and Other Receivables          34,791,666           34,791,666            --          30,890,459

                                                   -----------          -----------          ----         -----------
       Total Gross Receivables                      94,700,442           94,700,442            --          74,125,963

Less: Provision                                     (1,743,563)          (1,743,563)           --

                                                   -----------          -----------          ----
Total Net Receivables                               92,956,879           92,956,879            --
                                                   -----------          -----------          ----

                                                          30-60               60-90             90-120     Over 120
                                                       -----------          ----------          ------     --------
131200 Unbilled Revenue                                         --                  --             --          --
131205 Corporate Accounts                                2,731,106             440,494          1,012         435
131210 T/A & Tour Operators                              8,081,210           4,252,166             --          --
131215 Open Contracts                                           --                  --             --          --
                                                       -----------          ----------          -----      ------
       Corporate / TA & TO                              10,812,316           4,692,660          1,012         435

131220 Master Card / Visa                                       --                  --             --          --
131221 Amex                                                     --                  --             --          --
131222 Diners Club                                              --                  --             --          --
131223 Discover                                                 --                  --             --          --
131225 A/R Japan CB Credit Cards                                --                  --             --          --
131235 Credit Card to Cash Switches                             --                  --             --          --
131236 Credit Card to Voucher switches                          --                  --             --          --
131237 Credit Card Data Trans Errors                        (7,480)                 --             --          --
131238 Credit Card Chargebacks                             110,207              56,252             --          --
131240 A/R MC/Visa Odyssey Clearing                             --                  --             --          --
                                                       -----------          ----------          -----      ------
       Credit Cards                                        102,727              56,252             --          --

131250 Returned Checks                                       3,092               1,815             --          --
131251 Forced Charges                                      341,401                  --             --          --
131252 Coupon Clearing                                          --                  --             --          --
131260 Clearing Accounts                                        --                  --             --          --
131265 Unapplied Pymts                                          --                  --             --          --
131290 Fees Due From Licensees                             529,978             131,584             --          --
131291 A/R Licensee Clearing                                    --                  --             --          --
                                                       -----------          ----------          -----      ------
       Other                                               874,471             133,399             --          --

                                                       -----------          ----------          -----      ------
       Total Trade Receivables                          11,789,514           4,882,311          1,012         435

131501 Buyback A/R Proceeds                                     --                  --             --          --
131502 Buyback A/R                                              --                  --             --          --
131503 A/R Holding Bank Dep Clearing                            --                  --             --          --
                                                       -----------          ----------          -----      ------
       Vehicle Recs - Manufacturer - Buybacks                  --                   --             --          --

131500 Predelivery Inspection & Warranty                   769,945                  --             --          --
131504 Mfg Allowances/Rebates                               74,500              77,000             --          --
131505 Mfg Misc Receivables                                 73,675                  --             --          --
131506 Mfg Disposal in Process - Cost                           --                  --             --          --
131508 Mfg Keep Receivables                                     --                  --             --          --
131600 Veh Sales A/R (Non-Mfg) - Cost                           --                  --             --          --
131602 Veh Sales A/R (Non-Mfg) - Reser                          --                  --             --          --
131605 Vehicles Sales Clearing                                  --                  --             --          --
                                                       -----------          ----------          -----      ------
       Vehicle Recs - Manufacturer - Other                 918,120              77,000             --          --

131610 Collision Damage Recovery                         3,303,587           2,083,678             --          --
131612 Collision Damage Recovery - Reserve              (1,487,641)           (993,537)            --          --
                                                       -----------          ----------          -----      ------
       Collision Damage                                  1,815,946           1,090,141             --          --

131100 Accounts Receivable Other                                --                  --             --          --
       Interest Receivable                                      --                  --             --          --
131110 Travel Advances                                          --                  --             --          --
131111 Other Advances to Employees                              --                  --             --          --
131116 Notes Receivable                                         --                  --             --          --
131135 Ins Premium Receivable                                   --                  --             --          --
                                                       -----------          ----------          -----      ------
       Other Receivables                                        --                  --             --          --

       Total Vehicle and Other Receivables               2,734,066           1,167,141             --          --

                                                       -----------          ----------          -----      ------
       Total Gross Receivables                          14,523,580           6,049,452          1,012         435

Less: Provision


Total Net Receivables

ALAMO LMD
TRADE A/R ROLLFORWARD
11/12-01-01/31/02


                                PRE-PETITION             POST-PETITION              COMBINED
                                ------------             -------------            ------------

Balance @ 11/12/2001            $ 35,008,798             $          0             $ 35,008,798
Sales                                612,847               12,147,729               12,760,576
Receipts/Write-Offs              (12,338,241)              (2,491,973)             (14,830,214)
                                ------------             ------------             ------------
BALANCE @ 11/30/2001            $ 23,283,404             $  9,655,756             $ 32,939,160
Sales                                 87,765               20,625,558               20,713,323
Receipts/Write-Offs              (17,295,074)              (5,203,433)             (22,498,507)
                                ------------             ------------             ------------
BALANCE @ 12/31/2001            $ 17,801,489             $ 15,422,124             $ 33,223,613
Sales                                 (5,244)              19,555,918               19,550,675
Receipts/Write-Offs              (13,942,210)              (5,944,114)             (19,886,325)
                                ------------             ------------             ------------
BALANCE @ 1/31/2002             $  3,854,035             $ 29,033,928             $ 32,887,964

AGING @ 01/31/02
Month End Receivable                                        8,469,053                8,469,053
Non Renter Current                   198,137                6,683,217                6,881,354
Non Renter 31 to 60                  593,002                2,740,886                3,333,888
Non Renter 61 to 90                1,739,038                  427,641                2,166,679
Non Renter 91 to 120               1,703,801                       --                1,703,801
Non Renter 121 to 150              1,310,538                       --                1,310,538
Non Renter 151 +                   4,023,412                       --                4,023,412
Renter Additional Cash                    --                  (53,332)                 (53,332)
Renter Current                       432,142                  311,005                  743,147
Renter 31 to 60                      608,698                  178,571                  787,269
Renter 61 to 90                      348,646                   22,147                  370,793
Renter 91 +                          963,368                       (8)                 963,360
Renter @ Collections               2,183,533                    4,467                2,188,001
                                ------------             ------------             ------------
       TOTAL                    $ 14,104,315             $ 18,783,648             $ 32,887,963
                                ============             ============             ============

                          UNITED STATES DISTRICT COURT
                              DISTRICT OF DELAWARE


In re: ANC Rental Corporation, et al.    Case No. 01-11200 Jointly Administered


                            MONTHLY OPERATING REPORT

ATTACHMENT 14:

MOR-5 - Debtor Questionnaire

1. Have any assets been sold or transferred outside the normal course of business during this reporting period?

Debtor Response - NO.

2. Have any funds been disbursed from any account other than a debtor in possession account during this reporting period?

Debtor Response - NO.

3.       Have all postpetition tax returns been timely filed?

Debtor Response - YES.

4. Are workers compensation, general liability, and other necessary insurance coverages in effect?

Debtor Response - YES, However, the debtor has increased its self-insurance coverage from a maximum liability of $ 1 million dollars per occurrence to a maximum liability of $5 million dollars per occurrence. This increase is not in compliance with certain Debtor obligations to selected Creditors, which requires the Debtor to maintain third party umbrella insurance for the $4 million in excess of the first $1 million per occurrence.